UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NATIONAL FINANCIAL PARTNERS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

It is our pleasure to invite you to the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of National Financial Partners Corp. (the “Company”). The Annual Meeting will be held at 9:00 a.m. EDT on Wednesday, June 3, 2009 at the Roosevelt Hotel, Broadway Suite, 45 East 45th Street, New York, NY 10017.

At our Annual Meeting you will be asked to:

•	Elect seven directors to the Company’s Board of Directors;

•	Approve the adoption of the Company’s 2009 Stock Incentive Plan;

•	Approve the adoption of the Company’s 2009 Management Incentive Plan;

•	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009; and

•	Conduct any other business properly brought before the Annual Meeting.

The formal Notice of Annual Meeting and Proxy Statement follow and contain additional information regarding the matters to be acted on at the Annual Meeting.

If you were a stockholder of record at the close of business on April 6, 2009, you are entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on April 6, 2009 will be available for inspection during ordinary business hours at the Company’s offices located at 340 Madison Avenue, 19th Floor, New York, NY 10173, from May 22, 2009 until the date of the Annual Meeting. The list will also be available for inspection at the Annual Meeting.

Your vote is important. It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings and regardless of whether or not you plan to attend the Annual Meeting in person. Accordingly, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope to ensure that your shares will be represented. Alternatively, you may be able to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these services, if available to you, can be found on the enclosed Proxy Card or voting instruction form. By following these instructions, your shares will be voted even if you are unable to attend the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person or change your proxy vote, you may of course do so.

Attendance at the Annual Meeting. Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. and seating will begin at 8:30 a.m. Each stockholder will be asked to present valid picture identification, such as a driver’s license or passport, prior to admission to the Annual Meeting. Stockholders holding stock through a broker, bank or other nominee (“street name” holders) will need to bring a copy of a brokerage or other similar statement reflecting stock ownership as of the close of business on April 6, 2009. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Thank you for your participation in these initiatives.

Sincerely,

Jessica M. Bibliowicz

Chairman, President and

Chief Executive Officer

April 21, 2009

National Financial Partners Corp.

340 Madison Avenue, 19th Floor

New York, NY 10173

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 3, 2009

To the Stockholders of

NATIONAL FINANCIAL PARTNERS CORP.:

The 2009 Annual Meeting of Stockholders of National Financial Partners Corp., a Delaware corporation (the “Company”), will be held on Wednesday, June 3, 2009, at 9:00 a.m. EDT, at the Roosevelt Hotel, Broadway Suite, 45 East 45th Street, New York, NY 10017, for the following purposes:

(1)	To elect seven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

(2)	To approve the adoption of the 2009 Stock Incentive Plan.

(3)	To approve the adoption of the 2009 Management Incentive Plan.

(4)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

(5)	To transact such other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof.

Stockholders of record of the Company’s common stock at the close of business on April 6, 2009 will be entitled to notice of, and to vote on, all matters presented at the Annual Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2009: The Proxy Statement and the 2008 Annual Report to Stockholders are attached. Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of the Company’s proxy materials on the Internet. The Proxy Statement and the 2008 Annual Report to Stockholders are available at the Company’s Web site at http://www.nfp.com/ir. Additionally, and in accordance with SEC rules, you may access the Proxy Statement and the 2008 Annual Report to Stockholders at http://materials.proxyvote.com/63607P, which does not have “cookies” that identify visitors to the site.

WE ASK THAT YOU VOTE PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES ARE REPRESENTED. YOU MAY VOTE EITHER BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR USING TELEPHONE OR INTERNET VOTING, IF AVAILABLE. SIGNING AND RETURNING THE PROXY CARD WILL NOT PROHIBIT YOU FROM ATTENDING THE ANNUAL MEETING. PLEASE REFER TO THE PROXY CARD OR OTHER VOTING INSTRUCTIONS INCLUDED WITH THESE PROXY MATERIALS FOR GUIDANCE ON VOTING BY TELEPHONE OR VIA THE INTERNET.

By Order of the Board of Directors,

Stancil E. Barton

Executive Vice President,

General Counsel and Corporate Secretary

April 21, 2009

PROXY STATEMENT TABLE OF CONTENTS

National Financial Partners Corp.

340 Madison Avenue, 19th Floor

New York, NY 10173

PROXY STATEMENT

Annual Meeting of Stockholders

Wednesday, June 3, 2009

INTRODUCTION

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are being furnished to the holders of common stock, par value $0.10 per share (the “Common Stock”), of National Financial Partners Corp. (“NFP” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Roosevelt Hotel, Broadway Suite, 45 East 45th Street, New York, NY 10017, on Wednesday, June 3, 2009, at 9:00 a.m. EDT, and at any adjournments or postponements thereof. These proxy materials are being distributed on or about April 21, 2009 to stockholders of record at the close of business on April 6, 2009 of the Common Stock.

If you are a “holder of record” (that is, if your shares are registered in your own name with NFP’s transfer agent), you may vote by using the enclosed Proxy Card. The Board of Directors has designated the officers of NFP named on the Proxy Card as proxies. A stockholder who wishes to appoint another person as his or her proxy at the Annual Meeting may do so by completing and delivering a different form of proxy to the Company. You must sign and date the Proxy Card and return it in the enclosed postage paid envelope. As a holder of record, you may also vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy Card. If you are a holder of record and attend the Annual Meeting, you may deliver your completed Proxy Card in person.

If you hold your shares in “street name” (that is, if you hold your shares through a broker, bank or other nominee), please refer to the information on the voting instruction form forwarded to you by your bank, broker or other nominee to see which voting options are available to you. If you want to vote in person at the Annual Meeting and hold your shares in street name, you must obtain an additional proxy from your bank, broker or other nominee authorizing you to vote. You must bring the additional proxy to the Annual Meeting.

If you would like to change your vote, you should:

•	Send in a new Proxy Card with a later date; or

•	Cast a new vote by telephone or through the Internet.

If you vote your proxy before the Annual Meeting, you may still attend the Annual Meeting, and if the Company is able to verify that you are a holder of record, you may change your previously submitted proxy by voting again in person. The last proxy properly submitted by you before voting is closed at the Annual Meeting will be counted. If you wish to revoke rather than change your vote, the Company must receive a written revocation prior to the closing of the vote at the Annual Meeting. A written revocation must be sent to the

Corporate Secretary at National Financial Partners Corp., 340 Madison Avenue, 19th Floor, New York, NY 10173. Revocation by written notice to the Corporate Secretary of the Company, or a vote change by submission of a later proxy, will not affect a vote on any matter that is taken by the Company prior to the receipt of the notice or later proxy. A stockholder’s mere presence at the Annual Meeting will not change or revoke the appointment of such stockholder’s proxy. If not changed or revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder.

Unless you give other instructions on your Proxy Card, or, if available, by telephone or through the Internet, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth below together with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

•	FOR the election of the slate of directors described in this Proxy Statement (Proposal I);

•	FOR the adoption of the 2009 Stock Incentive Plan (Proposal II);

•	FOR the adoption of the 2009 Management Incentive Plan (Proposal III); and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year (Proposal IV).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

The Company encourages stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. The Company has designated an independent third party, BNY Mellon Shareowner Services (“Mellon”), to receive and tabulate stockholder votes. Stockholder votes on any particular issue will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of a vote of a stockholder is expressly requested by such stockholder or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual Meeting.

This solicitation is being made by NFP. All expenses incurred in connection with this solicitation will be borne by NFP. Directors, officers and other employees of NFP also may solicit proxies, without additional compensation, by telephone, in person or otherwise. In addition, the Company requests that brokerage firms, nominees, custodians and fiduciaries forward proxy materials to the beneficial owners of shares held of record by such persons and agrees to reimburse such persons and the Company’s transfer agent for reasonable out-of-pocket expenses incurred in forwarding such materials upon request.

VOTING SECURITIES

Stockholders of record of Common Stock at the close of business on April 6, 2009, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote with respect to each matter properly brought before the Annual Meeting. On April 6, 2009, 180,000,000 shares of Common Stock were authorized, 44,087,333 shares of Common Stock were issued and 41,034,814 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the stockholders of record of a majority of the outstanding shares of Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Thus, the presence in person or by proxy of holders of at least 20,517,408 shares of Common Stock is required to establish a quorum.

Votes Required

Proxies received but marked as “abstain” or “withhold authority” and broker non-votes will be included in the calculation of the number of votes considered to be “present” at the Annual Meeting for determining whether a quorum exists. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power with respect to the proposal and has not received voting instructions from the beneficial owner. Your broker or nominee may not be permitted to exercise discretion with respect to some of the matters to be acted upon at the Annual Meeting. Under the rules of the New York Stock Exchange (the “NYSE”), brokers or nominees who do not receive instructions from the beneficial owner of shares will not be entitled to vote on Proposal II or Proposal III. In the event of a broker non-vote with respect to any proposal properly brought before the Annual Meeting, the broker non-vote will not be deemed a vote cast on that proposal and will have no effect on the outcome of the vote.

Proposal I. Election of Directors. The affirmative vote of a majority of the votes cast with respect to the matter by stockholders entitled to vote at the Annual Meeting is required for the election of directors. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld with respect to the election of one or more nominees will have the same effect as a vote against such nominee or nominees.

Proposal II. Adoption of the 2009 Stock Incentive Plan. The affirmative vote of a majority of the votes cast with respect to the matter by stockholders entitled to vote at the Annual Meeting is required to approve adoption of the 2009 Stock Incentive Plan; provided that, under NYSE rules, the total votes cast on this matter must represent over 50% of the voting power of the total outstanding shares of Common Stock. An abstention from voting on this matter will be counted as a vote cast with respect to this proposal and will have the same effect as a vote against the proposal.

Proposal III. Adoption of the 2009 Management Incentive Plan. The affirmative vote of a majority of the votes cast with respect to the matter by stockholders entitled to vote at the Annual Meeting is required to approve adoption of the 2009 Management Incentive Plan. An abstention from voting on this matter will be counted as a vote cast with respect to this proposal and will have the same effect as a vote against the proposal.

Proposal IV. Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast with respect to the matter by stockholders entitled to vote at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year. An abstention from voting on this matter will be counted as a vote cast with respect to this proposal and will have the same effect as a vote against the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

The following table lists stockholders that are known to the Company to beneficially own more than 5% of the outstanding Common Stock as of April 13, 2009. As of April 13, 2009, 41,034,814 shares of Common Stock were outstanding.

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percent of Class
OppenheimerFunds, Inc.(2)	7,453,216	18.2%
Oppenheimer Small- & Mid-Cap Value Fund 225 Liberty Street New York, NY 10281

Bank of America Corporation(3)	2,797,122	6.8%
NB Holdings Corporation
BAC North America Holding Company
BANA Holding Corporation
Bank of America, N.A.
Columbia Management Group, LLC
Columbia Management Advisors, LLC
Banc of America Securities Holding Corporation
Banc of America Securities LLC
Banc of America Investment Advisors, Inc. 10 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Barclays Global Investors, NA(4)	2,752,387	6.7%
Barclays Global Fund Advisors
Barclays Global Investors, Ltd.
Barclays Global Investors Japan Limited
Barclays Global Investors Canada Limited
Barclays Global Investors Australia Limited
Barclays Global Investors (Deutschland) AG 400 Howard Street San Francisco, CA 94105

(1)	Beneficial ownership is a term broadly defined under Securities and Exchange Commission (“SEC”) rules and regulations.
(2)	The information contained in this table is based on Amendment No. 4 to Schedule 13G filed with the SEC on January 27, 2009 by OppenheimerFunds, Inc. and Oppenheimer Small- & Mid- Cap Value Fund. OppenheimerFunds, Inc. has shared voting and dispositive power with respect to 7,453,216 shares of Common Stock, as to which shares it disclaims beneficial ownership of pursuant to Rule 13d-4 under the Securities Exchange Act of 1934 (the “Exchange Act”). Oppenheimer Small- & Mid- Cap Value Fund has shared voting and dispositive power with respect to 2,500,000 of the 7,453,216 shares of Common Stock, as to which shares it disclaims beneficial ownership of pursuant to Rule 13d-4 under the Exchange Act.
(3)

The information contained in this table is based on Schedule 13G filed with the SEC on February 12, 2009 by Bank of America Corporation, NB Holdings Corporation, BAC North America Holding Company, BANA Holding Corporation, Bank of America, N.A., Columbia Management Group, LLC, Columbia Management Advisors, LLC, Banc of America Securities Holding Corporation, Banc of America Securities LLC, and Banc of America Investment Advisors, Inc. According to the filing: (i) Bank of America Corporation is the beneficial owner of 2,797,122 shares of Common Stock, has shared dispositive power with respect to all such shares, and has shared voting power with respect to 2,319,591 of such shares; (ii) NB Holdings Corporation is the beneficial owner of 2,797,122 shares of Common Stock, has shared dispositive power with respect to all such shares, and has shared voting power with respect to 2,319,591 of such shares; (iii) BAC North America Holding Company is the beneficial owner of 2,263,358 shares of Common Stock, has shared dispositive power with respect to all such shares, and has shared voting power with respect to 1,785,827 of such shares; (iv) BANA Holding Corporation is the beneficial owner of 2,263,358 shares of Common Stock, has shared dispositive power with respect to all such shares, and has shared voting power with respect to 1,785,827 of such shares; (v) Bank of America, N.A. is the beneficial owner of 2,263,358 shares of Common Stock, and has shared dispositive power with respect to 2,245,231 of such shares, sole dispositive power with respect to 18,127 of such shares, shared voting power with respect to 1,767,730 of such shares and sole voting power with respect to 18,097 of such shares; (vi) Columbia Management Group, LLC is the beneficial owner of 2,245,231 shares of Common Stock, has shared dispositive power with respect to all such shares, and has shared voting power with respect to 1,760,231 of such shares; (vii) Columbia Management Advisors, LLC is the beneficial owner of 2,245,231 shares of Common Stock, and has shared dispositive power with respect to 9,900 of such shares, sole dispositive power with respect to 2,235,331 of such shares, shared voting power with respect to 9,900 of such shares and sole voting power with respect to 1,750,331 of such shares; (viii) Banc of America Securities Holding Corporation is the beneficial owner of 533,764 shares of Common Stock, and has shared dispositive and voting power with respect to all such shares; (ix) Banc of America Securities LLC is the beneficial owner of 533,764 shares of Common Stock, and has sole dispositive and voting power with respect to all such shares; and (x) Banc of America Investment Advisors, Inc is the beneficial owner of 389 shares of Common Stock, and has shared dispositive power with respect to all such shares.

(4)	The information contained in this table is based on Schedule 13G filed with the SEC on February 5, 2009 by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, and Barclays Global Investors (Deutscheland) AG (collectively, the “Barclays Entities”). According to such filing: (i) Barclays Global Investors, N.A. is the beneficial owner of 969,123 shares of Common Stock, has sole dispositive power with respect to all such shares, and has sole voting power with respect to 824,501 of such shares; (ii) Barclays Global Fund Advisors is the beneficial owner of 1,757,140 shares of Common Stock, has sole dispositive power with respect to all such shares, and has sole voting power with respect to 1,301,321 of such shares; and (iii) Barclays Global Investors, Ltd. is the beneficial owner of 26,124 shares of Common Stock, has sole dispositive power with respect to all such shares, and has sole voting power with respect to 989 of such shares. Such filing also indicates that the shares reported are held by the Barclays Entities in trust accounts for the economic benefit of the beneficiaries of those accounts.

Named Executive Officers and Directors

The following table lists the beneficial ownership of Common Stock, as of April 13, 2009, by each Named Executive Officer (as defined below) and each director, as well as by all directors, Named Executive Officers and other current executive officers as a group.

Name and Address*	Shares Beneficially Owned Excluding Options(1)	Options Exercisable Within 60 Days(2)	Total Beneficial Ownership	Percent of Class
Named Executive Officers(3) and Directors
Jessica M. Bibliowicz(4)	179,465	80,000	259,465	**
Mark C. Biderman(5)	36,191	—	36,191	**
Donna J. Blank	—	—	—	—
James R. Gelder	4,422	—	4,422	**
Michael N. Goldman	12,746	3,000	15,746	**
Douglas W. Hammond	17,603	6,000	23,603	**
Stephanie W. Abramson	5,549	15,000	20,549	**
Arthur S. Ainsberg	13,049	15,000	28,049	**
R. Bruce Callahan	78,712	1,000	79,712	**
John A. Elliott	7,149	5,000	12,149	**
Shari Loessberg	4,049	10,000	14,049	**
Kenneth C. Mlekush(6)	14,549	5,000	19,549	**
All executive officers and directors as a group (13 persons)(7)	350,036	147,500	497,536	1.2%

*	All addresses are c/o National Financial Partners Corp., 340 Madison Avenue, 19th Floor, New York, NY 10173.
**	Less than 1.0% of the outstanding shares of Common Stock.
(1)	To NFP’s knowledge, all Named Executive Officers and directors beneficially own the shares shown next to their names either in their sole names or jointly with their spouses, unless indicated otherwise below. Excludes phantom stock units held by executive officers in connection with participation in the Deferred Compensation Plan (as defined below) that are not convertible into shares of Common Stock.
(2)	Reflects options held by each person granted under one or more of NFP’s Stock Incentive Plans (as defined below) that are or will become exercisable within 60 days of April 13, 2009.
(3)	The Company’s Named Executive Officers include the Company’s Chief Executive Officer, Ms. Bibliowicz (the “CEO”), Chief Financial Officer, Ms. Blank (the “CFO”), Mr. Biderman, who served as the Company’s Chief Financial Officer for a portion of 2008, and its next three most highly compensated executive officers, other than the CEO and the CFO, each of whom is listed in the Summary Compensation Table below.
(4)	Ms. Bibliowicz owns 2,000 shares of Common Stock jointly with her children.

(5)	Effective December 31, 2008, Mr. Biderman resigned as Executive Vice President and Vice Chairman of the Company.
(6)	Includes 10,000 shares owned by the Kenneth C. Mlekush Revocable Trust.
(7)	Excludes shares of Common Stock owned by Mr. Biderman who was no longer an executive officer of the Company at April 13, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that NFP’s executive officers and directors and persons who beneficially own more than 10% of the Company’s outstanding Common Stock file certain reports of beneficial ownership of Common Stock and changes in such ownership with the SEC and provide copies of these reports to NFP. Based solely on NFP’s review of these reports and written representations furnished to NFP, NFP believes that, except as reported below, all reports required to be filed by each of the reporting persons during the year ended December 31, 2008 were filed in a timely manner and were accurate in all material respects.

In November 2008, Brett R. Schneider, the Company’s Senior Vice President and Controller, failed to timely file a Form 3 to report his holdings of Common Stock upon becoming subject to Section 16 of the Exchange Act, and a Form 4 to report his acquisition of shares of Common Stock upon the vesting of restricted stock units (“RSUs”) previously awarded to Mr. Schneider. Upon discovery of this oversight, these transactions were subsequently reported.

In December 2008, Ms. Bibliowicz, Mr. Barton, Mr. Biderman, Mr. Callahan, Mr. Goldman, Mr. Hammond and Mr. Schneider each failed to timely file a Form 4 to report their acquisitions of phantom stock units in connection with the Company’s matching contribution under the Amended and Restated Deferred Compensation Plan for Employees of NFP, NFPSI and NFPISI (the “Deferred Compensation Plan”). These phantom stock units are not convertible into shares of Common Stock. Upon discovery of this oversight, these transactions were subsequently reported.

INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information concerning the Company’s directors who are standing for reelection at the Annual Meeting and executive officers as of April 13, 2009.

Name	Age	Position
Jessica M. Bibliowicz	49	Chairman, President and Chief Executive Officer
Stancil E. Barton	46	Executive Vice President and General Counsel
Donna J. Blank	48	Executive Vice President and Chief Financial Officer
James R. Gelder	60	Chief Executive Officer of NFP Insurance Services, Inc. (“NFPISI”)
Michael N. Goldman	36	Executive Vice President, Mergers and Acquisitions
Douglas W. Hammond	43	Executive Vice President and Chief Operating Officer
James L. Poer	38	President of NFP Securities, Inc. (“NFPSI”)
Stephanie W. Abramson	64	Director
Arthur S. Ainsberg	62	Director
R. Bruce Callahan	69	Director
John A. Elliott	63	Director
Shari Loessberg	48	Director
Kenneth C. Mlekush	70	Director

Jessica M. Bibliowicz. Ms. Bibliowicz has served as NFP’s President and Chief Executive Officer since April 1999 and as a director since June 1999 and as Chairman of the Board of Directors since June 2003. Since May 2006, Ms. Bibliowicz has served as a director of The Asia Pacific Fund, Inc. Ms. Bibliowicz is also a member of the Board of Overseers of the Weill Medical College and Graduate School of Medical Sciences of Cornell University and serves on the Board of Directors of Riverdale Country School and John Jay College Foundation. Ms. Bibliowicz also serves on the Board of Directors of Institutional Life Services, LLC. Ms. Bibliowicz received an A.B. from Cornell University.

Stancil E. Barton. Mr. Barton joined NFP in September 2005 and has served as NFP’s Executive Vice President, General Counsel and Chief Compliance Officer since June 2008. From April 2008 to June 2008 Mr. Barton served as Deputy General Counsel and Chief Compliance Officer, and prior to that, he served as Senior Vice President and Chief Compliance Officer. Prior to joining NFP, Mr. Barton was a partner at Baetz & Barton, LLP, a Texas-based law firm specializing in insurance regulatory matters that he co-founded in 2003. Previously, Mr. Barton was a partner with the law firm currently known as Dewey & LeBoeuf LLP. Mr. Barton received a B.A. from the University of Michigan and a J.D. from University of Notre Dame School of Law.

Donna J. Blank. Ms. Blank has served as NFP’s Executive Vice President and Chief Financial Officer since September 2008. From 2003 until prior to joining NFP, Ms. Blank served as chief financial officer of Financial Guaranty Insurance Company, a provider of financial guaranty insurance for public finance and structured finance transactions (“FGIC”), both before and after its sale by GE Capital Corporation to an investor group in late 2003. Ms. Blank joined FGIC in 1997, when it was a GE subsidiary and served in several financial roles prior to becoming FGIC’s chief financial officer. Ms. Blank received a B.A. from the University of Michigan and an M.B.A. in Finance and a Master of International Affairs, both from Columbia University.

James R. Gelder. Mr. Gelder has served as Chief Executive Officer of NFPISI, a subsidiary of NFP and a licensed insurance agency and insurance marketing organization, and Executive Vice President, NFP since July 2007. From 2002 until prior to joining NFP, Mr. Gelder served as head of the life insurance business distribution organization for ING U.S. Financial Services, where he was responsible for all individual retail life insurance distribution. Mr. Gelder joined ING as co-CEO of Life Operations through its acquisition of ReliaStar in 2000. Mr. Gelder attended Southern California College and graduated from Dartmouth College’s Tuck Executive Program. Mr. Gelder received a CLU from the American College.

Michael N. Goldman. Mr. Goldman joined NFP in March 2001 and has served as NFP’s Executive Vice President, Mergers and Acquisitions since April 2008. Mr. Goldman served as Senior Vice President, Head of Mergers and Acquisitions from January 2005 to April 2008 and served in various positions within NFP’s Office of the General Counsel prior to January 2005. Mr. Goldman received a B.A. from Yale University and a J.D. from Columbia University School of Law.

Douglas W. Hammond. Mr. Hammond joined NFP in November 1999 and has served as Chief Operating Officer since April 2008. Mr. Hammond served as NFP’s Executive Vice President and General Counsel from January 2004 to June 2008 and as NFP’s Executive Vice President and Deputy General Counsel from December 2002 to January 2004. Prior to December 2002, Mr. Hammond served in various positions within NFP’s Office of the General Counsel. Mr. Hammond serves on the Board of Directors of Institutional Life Services, LLC and on the Trustees Advisory Council to the Board of Trustees of Fairfield University. Mr. Hammond received a B.A. from Fairfield University and a J.D. from St. John’s University School of Law.

James L. Poer. Mr. Poer joined NFPSI in 2003 and has served as President of NFPSI, a subsidiary of NFP and a registered broker-dealer, investment adviser and licensed insurance agency, since June 2008. Mr. Poer served as Senior Vice President of NFPSI’s Advisory & Investment Services from January 2005 to June 2008 and as Vice President, Advisory Services from February 2003 to December 2004. Mr. Poer is a Certified Investment Management Analyst. Mr. Poer received a B.S. from Texas Christian University.

Stephanie W. Abramson. Ms. Abramson has served as a director since August 2003. From July 2005 to July 2008, Ms. Abramson served as Executive Vice President and General Counsel of DoubleClick Inc., an online advertising technology products and services company which was acquired by Google Inc. in March 2008. Ms. Abramson was a lawyer and consultant in private practice from January 2003 to June 2005. Ms. Abramson has been a member of various committees of the New York City Bar Association. Ms. Abramson received a B.A. in Government from Radcliffe College of Harvard University and a J.D. from New York University School of Law.

Arthur S. Ainsberg. Mr. Ainsberg has served as a director since July 2003. Mr. Ainsberg has served as a director, Chairman of the Audit Committee and member of the Compliance Committee of Nomura Securities, International, Inc. since 1996. In December 2003, Mr. Ainsberg was appointed, under the Global Research Analyst Settlement, the Independent Consultant for Morgan Stanley & Co. and is responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Mr. Ainsberg is a certified public accountant and received a B.B.A. in Accounting and an M.B.A. in Finance from Baruch College.

R. Bruce Callahan. Mr. Callahan has served as a director since May 2007. Mr. Callahan has also served as Chairman Emeritus of NFPISI since January 2006 and currently serves in various supervisory capacities and has an active role in carrier and producer relations and career development at NFPISI. Mr. Callahan served as Chairman and Chief Executive Officer of NFPISI from January 1999 to December 2005. Mr. Callahan also served as an NFP director from October 2000 to August 2003. Prior to that, he shared a directorship with Robert R. Carter, through which they shared one vote, from NFP’s inception to October 2000. Mr. Callahan received a B.A. from Dartmouth College and an M.B.A. from Harvard Business School.

John A. Elliott. Dr. Elliott has served as a director since March 2005. Since September 2002, Dr. Elliott has served as Vice President of Baruch College, Dean of the Zicklin School at Baruch College and the Irwin and Arlene Ettinger Chair in Accountancy at the Zicklin School. Dr. Elliott has served as a director of the Graduate Management Admissions Council since June 2004. Dr. Elliott is a certified public accountant and received a B.S. in Economics, an M.B.A. from the University of Maryland and a Ph.D. in Accounting from Cornell University.

Shari Loessberg. Ms. Loessberg has served as a director since August 2003. Since September 1999, Ms. Loessberg has served as Senior Lecturer at the Massachusetts Institute of Technology Sloan School of

Management. Ms. Loessberg is a director of the International Institute of Boston and Chairman Emerita of the Board of Overseers of the Boston Symphony Orchestra. Ms. Loessberg received an A.B. in English Literature from Georgetown University and a J.D. from the University of Texas School of Law.

Kenneth C. Mlekush. Mr. Mlekush has served as a director since June 2005. Mr. Mlekush served as Vice Chairman of Jefferson-Pilot Life Insurance Company from October 2002 to April 2004 and held various executive officer positions at Jefferson-Pilot Life Insurance Company from January 1993 to April 2004, including President from April 1998 to October 2002. Mr. Mlekush served as a trustee of the American College from 2000 to December 2005. Mr. Mlekush has served as a director of Pan American Life Insurance Company since June 2005. Mr. Mlekush received a B.A. in History and Political Science from the University of Montana.

CORPORATE GOVERNANCE

Board of Directors

Meetings

The Board of Directors oversees NFP’s business and directs NFP’s management. The Board of Directors meets periodically with management to review NFP’s performance and NFP’s future business strategy. Members of the Board of Directors also regularly consult with management. The Board of Directors met 22 times during 2008. Each director attended, either in person or by telephone, at least 75% of the aggregate of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during 2008.

Independence

The Nominating and Corporate Governance Committee and the Board of Directors each undertook their annual review of director independence in February 2009. During these reviews, the Nominating and Corporate Governance Committee and the Board of Directors considered SEC and NYSE requirements regarding director independence and also NFP’s Guidelines for Selection of Directors (“NFP’s Director Guidelines”), which are attached as Appendix A to this Proxy Statement. NFP’s Director Guidelines contain the formal director qualification and independence standards adopted by the Board of Directors. The independence standards set forth the criteria by which director independence will be determined and include: (i) prohibitions on material relationships with the Company, (ii) limitations on employment of a director or his or her immediate family members with the Company, (iii) limitations on the receipt of direct compensation from the Company, (iv) prohibitions on affiliation with the Company’s present or former auditors and (v) restrictions on commercial relationships. As a result of these reviews, the Nominating and Corporate Governance Committee recommended to the Board of Directors, and the Board of Directors determined that, each of Messrs. Ainsberg, Elliott and Mlekush, Ms. Abramson and Ms. Loessberg is “independent” within the meaning of the requirements of both the SEC and NYSE and under NFP’s Director Guidelines. Except as disclosed in this Proxy Statement, each independent member of the Board of Directors has no relationship with the Company. The Nominating and Corporate Governance Committee recommended to the Board of Directors, and the Board of Directors determined that, Ms. Bibliowicz, CEO of the Company, and Mr. Callahan, an employee of NFPISI, are not independent within the meaning of the requirements of the SEC or NYSE or under NFP’s Director Guidelines.

Attendance at Annual Meeting of Stockholders

The Company believes that it is important for members of the Board of Directors to attend the Company’s annual meetings of stockholders and, therefore, adopted a policy encouraging all directors to use their best efforts to attend all annual meetings. All of the Company’s directors attended the 2008 Annual Meeting of Stockholders.

Presiding Director

Ms. Bibliowicz serves as both the Chairman of the Board of Directors and the Company’s CEO. The Board of Directors believes that Ms. Bibliowicz has provided effective leadership and guidance as Chairman of the Board of Directors in the pursuit of the Company’s strategic goals and objectives. At this time, the Board of Directors does not believe it is necessary or in the best interests of the Company to appoint an independent director as chairman of the Board of Directors. Instead, the Board of Directors believes that it has sufficient independent oversight of the Company’s management through its designation of an independent Presiding Director to the Board of Directors. The chairman of the Nominating and Corporate Governance Committee, Mr. Mlekush, serves as the Presiding Director. In addition, the Board of Directors is comprised of over a two-thirds majority of independent directors, who meet in regularly scheduled executive sessions without employees of the Company present. The Company’s non-management directors also meet in regularly scheduled executive sessions without management of the Company present. The Presiding Director presides at executive sessions of the independent directors and the non-management directors.

In addition to presiding at these executive sessions, the Presiding Director’s duties also include:

•	presiding at each board meeting at which the Chairman is not present;

•	serving as the liaison between the Chairman and the non-management or independent directors;

•	approving the agenda and schedule for board meetings and executive sessions;

•	approving information sent to the Board of Directors;

•	advising the Chairman and CEO of decisions reached, and suggestions made, at executive sessions; and

•	if requested by major shareholders, ensuring that he is available for consultation and direct communication with such shareholders.

Through the designation of a Presiding Director and the Company’s overall governance structure, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Company’s Chairman and CEO, and the oversight and objectivity of the independent directors.

Stockholder Communications

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Corporate Secretary, National Financial Partners Corp., 340 Madison Avenue, 19th Floor, New York, NY 10173. Any communications received will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the entire Board of Directors.

Stockholders and other interested persons may contact the Presiding Director or the non-management directors as a group by sending an e-mail to presidingdirector@nfpexternal.com.

Committees of the Board of Directors

The Board of Directors also conducts business through certain committees, including: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. In 2008, the Nominating and Corporate Governance Committee met four times, the Audit Committee met nine times and the Compensation Committee met 12 times. The composition, purpose and responsibilities of each committee are set forth below.

The Nominating and Corporate Governance Committee

The primary responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to identify and recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors;

•	to advise the Board of Directors with respect to board composition, procedures and committees and corporate governance principles applicable to the Company; and

•	to oversee the evaluation of the Board of Directors and the Company’s management.

The Nominating and Corporate Governance Committee is composed of the following three directors: Mr. Mlekush (Chairman), Mr. Ainsberg and Ms. Loessberg. Each member of the Nominating and Corporate Governance Committee has been determined by the Board of Directors to be “independent” within the meaning of the rules of the NYSE. The Nominating and Corporate Governance Committee is governed by a charter that has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee

conducted its annual review of the charter in November 2008 and determined that no changes to the charter were recommended or required by applicable law at that time. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s Web site at http://www.nfp.com/ir and is available in print free of charge to any stockholder of the Company who requests it.

Selection and Nomination of Directors

The Nominating and Corporate Governance Committee identifies candidates to the Board of Directors by introduction from members of the Board of Directors, management, employees and other sources. The Nominating and Corporate Governance Committee may also retain a third-party search firm for assistance in identifying candidates, although the Nominating and Corporate Governance Committee did not utilize the services of such a firm in 2008.

The Nominating and Corporate Governance Committee will also consider nominees recommended by stockholders. NFP’s Director Guidelines provide that nominees recommended by stockholders should be given appropriate consideration in the same manner as other nominees. Pursuant to NFP’s Amended and Restated By-Laws, stockholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at the Company’s 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) may do so by delivering written notice, from December 4, 2009 through February 3, 2010, of such nominees’ names to National Financial Partners Corp., 340 Madison Avenue, 19th Floor, New York, NY 10173, Attention: Secretary. Any such stockholder must (i) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to notice of and to vote at the 2010 Annual Meeting, (ii) meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and (iii) comply with the applicable notice procedures set forth in NFP’s Amended and Restated By-Laws. Any such notice must set forth (i) as to the candidate(s) whom the stockholder proposes to nominate as a director (a) the written consent of the candidate(s) for nomination as a director, (b) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (c) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors, and (ii) as to the stockholder giving the notice (a) evidence in accordance with Exchange Act Rule 14a-8 of compliance with the stockholder eligibility requirements, (b) a description of all arrangements or understandings between such stockholder and each candidate and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (c) a representation that such stockholder intends to appear in person or by proxy at the 2010 Annual Meeting to nominate the persons named in its notice and (d) any other information relating to such stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors. No candidates for director nominations were submitted by any stockholder in connection with the Annual Meeting.

In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee takes into consideration NFP’s Director Guidelines, the Company’s Corporate Governance Guidelines, the Company’s policy regarding stockholder-recommended director candidates, as set forth above, and all other factors deemed appropriate by the Nominating and Corporate Governance Committee. However, the Nominating and Corporate Governance Committee’s determination is made based primarily on the following criteria: (i) judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business, (ii) diversity of viewpoints, backgrounds, experiences and other demographics, (iii) business or other relevant experience and (iv) the extent to which the interplay of the nominee’s expertise, skills, knowledge and experience with that of other members of the Board of Directors will build a board that is effective, collegial and responsive to the Company’s needs. Members of the Nominating and Corporate Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board of Directors. Once a candidate is identified whom the Nominating and Corporate Governance Committee and the Board of Directors want to move toward nomination, the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board of Directors enter into discussions with that nominee.

In addition, prior to nominating any director for re-election, the Nominating and Corporate Governance Committee engages in a formal review process to evaluate the performance of such director and the suitability of such director remaining on the Board of Directors. As part of the review process, each of the Company’s directors completes an evaluation form for each other member of the Board of Directors. The results of the evaluations are discussed at meetings of the Nominating and Corporate Governance Committee and the Board of Directors and, subsequently, with each director individually.

Corporate Governance Policies

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics (the “Code of Business Conduct”) and a Code of Ethics for the Company’s Chief Executive Officer and Senior Financial Officers. The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies in light of best practices and legal, regulatory and corporate governance changes and recommends changes to such policies to the Board of Directors for consideration. In connection with such review, in September 2008, the Nominating and Corporate Governance Committee amended the Company’s Corporate Governance Guidelines and Code of Business Conduct. Copies of these corporate governance policies, and the recent amendments to the Code of Business Conduct, are available on the Company’s Web site at http://www.nfp.com/ir and written copies of such policies may be obtained by any stockholder upon request without charge by writing to the Corporate Secretary, National Financial Partners Corp., 340 Madison Avenue, 19th Floor, New York, NY 10173.

The Audit Committee

The primary responsibilities of the Audit Committee are to assist the Board of Directors in its oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the Company’s independent registered public accounting firm’s qualifications, performance and independence;

•	the performance of the Company’s internal audit function; and

•	the Company’s management of market, credit, liquidity and other financial and operational risks.

The Audit Committee is composed of the following three directors: Dr. Elliott (Chairman), Ms. Abramson and Mr. Ainsberg. Each member of the Audit Committee has been determined by the Board of Directors to be “independent” within the meaning of the NYSE’s listing standards and Rule 10A-3 of the Exchange Act. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and that the Audit Committee Chairman, Dr. Elliott, and Mr. Ainsberg have accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and are “audit committee financial experts” within the meaning of the rules of the SEC. The Audit Committee is governed by a charter that has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee conducted its annual review of the charter in November 2008 and determined that no changes to the charter were recommended or required by applicable law at that time. A copy of the Audit Committee Charter is available on the Company’s Web site at http://www.nfp.com/ir and is available in print free of charge to any stockholder of the Company who requests it.

The Audit Committee and the Board of Directors have developed the Company’s Whistleblower Protection Procedures, which, among other things, set forth procedures for the Audit Committee to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding accounting or auditing matters. A copy of the Company’s Whistleblower Protection Procedures is available on the Company’s Web site at http://www.nfp.com/ir.

Audit Committee Report

Management is responsible for the preparation and integrity of the Company’s financial statements. The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2008 and met with both management and the Company’s independent registered public accounting firm to discuss those financial statements, including the critical accounting policies on which the financial statements are based.

The Audit Committee received from, and discussed with, the external auditors their written disclosure and letter regarding their independence from the Company as required by Rule 3526, Communication with Audit Committees Concerning Independence, of the Public Company Accounting Oversight Board. The Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

AUDIT COMMITTEE

John A. Elliott (Chairman)

Stephanie W. Abramson

Arthur S. Ainsberg

The Compensation Committee

The primary responsibilities of the Compensation Committee are as follows:

•	to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans; and

•	to approve all salary levels and incentive awards for executive officers.

The Compensation Committee is composed of the following three directors: Ms. Abramson (Chairman), Ms. Loessberg and Mr. Mlekush. Each member of the Compensation Committee has been determined by the Board of Directors to be “independent” within the meaning of the rules of the NYSE, an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee is governed by a charter that has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Compensation Committee. The Compensation Committee conducted its annual review of the charter in November 2008 and determined that no changes to the charter were recommended or required by applicable law at that time. A copy of the Compensation Committee Charter is available on the Company’s Web site at http://www.nfp.com/ir and is available in print free of charge to any stockholder of the Company who requests it.

The Compensation Committee administers NFP’s plans pursuant to which equity compensation awards have been granted, including the Amended and Restated 1998 Stock Incentive Plan, Amended and Restated 2000 Stock Incentive Plan, Amended and Restated 2000 Stock Incentive Plan for Principals and Managers, Amended and Restated 2002 Stock Incentive Plan and Amended and Restated 2002 Stock Incentive Plan for Principals and Managers (collectively, the “Stock Incentive Plans”). The Compensation Committee also administers the Management Incentive Plan pursuant to which performance-based compensation, including the annual bonus and long-term equity incentive awards, to certain senior executives of the Company is determined. The Compensation Committee will also administer the 2009 Stock Incentive Plan (see page 51 below) and the 2009 Management Incentive Plan (see page 62 below), subject to approval of such plans by stockholders.

The Compensation Committee decides the compensation of the Company’s executive officers, including the Named Executive Officers. The Compensation Committee considers the recommendations of the CEO and CFO in determining executive officer compensation and establishing the Company’s compensation plans and programs. However, the Compensation Committee exercises its full discretion in modifying any recommendations presented by the CEO and CFO.

The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors or consultants as it deems necessary to assist in the fulfillment of its responsibilities. In 2008, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consulting firm, to review the Company’s executive compensation program and to assist the Compensation Committee in determining the various forms of compensation to award to executive officers. FW Cook has no economic relationships with NFP other than the services it provides to the Compensation Committee, and FW Cook’s role is strictly limited to providing advice and guidance related to NFP’s executive and non-employee director compensation programs. Under the direction of and at the request of the Chairman of the Compensation Committee, FW Cook interacts with management as appropriate to obtain information and data necessary for its work on behalf of the Compensation Committee. Representatives of FW Cook attend meetings of the Compensation Committee at the invitation of the Chairman of the Compensation Committee.

The Chairman of the Compensation Committee determines the agendas for its meetings with the assistance of the CEO. Compensation Committee meetings are regularly attended by the Chairman of the Board of Directors and CEO, the CFO, the Company’s Chief Operating Officer and the Company’s General Counsel, although one or more officers of the Company are excused from time to time depending on the subject of the Compensation Committee’s deliberations. The Compensation Committee also regularly meets in executive session following meetings of the Compensation Committee. The Compensation Committee’s Chairman provides a report to the Board of Directors of the matters discussed and the actions taken at Compensation Committee meetings. The Company’s Legal Department and Human Resources Department support the Compensation Committee in its duties and, along with certain committees comprised solely of the Company’s management, may be delegated authority to fulfill certain administrative duties regarding the Company’s compensation programs. These management committees include (i) the Investment Committee, which reviews the investment offerings for the Company’s 401(k) Plan and deferred compensation plans, (ii) the Fiduciary Committee, which administers the Company’s 401(k) Plan, (iii) the Equity Incentive Plan Committee, which approves individual equity awards below an annual maximum to non-executive employees and contractors, (iv) the Human Resources Committee, which administers the Company’s Severance Plan, the Deferred Compensation Plan and certain other employee benefits plans and (v) the Employee Benefits Appeals Committee, which, among other things, evaluates appeals with respect to certain of the Company’s benefits plans.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. The Compensation Committee reviews the level of compensation of directors on an annual basis and the Board of Directors, upon recommendation of the Compensation Committee, approves all director compensation. In setting director compensation, the Compensation Committee and the Board of Directors consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board of Directors. In addition, the Compensation Committee and the Board of Directors consider the advice of FW Cook, publicly available data describing director compensation at peer companies and survey data collected by the Company’s Legal Department.

All independent directors receive an annual retainer of $45,000 plus $2,000 for each Board of Directors or committee meeting attended in person and $1,000 per meeting attended telephonically. The Chairman of the Audit Committee receives an additional $20,000 per year, the Chairman of the Compensation Committee receives an additional $10,000 per year and the Chairman of the Nominating and Corporate Governance Committee receives an additional $5,000 per year. Ms. Bibliowicz and Mr. Callahan, both employees of the Company, receive no compensation for serving on the Board of Directors.

In addition to cash compensation, independent directors typically receive a grant of stock-based compensation at the same time as the Company’s executive officers receive their annual long-term equity incentive compensation. On February 16, 2008, each independent director received a grant of 1,500 RSUs. Subject to the director’s continued service with the Company, these RSUs vest in three equal annual installments, except for accelerated vesting in the event of a director’s death or disability and in certain circumstances relating to a change in control with respect to the Company. In addition, these RSUs also convey to the holder the right to receive dividend equivalents in the form of additional RSUs which are granted on each vesting date. In addition, on February 16, 2008, Mr. Mlekush received a grant of 500 RSUs in connection with his service as the Board of Directors liaison for NFP’s Advisory Council, an advisory committee comprised of principals of various NFP firms with whom NFP management meets regularly. These RSUs vested in full on January 1, 2009.

The Company also reimburses expenses incurred by directors to attend board and committee meetings and reimburses all directors for up to $5,000 per year for expenses incurred in connection with continuing director education.

Set forth in the table below is the compensation paid to or earned by non-employee directors for their services rendered during 2008. Ms. Bibliowicz has been omitted from this table since she receives no compensation for serving on the Board of Directors. See the “Compensation Discussion and Analysis” and “Compensation Tables and Other Information” below for information regarding Ms. Bibliowicz’s 2008 compensation. Mr. Callahan also did not receive any compensation for serving on the Board of Directors in 2008. His compensation as an employee is set forth in footnote 1 below.

2008 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Stephanie W. Abramson	114,000	58,153	601	—	—	—	172,754
Arthur S. Ainsberg	97,000	58,153	601	—	—	—	155,754
John A. Elliott	109,000	58,153	—	—	—	—	167,153
Shari Loessberg	95,000	58,153	601	—	—	—	153,754
Kenneth C. Mlekush	99,000	71,310	—	—	—	—	170,310

(1)	Mr. Callahan’s total compensation for the 2008 fiscal year was $757,419, which included (i) $315,000 in base salary, (ii) $125,443 in stock awards, (iii) $3,920 in option awards, (iv) $225,000 in bonus compensation, (v) $6,770 in above-market nonqualified deferred compensation plan earnings and (vi) $81,286 in other compensation. The amounts in clauses (ii) and (iii) were calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payments” (“SFAS 123R”), without regard to forfeiture assumptions, and thus may include amounts from equity awards granted in and prior to 2008. See Note 12 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 13, 2009 (the “2008 Form 10-K”), regarding assumptions underlying valuation of equity awards. The amount in clause (iv) represents the 2008 bonus that was paid to Company employees in February 2009. The amount in clause (v) represents above-market earnings on compensation that was deferred by Mr. Callahan under NFPISI’s Amended and Restated Executive Deferral Plan. Above-market earnings represent the difference between Mr. Callahan’s earnings on the portion of his Executive Deferral Plan account balance allocated to the 6% annual return investment option and the earnings that he would have achieved if such portion of his account balance had earned interest at 120% of the applicable federal long-term rate prescribed by the Code (“Adjusted AFR”) for each month during 2008 in which the 6% annual return rate was higher than the Adjusted AFR. The amount in clause (vi) represents $6,900 in matching contributions paid by the Company under the Company’s 401(k) Plan, an increase in Mr. Callahan’s cash compensation in the amount of $38,595 which is equal to Mr. Callahan’s premium under the Senior Executive Life Insurance Program which is described on page 24 below and a tax gross-up payment of $13,492 to Mr. Callahan with respect to such premium amount. The amount in clause (vi) also includes $3,399 for the payment in cash of dividend equivalents earned on RSUs granted to Mr. Callahan in prior fiscal years and $18,900 in matching contributions paid by the Company under the Company’s Deferred Compensation Plan (described on page 34 below). Mr. Callahan was also awarded 3,351 RSUs in 2008. The SFAS 123R grant date fair value of the stock awards that were granted to Mr. Callahan during 2008 is $92,722. No stock options were awarded to Mr. Callahan in 2008. Mr. Callahan had 4,315 stock awards and 1,000 stock option awards outstanding as of December 31, 2008.
(2)	The amounts in column (b) represent cash payments received for 2008 service, including the 2008 cash retainer, 2008 committee chairman fees and fees paid for attendance at meetings held in 2008. The cash compensation for each director listed in the table includes $45,000 in fees for the annual retainer paid to directors. Ms. Abramson’s cash compensation includes $59,000 in fees for meeting attendance and an additional $10,000 retainer as Chairman of the Compensation Committee. Mr. Ainsberg’s cash compensation includes $52,000 in fees for meeting attendance. Dr. Elliott’s cash compensation includes $44,000 in fees for meeting attendance and an additional $20,000 retainer as Chairman of the Audit Committee. Ms. Loessberg’s cash compensation includes $50,000 in fees for meeting attendance. Mr. Mlekush’s cash compensation includes $49,000 in fees for meeting attendance and an additional $5,000 retainer as Chairman of the Nominating & Corporate Governance Committee.
(3)	The amounts in column (c) were calculated utilizing the provisions of SFAS 123R, without regard to forfeiture assumptions, and thus may include amounts from equity awards granted in and prior to 2008. See Note 12 of the consolidated financial statements in the Company’s 2008 Form 10-K regarding assumptions underlying valuation of equity awards. The following are the aggregate number of stock awards outstanding for each of the Company’s non-employee directors as of December 31, 2008: each of Ms. Abramson, Mr. Ainsberg, Dr. Elliott, and Ms. Loessberg: 2,007; and Mr. Mlekush: 2,507. The SFAS 123R grant date fair value of each stock award that has been granted during 2008 to the Company’s non-employee directors is as follows: each of Ms. Abramson, Mr. Ainsberg, Dr. Elliott, and Ms. Loessberg: $41,505; and Mr. Mlekush: $55,340.
(4)	The amounts in column (d) were calculated utilizing the provisions of SFAS 123R, without regard to forfeiture assumptions, and thus may include amounts from equity awards granted in and prior to 2008. See Note 12 of the consolidated financial statements in the Company’s 2008 Form 10-K regarding assumptions underlying valuation of equity awards. The following are the aggregate number of stock option awards outstanding for each of the Company’s non-employee directors as of December 31, 2008: Ms. Abramson: 15,000; Mr. Ainsberg: 15,000; Dr. Elliott: 5,000; Ms. Loessberg: 10,000; and Mr. Mlekush: 5,000. No stock options were awarded to the Company’s directors in 2008.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee has the responsibility for establishing and monitoring the Company’s compensation philosophy and practices. The Compensation Committee seeks to ensure that the total compensation paid to the Company’s executive officers is fair, reasonable and competitive. In evaluating the compensation of executive officers for the 2008 fiscal year, the Compensation Committee retained the services of FW Cook, an independent compensation consultant, and considered the recommendations of the CEO and CFO with respect to the goals and compensation of the executive officers other than themselves.

Compensation Philosophy and Objectives

The Company’s executive compensation philosophy is to maintain practices that attract, retain and motivate the Company’s executive officers, including the Named Executive Officers, who are critical to the Company’s long-term success and the creation of stockholder value, and provide significant opportunity to reward superior individual and Company performance. Accordingly, the Company’s executive compensation program is designed to:

•	link rewards to achievement of the Company’s business objectives and financial performance;

•	provide rewards for superior individual performance and contributions to the achievement of such objectives;

•	encourage equity ownership by the Named Executive Officers to align the economic interests of Named Executive Officers and stockholders;

•	provide an appropriate mix of fixed and variable compensation that balances short-term operational performance with long-term stock price performance; and

•	encourage executive retention.

In support of the above objectives, the Compensation Committee continuously reviews the design of the various components of the Company’s executive compensation program and evaluates emerging best practices and trends in compensation design to ensure that the program supports the Company’s short- and long-term strategic and financial goals and appropriately balances risk against potential reward.

Pay Levels

The Company does not target any particular percentile or comparative level of total compensation (or any of the key elements of total compensation) for any Named Executive Officer. Pay levels for the Named Executive Officers, however, are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Compensation Committee is responsible for approving pay levels for the Named Executive Officers. In determining pay levels, the Compensation Committee considers all forms of compensation and benefits, including the mix thereof.

The Compensation Committee did not engage in formal benchmarking in establishing the compensation of the Named Executive Officers in 2008. Historically, the Compensation Committee has reviewed compensation data for companies that it considers its peers. For example, as disclosed in the “Compensation Discussion and Analysis” contained in the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, during 2007, with the assistance of FW Cook and the Company’s senior management, the Compensation Committee determined a group of companies (the “Peer Group”) that it used for comparative analysis of individual compensation levels among the Company’s executive officers as well as aggregate long-term incentive costs. This Peer Group data included data through the end of 2006. In 2008, the Compensation Committee determined not to conduct a Peer Group analysis of pay levels for the Named Executive Officers for 2008 because the available Peer Group data only reflected 2007 compensation levels. The Compensation Committee believes that 2007 was not a relevant comparison for 2008 compensation decisions because the 2007 compensation levels did not take into account the significant global economic downturn that occurred during 2008.

In addition to the factors noted above, in determining total compensation for 2008, the Compensation Committee considered the Company’s performance and the economic stress facing the global marketplace. The Compensation Committee resolved that, despite the Named Executive Officers efforts to secure strong financial results for the Company, during a period of economic stress, reduced cash earnings and lower stock prices, it is appropriate for total compensation levels to decline. Consequently, the Compensation Committee determined that the 2008 pay levels for the Named Executive Officers would be lower than the 2007 pay levels.

Key Elements of the Company’s Executive Compensation Program

The key elements of the Company’s executive compensation program consist of the following:

•	base salary;

•	annual performance-based bonus; and

•	annual performance-based long-term equity incentive award.

While the Company does not utilize a pre-established policy or target for the allocation among these three elements for any Named Executive Officer, the Compensation Committee believes that performance-based bonuses and long-term equity awards are the most effective way to attract and retain executive officers as well as align their personal interests with those of the Company’s stockholders, and therefore, generally weights each Named Executive Officer’s total compensation more heavily towards incentive compensation, which comprises both cash and equity. For fiscal year 2008, approximately 60% of the total compensation paid to Ms. Bibliowicz, approximately 70% of the total compensation paid to Messrs. Hammond and Goldman and 50% of total compensation paid to Mr. Gelder consisted of performance-based bonus and long-term equity incentive. As a result of Mr. Biderman’s separation from the Company in December 2008, he did not receive any performance-based compensation for the 2008 fiscal year. In addition, 100% of Ms. Blank’s 2008 compensation consisted of compensation that was not performance-based since her 2008 compensation was guaranteed pursuant to the terms of the Offer Letter Agreement, dated August 4, 2008, between Ms. Blank and the Company (the “Blank Offer Letter”), described below on page 30.

Base Salary

The Named Executive Officers receive a base salary which is reviewed by the Compensation Committee annually as part of the executive officer performance review process. The objective of base salary is to provide a baseline compensation level that delivers current cash income to the Named Executive Officers and reflects his or her job responsibilities, experience and value to the Company. The Company believes that base salaries are not as significant as performance-based bonuses and long-term equity incentive awards in meeting the Company’s compensation objectives. The Company does not target any particular percentile or comparative level of base salary compensation for any Named Executive Officer.

Ms. Bibliowicz’s 2008 base salary was the same as in 2007 and was determined pursuant to the terms of her employment agreement, which was in effect at the beginning of 2008. Ms. Bibliowicz’s employment agreement is described in more detail on page 29. Ms. Blank’s base salary in 2008 was determined pursuant to the terms of the Blank Offer Letter. The 2008 base salaries for Messrs. Biderman, Gelder, Goldman and Hammond were the same as in 2007. The Compensation Committee did not increase base salaries for any of the Named Executive Officers in 2008 because it concluded that the current base salary levels were appropriate for each Named Executive Officer.

Performance-based Compensation

The Compensation Committee utilizes performance-based compensation to provide a direct financial incentive to the Company’s Named Executive Officers and to ensure that realized compensation is aligned with the achievement of the Company’s business objectives and financial performance. The Company’s performance-based compensation is also designed to reward the Named Executive Officers for superior individual performance and contributions to the achievement of these objectives.

Under the Management Incentive Plan (the “MIP”), which was approved by the Company’s stockholders in May 2004, the maximum annual performance-based compensation to be paid to each of the Company’s Named Executive Officers as well as the performance goals to be attained by such executive officers as a prerequisite to receiving such compensation are determined by the Compensation Committee on an annual basis.

For the 2008 fiscal year, in March 2008, the Compensation Committee established a formula to determine maximum variable incentive awards for the Named Executive Officers. Following the close of the fiscal year, the Compensation Committee determined the maximum awards payable under this formula, and through the exercise of negative discretion in which the maximums were reduced to amounts the Compensation Committee determined to be appropriate, allocated the resulting amount into (i) a performance-based bonus that was delivered in the form of cash and (ii) a performance-based long-term equity incentive award that was delivered in the form of RSUs.

The formula used by the Compensation Committee for determining maximum awards under the MIP in 2008 was based on the Company’s “cash earnings,” defined as net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. (In the fourth quarter of 2008, the Company modified the definition of cash earnings to mean net income excluding amortization of intangibles, depreciation and the after-tax impact of the impairment of goodwill and intangible assets. However, since the performance metric for 2008 was determined by the Compensation Committee in March 2008, the Compensation Committee used the former definition of cash earnings in calculating the maximum compensation payable under the MIP.) For the 2008 fiscal year, the Compensation Committee determined that performance-based compensation would be awarded to the Named Executive Officers so long as the Company achieved positive cash earnings for such year. The Compensation Committee chose cash earnings as the primary performance metric for variable incentive purposes because it is the primary performance metric upon which the Company is measured by the investment community. The Company’s cash earnings (using the original definition of cash earnings that existed in March 2008) for 2008 were $108,658,000. The maximum annual performance-based compensation which each Named Executive Officer could have received ranged from 3.0% to 1.5% of the Company’s 2008 cash earnings and is set forth in the table below.

Name	Maximum - % of Cash Earnings	Maximum - Performance-based Compensation
Jessica M. Bibliowicz	3.00%	$3,259,740
Donna J. Blank(1)	—	—
Mark C. Biderman	2.00%	2,173,160
Douglas W. Hammond	2.00%	2,173,160
Michael N. Goldman	1.50%	1,629,870
James R. Gelder	2.00%	2,173,160

Total	10.50%	$11,409,090

(1)	Ms. Blank’s employment with the Company commenced on September 1, 2008. As such, she was not included in the maximum performance-based compensation levels that the Compensation Committee determined during the first quarter of 2008, and none of the compensation paid to her for the 2008 fiscal year was performance-based.

As noted above, the Compensation Committee exercised its discretion to pay actual performance-based awards that are less than the maximum awards that the Named Executive Officers were eligible to receive. The maximum awards that each Named Executive Officer was eligible to receive is intended as a ceiling on the compensation range for awards under the MIP that an executive officer may be paid while maintaining the tax deductibility of the awards as performance-based compensation under Section 162(m) of the Code. The maximum awards are not an expectation of the actual awards that will be paid to the executive officer.

The Compensation Committee exercises negative discretion in determining the actual awards to be paid taking into consideration its own assessment of reasonable and appropriate compensation for each Named Executive Officer. The Compensation Committee believes that the continuing Named Executive Officers who were eligible for performance-based compensation performed well against many of their objectives and worked effectively to manage the Company through the challenges of 2008. Though the Company experienced a significant decrease in its stock price during 2008, the Company’s “modified cash earnings”1 decreased by only 11% when compared to 2007, which the Compensation Committee viewed as a solid performance given the unprecedented challenges facing the Company, its industry and the global economy in general during 2008. The Company’s 2008 modified cash earnings were positively impacted by both (i) the Company’s diversification strategy with respect to acquisitions implemented by the Company’s management over the last several years that generated more stable earnings from the Company’s employee benefits businesses and (ii) the ability of the Named Executive Officers to contain the Company’s overall operating and corporate expenses through 2008. In addition, the Company maintained a stable liquidity position through (i) positive operating cash flow, (ii) executive management’s successful negotiation of an amendment to the Company’s credit facility and (iii) an expense reduction initiative led by the Named Executive Officers.

The following table illustrates the actual amounts awarded to each Named Executive Officer under the MIP for performance during the 2008 fiscal year, broken down into the component parts.

Name	2008 Performance-based Bonus	2008 Performance- based Long-Term Equity Incentive Award		Aggregate Actual 2008 Performance-based Compensation
		Number of RSUs Awarded(1)	Grant Date Fair Value of RSUs Awarded(2)
Jessica M. Bibliowicz	$325,000	258,303	$705,167	$1,030,167
Donna J. Blank(3)	—	—	—	—
Mark C. Biderman(4)	—	—	—	—
Douglas W. Hammond	400,000	147,601	402,951	802,951
Michael N. Goldman	370,000	110,701	302,214	672,214
James R. Gelder	260,000	66,421	181,329	441,329

Total	$1,355,000	583,026	$1,591,661	$2,946,661

(1)	The number of RSUs awarded was determined by dividing the dollar value of the award made by the Compensation Committee by the Grant Price Formula (as defined below). The dollar value of the awards made to each of Ms. Bibliowicz, Mr. Hammond, Mr. Goldman and Mr. Gelder was: $700,000, $400,000, $300,000 and $180,000, respectively.
(2)	The grant date fair value of these awards is based on the closing price of the Common Stock on February 24, 2009 ($2.73).
(3)	Ms. Blank’s employment with the Company commenced on September 1, 2008. As such, she was not included in the maximum performance-based compensation levels that the Compensation Committee determined during the first quarter of 2008, and none of the compensation paid to her for the 2008 fiscal year was performance-based. Pursuant to the terms of the Blank Offer Letter, Ms. Blank was guaranteed an equity award with a value of no less than $260,000 on the grant date based on the Grant Price Formula. On February 24, 2009, using the Grant Price Formula, Ms. Blank was awarded 95,941 RSUs with a Grant Date Fair Value of $261,919.
(4)	As a result of Mr. Biderman’s separation from the Company in December 2008, he did not receive any performance-based compensation for the 2008 fiscal year.

[1]	“Modified cash earnings” means the Company’s cash earnings (as defined by the Company in the fourth quarter 2008) excluding management agreement buyout, net of tax. Modified cash earnings excludes from cash earnings the cost of a management agreement buyout related to the Company’s acquisition in June 2007 of an additional economic interest through the acquisition of a principal’s ownership interest in a management company. Due to the transaction structure, for accounting purposes, the acquisition was treated as the settlement of an executory contract and led to the Company’s costs in connection with the acquisition being treated as an expense that impacted the Company’s cash earnings.

The Compensation Committee did not utilize a specific formula as the basis for exercising its negative discretion in determining the awards presented above, but rather, applied its business judgment and considered a number of factors, including:

•	the decline in the Company’s stock price performance in 2008 and financial performance in 2008 with respect to cash earnings and revenue;

•	the containment of the Company’s overall operating and corporate expenses through 2008 and the success of expense reduction efforts;

•	the Company’s operating cash flow;

•	the extent of accomplishment of goals set for the applicable business unit;

•	the individual performance of the executive officer and the role of the executive officer within the applicable business unit in achieving the goals set for that business unit;

•	the progress made on strategic initiatives;

•	the effective management of risk;

•	the historical compensation levels (cash and equity) of the Named Executive Officer during his or her tenure at the Company; and

•	the recommendation of the CEO (other than with respect to awards to the CEO).

Historically, the Compensation Committee has also considered compensation market practices, particularly among the Peer Group, in determining actual compensation levels. As noted earlier, however, the Compensation Committee did not utilize Peer Group data in forming its compensation decisions for 2008 but did consider market conditions in general in determining actual compensation to the Named Executive Officers. The Compensation Committee does not assign any particular relative weighting to the factors listed above but generally weighs financial performance more heavily than other factors. As a result, the Compensation Committee decided to reduce the performance-based compensation awards to the Named Executive Officers compared to 2007 levels. The Compensation Committee approved payment of performance-based compensation for Ms. Bibliowicz equal to approximately 50% of the prior year amount, which decrease reflects the higher standard of accountability the Compensation Committee ascribes to Ms. Bibliowicz based on her role as CEO. This amount was allocated into two parts, which included a cash bonus payable on an immediate basis and a long-term equity award in the form of RSUs payable based on continued service over a 3-year period as discussed in detail below. However, as a result of the conversion of the dollar value of Ms. Bibliowicz’s long-term equity award into actual RSUs, which is determined by dividing the dollar value by the 20-day average closing stock price of the Common Stock ending one day prior to the date of grant (the “Grant Price Formula”), Ms. Bibliowicz’s actual reduction in performance-based pay versus the prior year was 44%. Similarly, the performance-based pay awarded to Messrs. Hammond and Goldman for 2008 decreased by 27% and 26%, respectively, compared to 2007 levels. Mr. Gelder was not awarded any performance-based compensation for the 2007 fiscal year since his employment with the Company commenced in the third quarter of 2007. Therefore, year-over-year comparisons for Mr. Gelder are not relevant.

Performance-based Bonus

As noted earlier and illustrated in the table on page 20, the maximum performance-based compensation for the Named Executive Officers is determined under the MIP. Through the exercise of negative discretion, the Compensation Committee reduced such maximum amounts and allocated a portion of the resulting amount to performance-based bonuses for the Named Executive Officers. The Compensation Committee awarded a total of $1,355,000 of bonuses to the Named Executive Officers for the 2008 performance period. The performance-based bonus for Ms. Bibliowicz decreased by approximately 50% compared to 2007 levels. The performance-based bonuses for Messrs. Hammond and Goldman decreased by 27% and 36%, respectively, compared to 2007 levels. As noted earlier, Mr. Gelder was not awarded a performance-based bonus for the 2007 fiscal year since his employment with the Company commenced in the third quarter of 2007. Therefore, year over year comparisons for Mr. Gelder are not relevant. Pursuant to the terms of the Blank Offer Letter, Ms. Blank had a guaranteed bonus of $700,000 for the 2008 fiscal year which was not performance-based. In addition, as a result of Mr. Biderman’s separation from the Company in December 2008, he did not receive a performance-based bonus for the 2008 fiscal year.

In previous years, eligible employees at the Company’s New York corporate headquarters, Austin, Texas operations or Birmingham, Alabama operations who earned a base salary of at least $100,000 received a portion of their performance-based bonus in the form of RSUs under the Company’s Capital Accumulation Plan (the “CAP”). The RSUs granted pursuant to the CAP conveyed to the holder the right to receive dividend equivalents in the form of additional RSUs or cash (at the option of the Compensation Committee) and, except for accelerated vesting in the event of a participant’s death or disability and in certain circumstances relating to a change in control with respect to the Company and except for certain acceleration provisions contained in Ms. Bibliowicz’s employment agreement, these RSUs vested in two equal annual installments, subject to the participant’s continued service through each applicable vesting date. For fiscal year 2008, the Compensation Committee determined to suspend the CAP because the number of awardable shares available under the Company’s Stock Incentive Plans was limited and because the Compensation Committee concluded that awardable shares should be used to provide long-term incentives to a smaller number of key employees. As a result of the suspension of the CAP, the 2008 performance-based bonuses awarded to the Named Executive Officers and other eligible employees were paid solely in cash.

Performance-based Long-Term Equity Incentive Award

As noted earlier and illustrated in the table on page 21, the Compensation Committee also allocated a portion of the Named Executive Officers’ actual performance-based compensation to long-term equity incentive awards. These awards were granted in February 2009 in the form of RSUs under the Company’s Amended and Restated 2002 Stock Incentive Plan.

In addition to awarding these RSUs to the Named Executive Officers as a reward for performance, the Compensation Committee believes that the Company’s stockholders are well-served by the award of stock-based compensation to the Named Executive Officers because it fosters a focus on long-term value creation associated with the ongoing exposure to the value of the stock and the retention value inherent in the Company’s standard three-year vesting period for RSUs. By having a significant portion of the Named Executive Officers’ compensation payable in the form of RSUs, these executives are motivated to align their interests with the interests of the Company’s stockholders since an increase in the value of NFP stock over the long term will increase the value of the RSUs as well. The Compensation Committee also concluded that it is imperative to retain key executives who would be critical to the Company successfully facing the challenges presented by the current downturn in the global economy. After considering various forms of equity, the Compensation Committee determined that the award of RSUs to the Named Executive Officers would provide an appropriate incentive for these executives to remain with the Company and maintain a focus on long-term performance. The Compensation Committee also considered stock options, but concluded that RSUs were the preferred form of equity award because RSUs continue to retain value and support the Company’s talent retention objectives even when the Company’s stock price is depressed. In addition, RSUs were a more financially efficient form of grant than stock options because more value could be delivered based on the limited number of shares available under the Company’s Stock Incentive Plans, which was an important factor in the Compensation Committee’s decision because of the significant decline in year-over-year compensation for the Named Executives Officers.

The Compensation Committee did not utilize a specific formula as the basis for exercising its negative discretion in determining the value of the RSU award to each Named Executive Officer. Each award of long-term equity incentive compensation to the Named Executive Officers was determined by the Compensation Committee in its sole discretion. However, pursuant to the terms of the Blank Offer Letter, Ms. Blank was guaranteed a long-term equity incentive award (to be made simultaneously with equity awards to other executive officers) with a value of no less than $260,000 on the grant date based on the Grant Price Formula. Since this award was required to be made to Ms. Blank pursuant to the Blank Offer Letter, it does not constitute performance-based compensation under the MIP. In addition, as a result of Mr. Biderman’s separation from the Company in December 2008, he did not receive a long-term equity incentive award in February 2009 for performance in the 2008 fiscal year.

In addition to the factors listed above, in determining each individual RSU award for each Named Executive Officer, the Compensation Committee also considered the need to balance (i) the necessity of increasing the equity position of the Named Executive Officers to further strengthen the alignment of their long-term economic interests with those of all stockholders and (ii) the limited availability of awardable shares under the Company’s Stock Incentive Plans. Except for accelerated vesting in the event of a Named Executive Officer’s death or disability and in certain circumstances relating to a change in control with respect to the Company and except for certain acceleration provisions contained in Ms. Bibliowicz’s employment agreement, the RSUs granted to the Named Executive Officers as a long-term equity incentive award vest in three equal annual installments, subject to the Named Executive Officer’s continued service through each applicable vesting date. The RSUs also give the holder the right to receive dividend equivalents in the form of additional RSUs or cash (at the option of the Compensation Committee).

Timing of Equity Grants

The RSUs granted pursuant to the MIP are performance-based compensation designed to reward the Named Executive Officers, in part, for the Company’s annual financial performance and achievement of the Company’s annual business objectives. As a result, these RSUs are granted in February after the Compensation Committee has had an opportunity to assess the Company’s financial performance and achievement of business objectives for the prior fiscal year. In addition, with respect to dividend equivalents that accrue on RSUs previously granted to the Named Executive Officers, in the event the Compensation Committee determines to pay these dividend equivalents in the form of additional RSUs, such additional RSUs are granted on the vesting date of the original RSUs and are subject to the same vesting schedule as the original RSUs.

Depending on the actual date of the Compensation Committee meeting, there is a possibility that the approval date and the grant date of RSU awards may differ by one or more days. In order to ease the administrative burden on the Company relating to the granting and vesting of RSU awards, the Compensation Committee uses best efforts to ensure that one of the Company’s standard equity grant dates is used for awards. Thus, if a Compensation Committee meeting occurs prior to one of the Company’s standard equity grant dates, the Compensation Committee may approve the award on the actual day of the meeting but resolve that the award be granted in the future on one of the Company’s standard equity grant dates. Since the number of RSUs awarded to a grantee is always determined by using the Grant Price Formula, the Compensation Committee’s practice with respect to approval dates and grant dates has had minimal impact on the grant date fair value of RSU awards. In 2008, the approval date and grant date were the same for all RSU awards made to the Named Executive Officers other than the grant of RSUs to Ms. Blank on September 1, 2008 pursuant to the terms of the Blank Offer Letter, which was approved by the Compensation Committee on July 30, 2008.

Other Compensation

The Company provides dental insurance, life and accidental death and dismemberment insurance and short-term and long-term disability benefits to the Named Executive Officers on the same basis as such benefits are generally provided to the Company’s employees employed at the Company’s New York corporate headquarters. In addition, certain senior executives of the Company are eligible to participate in the Executive Healthcare Plan which provides enhanced medical benefits to participants. During the 2008 fiscal year, all of the Named Executive Officers participated in the Executive Healthcare Plan.

The Company also maintains a Senior Executive Life Insurance Program, which provides additional term life insurance coverage to certain senior executives of the Company. During the 2008 fiscal year, all of the

Named Executive Officers participated in the Senior Executive Life Insurance Program. Additionally, in 2008, the Company initiated the Executive Long-Term Disability Plan which provides additional long-term disability coverage to certain senior executives of the Company. During the 2008 fiscal year, all of the Named Executive Officers participated in the Executive Long-Term Disability Plan. Please see “Compensation Tables and Other Information—Summary Compensation—2008 Other Compensation Table” below for further information regarding these additional health and welfare benefits. The Company increased the cash compensation of each participant by an amount equal to such participant’s life insurance and long-term disability premiums for the Senior Executive Life Insurance Program and the Executive Long-Term Disability Plan, and made a tax gross-up payment with respect to such premium amounts. Commencing in 2009, the Company will no longer make tax gross-up payments to participants in the Senior Executive Life Insurance Program or the Executive Long-Term Disability Plan.

The Company offers these additional benefits to senior executives of the Company in order to remain competitive in the marketplace in which its senior executives operate. The Compensation Committee reviews these other benefits and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. In connection with the foregoing, the Compensation Committee determined to eliminate the Senior Executive Life Insurance Program effective May 1, 2009.

Retirement Plans

The Named Executive Officers (other than Mr. Biderman who is no longer employed by the Company) are eligible to participate in the Company’s 401(k) contributory defined contribution plan (the “401(k) Plan”) established for all employees. Employees may elect to contribute between 1% and 100% of their compensation, up to the annual maximum under the Code, which was $15,500 for 2008. Employees age 50 or older may elect to contribute an additional catch-up contribution of up to $5,000 in 2008. In any plan year, the Company will contribute to each participant a matching contribution equal to 50% of the first 6% of the participant’s compensation that has been contributed to the 401(k) Plan, up to a maximum matching contribution of $6,900. All Named Executive Officers other than Ms. Blank participated in the Company’s 401(k) Plan during fiscal 2008 and received matching contributions. Mr. Biderman made catch-up contributions in 2008. The Company does not have a defined benefit plan or post-retirement health coverage. Please “Compensation Tables and Other Information—Summary Compensation—2008 Other Compensation Table” below for further information regarding these benefits.

Deferred Compensation Plans

As a means of offering a tax-deferred vehicle for short-term and long-term personal and retirement savings to eligible employees, on August 15, 2007, the Board of Directors adopted the Company’s Deferred Compensation Plan which became effective on January 1, 2008. The Deferred Compensation Plan was subsequently amended and restated in March 2009. Eligibility is limited to employees who earn at least $175,000 per year, are employed by the Company, NFPSI or NFPISI for at least one year, and comply with other eligibility criteria in accordance with the Deferred Compensation Plan. For each plan year, the Compensation Committee has the discretion to determine whether NFP will make matching contributions to each participant’s deferral account. Matching contributions, if any, vest based on a percentage calculated on the basis of a participant’s years of service. If matching contributions are made, they are equal to 50% of the first 6% of a participant’s eligible compensation, not to exceed the amount a participant defers. For 2008, Ms. Bibliowicz and Messrs. Biderman, Hammond and Goldman participated in the Deferred Compensation Plan and received a matching contribution from the Company. See “Compensation Tables and Other Information—Nonqualified Deferred Compensation” for further information regarding the Deferred Compensation Plan.

Perquisites

The Company annually reviews the perquisites made available to its Named Executive Officers. With few exceptions, the perquisites offered to Named Executive Officers are the same as those generally offered to the Company’s employees. The aggregate value of perquisites for Named Executive Officers, with the exception of Messrs. Hammond and Gelder, was below $10,000. See “Compensation Tables and Other Information—Summary Compensation—2008 Other Compensation Table” below for further information regarding perquisites.

Employment Agreements and Other Arrangements

The Company has an employment agreement with its CEO, Ms. Bibliowicz, dated as of February 15, 2005, which provides for, among other things, base salary, bonus, equity awards, general severance benefits and change in control benefits (the “CEO Employment Agreement”). The CEO Employment Agreement automatically renewed on February 15, 2009 for a one-year period. The Compensation Committee believes that having this employment agreement is an important element of retention which is consistent with the Company’s compensation philosophy.

On February 13, 2009, the Company entered into a letter agreement with Mr. Biderman, NFP’s former Executive Vice President and Chief Financial Officer, in connection with his separation from the Company (the “Biderman Agreement”) which became effective December 31, 2008. The agreement was reached after careful deliberation by the Compensation Committee and was designed to balance the financial performance of the Company with the desire to help financially ease Mr. Biderman’s transition from NFP.

On August 4, 2008, the Company and Ms. Blank entered into the Blank Offer Letter which governed the terms on which Ms. Blank would join NFP as the Company’s Executive Vice President and CFO, effective September 1, 2008. The Blank Offer Letter was approved by the Compensation Committee after considering advice from FW Cook.

See “Compensation Tables and Other Information—Summary Compensation—Employment Agreements or Other Arrangements with Named Executive Officers” below for a description of the CEO Employment Agreement, the Biderman Agreement and the Blank Offer Letter. The Company does not, and did not at any time in 2008, have any other employment or other arrangements in place with any other Named Executive Officer.

Change in Control

The CEO Employment Agreement contains certain change in control provisions. In addition, based on the recommendation of the Compensation Committee, the Board of Directors adopted the Change in Control Severance Plan in May 2007 (the “CIC Plan”) and has approved certain participants of the CIC Plan, including each Named Executive Officer other than Ms. Bibliowicz. The CEO Employment Agreement contains change in control benefits substantially similar to those afforded to the other Named Executive Officers under the CIC Plan.

The Compensation Committee and the Board of Directors believe that providing change in control protection to key executive officers is critical in order to (i) encourage executives to act in the best interests of stockholders, (ii) maintain the focus of executives on operating the Company’s business in the light of a potential transaction, (iii) protect the value of the Company by retaining key talent in the face of corporate changes, (iv) establish restrictive covenants, i.e., non-compete and non-solicit provisions, with respect to executives, and (v) assist in attracting and retaining executives. See “Compensation Tables and Other Information—Potential Payments upon Termination or Change in Control” below for information regarding the CIC Plan and the change in control provisions in the CEO Employment Agreement and applicable payments under the CIC Plan and these provisions.

Tax and Accounting Implications

As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles utilized by the Company and seeks to ensure that compensation is deductible and that unnecessary accounting charges are avoided.

With respect to accounting considerations, the Compensation Committee examines the accounting cost associated with equity compensation in light of the requirements under SFAS 123R.

Section 162(m) of the Code generally prohibits any publicly-held corporation from taking a federal income tax deduction for compensation paid in excess of $1,000,000 in any taxable year to the CEO and the three other highest paid executive officers employed at the end of the year other than the CFO. Exceptions are made for qualified performance-based compensation, among other things. Compensation paid under the MIP is intended to comply with the performance-based exception under Section 162(m) of the Code and the Company believes that compensation paid under the MIP is fully deductible for federal income tax purposes.

Under Section 162(m) of the Code, compensation paid pursuant to a compensation plan adopted prior to the Company’s initial public offering in 2003 and disclosed in accordance with applicable securities laws at that time, such as the Company’s Amended and Restated 2002 Stock Incentive Plan, is not subject to the $1,000,000 limit until the earliest to occur of: (i) the expiration of the plan; (ii) the material modification of the plan; and (iii) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the offering occurs. The Company has been relying on this private-to-public transition rule under Section 162(m) of the Code and, accordingly, grants made under the Company’s Stock Incentive Plans, including the Amended and Restated 2002 Stock Incentive Plan, during such period will not be subject to the $1,000,000 limit. However, because the Company’s transition period has expired, the compensation paid pursuant to the Company’s Amended and Restated 2002 Stock Incentive Plan following such expiration is not expected to be performance-based compensation, unless it is paid pursuant to the MIP or until stockholder approval is sought and obtained with respect to a new stock incentive plan. The Compensation Committee believes that it is in the Company’s best interests, and that of the Company’s stockholders, to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Code in order to provide a compensation package consistent with the Company’s compensation program and objectives.

Under Section 162(m) of the Code, the performance goals set forth in the MIP must be re-approved by stockholders every five years in order for future awards under the MIP to continue to qualify as performance-based compensation under Section 162(m) of the Code. Since the MIP was last approved by stockholders at the Company’s 2004 Annual Meeting of Stockholders, the Company is requesting stockholder approval of the Company’s 2009 Management Incentive Plan at the Annual Meeting in order to maximize the tax deductibility of compensation paid to its officers and employees. In addition, in part because the Company’s transition period under the private-to-public transition rule under Section 162(m) of the Code has expired, but also because of the limited availability of awardable shares under the Company’s Stock Incentive Plans, the Company is also requesting stockholder approval of the Company’s new 2009 Stock Incentive Plan at the Annual Meeting.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

COMPENSATION COMMITTEE

Stephanie W. Abramson (Chairman)

Shari Loessberg

Kenneth C. Mlekush

COMPENSATION TABLES AND OTHER INFORMATION

Summary Compensation

The table that follows this discussion summarizes the total compensation paid to or earned by each of the Named Executive Officers for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, except as otherwise noted.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jessica M. Bibliowicz	2008	700,000	—	2,156,755	78,400	325,000	—	87,910	3,348,065
Chairman, President and CEO	2007	700,000	—	2,339,769	112,000	510,000	—	14,810	3,676,579
	2006	700,000	—	1,620,618	112,000	622,500	—	10,790	3,065,908

Donna J. Blank(4)	2008	116,667	700,000	57,764	—	—	—	8,312	882,743
EVP and CFO

Mark C. Biderman	2008	360,000	—	440,034	33,240	—	—	102,301	935,575
Former EVP and CFO	2007	360,000	—	869,169	66,120	472,500	—	41,493	1,809,282
	2006	360,000	—	637,210	166,800	526,500	—	22,320	1,712,830

Douglas W. Hammond	2008	350,000	—	580,767	7,840	400,000	—	67,159	1,405,766
EVP and COO	2007	350,000	—	536,245	30,093	435,000	—	11,591	1,362,929
	2006	350,000	—	361,848	56,933	435,000	—	9,110	1,212,891

Michael N. Goldman(5)	2008	325,000	—	344,788	3,920	370,000	—	46,065	1,089,773
EVP, Mergers & Acquisitions

James R. Gelder(5)	2008	425,000	—	223,515	—	260,000	—	99,509	1,008,024
CEO of NFPISI

(1)	The amounts in columns (e) and (f) were calculated utilizing the provisions of SFAS 123R, without regard to forfeiture assumptions, and thus may include amounts from equity awards granted in and prior to the applicable fiscal year. See Note 12 of the consolidated financial statements in the Company’s 2008 Form 10-K regarding assumptions underlying the valuation of equity awards.
(2)	The Company pays bonuses for performance in the immediately preceding year during February of the following year. The amounts in column (g) represent the cash portion of the 2008, 2007 and 2006 performance-based bonuses that were paid to the Named Executive Officers in February of the subsequent year under the MIP. Pursuant to the Company’s CAP, a portion of the 2007 and 2006 performance-based bonuses was paid in the form of RSUs granted in 2008 and 2007, as applicable, and thus is not reflected in the table above. In January 2009, the Compensation Committee suspended the CAP and therefore, 100% of the 2008 performance-based bonus was paid in cash in February 2009. See “Compensation Discussion & Analysis—Key Elements of the Company’s Executive Compensation Program—Performance-based Bonus” above for more details on the MIP and the CAP.
(3)	See “Compensation Tables and Other Information—Summary Compensation—2008 Other Compensation Table” below for more information on the amounts listed in column (i) for the 2008 fiscal year.
(4)	The amount in column (c) reflects Ms. Blank’s pro-rated salary from September 1, 2008 (her employment commencement date) through December 31, 2008. The amount in column (d) reflects Ms. Blank’s guaranteed bonus for the 2008 fiscal year pursuant to the terms of the Blank Offer Letter. See “Compensation Tables and Other Information—Summary Compensation—Employment Agreements or Other Arrangements with Named Executive Officers” below for more details on the Blank Offer Letter.
(5)	Messrs. Goldman and Gelder first became named executive officers of the Company in the Company’s 2008 fiscal year.

2008 Other Compensation Table

Name and Principal Position	Company Contributions to Deferred Compensation and 401(k) Plans(1) ($)	Insurance Premiums(2) ($)	Dividend Equivalent Payment(3) ($)	Perquisites and Other Personal Benefits(4) ($)	Tax Payments(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Jessica M. Bibliowicz	45,015	16,445	16,538	—	9,912	87,910
Donna J. Blank	—	5,057	—	—	3,255	8,312
Mark C. Biderman	24,900	39,062	8,396	—	29,943	102,301
Douglas W. Hammond	31,628	10,585	5,331	12,993	6,622	67,159
Michael N. Goldman	31,431	8,375	2,090	—	4,169	46,065
James R. Gelder	6,900	37,483	2,197	24,341	28,588	99,509

(1)	The amounts in column (b) include the Company’s matching contributions under the Deferred Compensation Plan which is described on page 34. Following are the matching contributions for each of Ms. Bibliowicz, Mr. Biderman, Mr. Hammond and Mr. Goldman under the Deferred Compensation Plan for 2008: $38,115, $18,000, $24,728 and $24,531, respectively. The amounts in column (b) also include the Company’s matching contributions under the Company’s 401(k) Plan.
(2)	The Company increased each Named Executive Officer’s cash compensation in 2008 by the amounts listed in column (c) which are equal to such Named Executive Officer’s premiums under the Senior Executive Life Insurance Program and Executive Long-Term Disability Plan.
(3)	The amounts in column (d) represent the payment in cash of dividend equivalents earned on RSUs granted to the Named Executive Officers in prior fiscal years.
(4)	The amounts in column (e) consist of certain travel costs for the spouses of Messrs. Hammond and Gelder to accompany them on business travel and the incremental cost to the Company of Messrs. Hammond’s and Gelder’s participation in the Executive Healthcare Plan which is described on page 24.
(5)	The Company paid the amounts listed in column (f) to the Named Executive Officers as a tax gross-up payment with respect to the Senior Executive Life Insurance Program and Executive Long-Term Disability Plan premiums. For Messrs. Hammond and Gelder, the amounts listed in column (f) also include a payment made by the Company towards the tax liability incurred by Messrs. Hammond and Gelder on the imputed income related to their spouses accompanying them on business travel.

Employment Agreements or Other Arrangements with Named Executive Officers

Jessica M. Bibliowicz

Ms. Bibliowicz serves as the Company’s President and Chief Executive Officer pursuant to an employment agreement entered into between the Company and Ms. Bibliowicz on February 15, 2005 (the “Commencement Date”).

The CEO Employment Agreement automatically renewed on February 15, 2009 for a one-year period. On February 15th of each year, the CEO Employment Agreement will automatically renew for one-year periods unless, at least 90 days before a renewal date, notice is given by either party that the agreement will not be extended. Under the CEO Employment Agreement, Ms. Bibliowicz is entitled to an annual base salary of $700,000, which the Board of Directors in its sole discretion may increase but not reduce; an annual bonus, with the target level to be no less than 125% of her annual base salary, determined in accordance with the Company’s annual bonus plan applicable to the Company’s senior executive officers; and participation in employee benefit plans and long-term incentive compensation programs on the same basis as other senior executives of NFP.

Ms. Bibliowicz received 28,139 RSUs in November 2005 and 30,923 RSUs in November 2006 (collectively, the “Type 1 Annual Awards”) pursuant to the CEO Employment Agreement, which entitled her to receive, on the first and second anniversaries of the Commencement Date, subject to her continued employment on each such date, an award relating to the Common Stock. As required under the CEO Employment Agreement, each such award had a fair market value on the date of grant of no less than $1.3 million, and vests in three equal annual installments, subject to Ms. Bibliowicz’s continued service and subject to accelerated vesting in certain circumstances. On November 16, 2006, the Company and Ms. Bibliowicz entered into an Amendment and Waiver of the CEO Employment Agreement (the “Amendment and Waiver”) to provide for the grant of the Type

1 Annual Awards to Ms. Bibliowicz in November, as opposed to February, so that Ms. Bibliowicz would receive her annual equity award at the same time that the Compensation Committee granted equity awards to other senior executives of the Company to ensure that all the grantees receive an award on the same schedule and at the same Common Stock price. Under the terms of the CEO Employment Agreement, as modified by the Amendment and Waiver, the Company also granted Ms. Bibliowicz awards of 50,000 RSUs in February 2005, 50,000 RSUs in March 2006 and 50,000 RSUs in February 2007, each such award to vest in full on February 15, 2015, February 15, 2016 and February 15, 2017, respectively, subject to her continued service and subject to accelerated vesting in certain circumstances (the grants described in this sentence are referred to as the “Type 2 Annual Awards”). The Type 2 Annual Award that should have been granted to Ms. Bibliowicz in February 2006 was inadvertently granted in March 2006. Pursuant to the Amendment and Waiver, Ms. Bibliowicz waived her right to receive the Type 2 Annual Award in February 2006 and accepted the award in March 2006.

Under the CEO Employment Agreement, Ms. Bibliowicz has agreed to a non-competition covenant and a non-solicitation covenant with respect to the Company’s employees and customers, each effective during her employment and for three months thereafter. Ms. Bibliowicz is also bound by certain confidentiality provisions. The CEO Employment Agreement provides for certain payments and benefits to Ms. Bibliowicz in the event of termination of her employment under certain circumstances and in the event a change in control occurs with respect to the Company. See “Compensation Tables and Other Information—Potential Payments upon Termination or Change in Control” below for a description of these payments and benefits.

Donna J. Blank

On August 4, 2008, NFP and Ms. Blank entered into the Blank Offer Letter which governed the terms on which Ms. Blank would join NFP as the Company’s Executive Vice President and CFO, effective September 1, 2008.

Under the terms of the Blank Offer Letter, Ms. Blank is entitled to an annual base salary of $350,000 and a guaranteed bonus of $700,000 for the 2008 fiscal year. In addition, under the Blank Offer Letter, for the 2009 fiscal year, Ms. Blank will be paid a bonus based on the satisfaction of individual and performance goals to be mutually agreed upon, with a minimum guaranteed amount of $595,000, provided that Ms. Blank is an employee in good standing on the date such bonus is paid.

Ms. Blank was awarded 25,775 RSUs (valued at $500,000 using the Company’s Grant Price Formula which is described above in “Compensation Discussion & Analysis”) on September 1, 2008 pursuant to the Blank Offer Letter. These RSUs will vest in three equal annual installments, subject to Ms. Blank’s continued service through each applicable vesting date and subject to accelerated vesting in the event of Ms. Blank’s death or disability and in certain circumstances relating to a change in control with respect to NFP. These RSUs also give Ms. Blank the right to receive dividend equivalents in the form of additional RSUs or cash (at the option of the Compensation Committee). Ms. Blank was also awarded 95,941 RSUs (valued at $260,000 using the Company’s Grant Price Formula) on February 24, 2009 pursuant to the Blank Offer Letter. These RSUs will have a three-year vesting period (with two-thirds of the equity grant vesting on the second anniversary of the grant date and one-third vesting on the third anniversary of the grant date). In addition, under the Blank Offer Letter, subject to Ms. Blank’s continued employment with NFP on the date of grant, during the first fiscal quarter of 2010, Ms. Blank will receive an equity grant with a target value of $500,000 for performance in fiscal year 2009. The actual equity grant value will be based on the satisfaction of individual and company performance objectives and the terms, form and actual amount of this equity award will be determined at the discretion of the Compensation Committee.

Under the terms of the Blank Offer Letter, Ms. Blank will also participate in the CIC Plan (described on page 40) with a Severance Factor (as defined in the CIC Plan) of two, a Benefit Continuation Period (as defined in the CIC Plan) of two years and entitlement to a Gross-Up Payment (as defined in the CIC Plan) under certain circumstances. Ms. Blank is also bound by certain confidentiality provisions pursuant to the Blank Offer Letter.

Mark C. Biderman

On February 13, 2009, the Company entered into the Biderman Agreement in connection with Mr. Biderman’s separation from the Company. Pursuant to the terms of the Biderman Agreement, the Company agreed to provide Mr. Biderman with a severance payment of $925,000 payable in a lump sum on or before March 15, 2009, provided that Mr. Biderman did not revoke his acceptance of the Biderman Agreement or release of claims within a seven-day revocation period and complies with certain other obligations under the agreement. Under the Biderman Agreement, NFP also agreed to pay up to $15,000 of legal fees incurred by Mr. Biderman in connection with the Biderman Agreement. Mr. Biderman is subject to certain confidentiality, non-disparagement and non-solicitation restrictive covenants pursuant to the Biderman Agreement. In connection with his separation from the Company, NFP has also agreed to subsidize a portion of Mr. Biderman’s expense for continuation of medical coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) from January 1, 2009 through December 31, 2009 and agreed to pay the premiums for Mr. Biderman’s continued participation in the Senior Executive Life Insurance Program for a portion of the 2009 year.

Other Named Executive Officers

The Company does not, and did not at any time in 2008, have employment agreements or other arrangements in place with any other Named Executive Officer.

Salary and Bonus in Proportion to Total Compensation

Based on the sum of the grant date fair value of equity awards actually granted to the Named Executive Officers in 2008, the base salary of the Named Executive Officers in 2008 and the 2008 cash bonus, base salary accounted for approximately 27%, cash bonus accounted for approximately 25% and equity compensation accounted for approximately 48% of the total compensation actually paid to the Named Executive Officers on an aggregate basis in 2008. Since the value of the equity awards included in the Summary Compensation Table above reflects the SFAS 123R expense in 2008 of equity awards made in prior years, these percentages cannot be derived using the amounts reflected in the Summary Compensation Table.

Grants of Plan-Based Awards

The table that follows this discussion shows all plan-based awards granted to the Named Executive Officers during the fiscal year ended December 31, 2008.

2008 Grants of Plan-Based Awards Table

Name	Grant Date		Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(2) ($)
				Threshold ($)	Target ($)	Maximum ($)
(a)	(b)		(c)	(d)	(e)	(f)	(h)	(i)
Jessica M. Bibliowicz	02/16/2008	(3)	—	—	—	—	42,787	1,183,916
	02/16/2008	(4)	—	—	—	—	63	1,743
	02/16/2008	(5)	—	—	—	—	4,754	131,543
	02/17/2008	(4)	—	—	—	—	32	885
	—		—	0	—	3,259,070	—	—

Donna J. Blank	09/01/2008	(6)	07/30/2008	—	—	—	25,775	519,882

Name	Grant Date		Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(2) ($)
				Threshold ($)	Target ($)	Maximum ($)
(a)	(b)		(c)	(d)	(e)	(f)	(h)	(i)

Mark C. Biderman	02/16/2008	(3)	—	—	—	—	22,922	634,252
	02/16/2008	(4)	—	—	—	—	51	1,411
	02/16/2008	(5)	—	—	—	—	4,329	119,783
	02/17/2008	(4)	—	—	—	—	24	664
	—		—	0	—	2,173,160	—	—

Douglas W. Hammond	02/16/2008	(3)	—	—	—	—	19,866	549,692
	02/16/2008	(4)	—	—	—	—	41	1,134
	02/16/2008	(5)	—	—	—	—	3,905	108,051
	02/17/2008	(4)	—	—	—	—	16	443
	—		—	0	—	2,173,160	—	—

Michael N. Goldman	02/16/2008	(3)	—	—	—	—	12,225	338,266
	02/16/2008	(4)	—	—	—	—	43	1,190
	02/16/2008	(5)	—	—	—	—	4,117	113,917
	02/17/2008	(4)	—	—	—	—	12	332
	—		—	0	—	1,629,870	—	—

James R. Gelder	02/16/2008	(3)	—	—	—	—	7,641	211,426
	02/16/2008	(5)	—	—	—	—	1,358	37,576
	—		—	0	—	2,173,160	—	—

(1)	The amounts shown in column (d) reflect the minimum payment level and the amounts shown in column (f) reflect the maximum payment level under the Company’s MIP. The Compensation Committee did not set a target payment level under the MIP for the 2008 fiscal year. See “Compensation Discussion & Analysis—Key Elements of the Company’s Executive Compensation Program—Performance-based Compensation” above for a discussion regarding the Company’s MIP.
(2)	These amounts are valued based on the aggregate grant date fair value of the award determined in accordance with SFAS 123R. For additional information, see Note 12 of the consolidated financial statements in the Company’s 2008 Form 10-K regarding assumptions underlying valuation of equity awards. The amounts reflect the aggregate accounting expense that is expected to be taken by the Company for these awards and do not correspond to the actual value that may be recognized by such persons with respect to these awards.
(3)	With the exception of Mr. Gelder, represents the performance-based long-term incentive equity award for performance during fiscal year 2007 that was awarded in February 2008. Mr. Gelder’s February 2008 long-term incentive equity award was not performance-based. These RSUs give the holder the right to receive dividend equivalents in the form of additional RSUs or cash, at the option of the Compensation Committee. Except for accelerated vesting in the event of a Named Executive Officer’s death or disability and in certain circumstances relating to a change in control with respect to the Company and except for certain acceleration provisions contained in the CEO Employment Agreement, these RSUs vest in three equal annual installments commencing February 16, 2009, subject to continued service (as applicable) through such dates.
(4)	Represents dividend equivalents earned on RSUs awarded prior to 2008 that were paid in the form of additional RSUs in 2008 at the election of the Compensation Committee. All dividend equivalents vest on the same schedule as the underlying RSU grant. The RSUs granted on February 16, 2008 vested on February 16, 2008. The RSUs granted on February 17, 2008 vested on February 17, 2009.
(5)	Represents the CAP portion of the 2007 performance-based bonus that was awarded in RSUs on February 16, 2008. The dollar value of each RSU award was determined by the Compensation Committee. The actual number of RSUs awarded to each Named Executive Officer was determined using the Grant Price Formula which is described above in “Compensation Discussion & Analysis.” These RSUs give the holder the right to receive dividend equivalents in the form of additional RSUs or cash, at the option of the Compensation Committee. Except for accelerated vesting in the event of an employee’s death or disability and in certain circumstances relating to a change in control with respect to the Company and except for certain acceleration provisions contained in the CEO Employment Agreement, all RSUs awarded under the CAP vest in two equal annual installments, subject to the employee’s continued service.
(6)	Represents RSUs granted to Ms. Blank upon commencement of her employment with NFP pursuant to the Blank Offer Letter described on page 30. Except for accelerated vesting in the event of Ms. Blank’s death or disability and in certain circumstances relating to a change in control with respect to the Company, these RSUs vest in three equal installments commencing on the first anniversary of the grant date, subject to Ms. Blank’s continued service through such dates. These RSUs were approved by the Compensation Committee in connection with its approval of the extension of an employment offer to Ms. Blank and were granted to Ms. Blank on her first day of employment with NFP.

Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding equity awards held by the Named Executive Officers at the end of the 2008 fiscal year.

2008 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
	Exercisable		Unexercisable
(a)	(b)		(c)	(d)	(e)	(f)		(g)
Jessica M. Bibliowicz	500,000	(2)	—	10.00	04/12/2009	—		—
	80,000	(3)	—	23.00	09/17/2013	—		—
	—		—	—	—	50,000	(4)	152,000
	—		—	—	—	50,000	(5)	152,000
	—		—	—	—	10,308	(6)	31,336
	—		—	—	—	50,000	(7)	152,000
	—		—	—	—	2,002	(8)	6,086
	—		—	—	—	154	(6)	468
	—		—	—	—	32	(8)	97
	—		—	—	—	4,754	(9)	14,452
	—		—	—	—	42,787	(10)	130,072

Donna J. Blank	—		—	—	—	25,775	(11)	78,356

Mark C. Biderman	97,825	(12)	—	11.00	01/30/2009	—		—
	50,000	(13)	—	18.50	01/30/2009	—		—
	40,000	(3)	—	23.00	01/30/2009	—		—
	—		—	—	—	5,233	(14)	15,908
	—		—	—	—	1,641	(14)	4,989
	—		—	—	—	78	(14)	237
	—		—	—	—	26	(14)	79
	—		—	—	—	4,329	(14)	13,160
	—		—	—	—	22,922	(14)	69,683

Douglas W. Hammond	2,000	(15)	—	20.00	11/30/2012	—		—
	4,000	(3)	—	23.00	09/17/2013	—		—
	—		—	—	—	3,568	(6)	10,847
	—		—	—	—	1,297	(8)	3,943
	—		—	—	—	53	(6)	161
	—		—	—	—	21	(8)	64
	—		—	—	—	3,905	(9)	11,871
	—		—	—	—	19,866	(10)	60,393

Michael N. Goldman	1,000	(15)	—	20.00	11/30/2012	—		—
	2,000	(3)	—	23.00	09/17/2013	—		—
	—		—	—	—	1,586	(6)	4,821
	—		—	—	—	1,368	(8)	4,159
	—		—	—	—	24	(6)	73
	—		—	—	—	22	(8)	67
	—		—	—	—	4,117	(9)	12,516
	—		—	—	—	12,225	(10)	37,164

James R. Gelder	—		—	—	—	5,231	(16)	15,902
	—		—	—	—	1,358	(9)	4,128
	—		—	—	—	7,641	(10)	23,229

(1)	Value is based on the closing price of the Common Stock on December 31, 2008 ($3.04).
(2)	These options vested in five equal annual installments commencing April 12, 2000. These options expired on April 12, 2009 without being exercised by Ms. Bibliowicz.
(3)	These options vested in five equal annual installments commencing September 18, 2004.
(4)	These RSUs vest on February 15, 2015, subject to continued service (as applicable) through such date.
(5)	These RSUs vest on February 15, 2016, subject to continued service (as applicable) through such date.
(6)	These RSUs vest on November 16, 2009, subject to continued service (as applicable) through such date.
(7)	These RSUs vest on February 15, 2017, subject to continued service (as applicable) through such date.
(8)	These RSUs vested on February 16, 2009.
(9)	One-half of these RSUs vested on February 16, 2009 and the remainder vests on February 16, 2010, subject to continued service (as applicable) through such date.
(10)	These RSUs vest in three equal annual installments: one-third vested on February 16, 2009; one-third vests on February 16, 2010 and one-third vests on February 16, 2011, subject to continued service (as applicable) through such dates.
(11)	These RSUs vest in three equal annual installments commencing September 1, 2009, subject to continued service (as applicable) through such dates.
(12)	These options vested in five equal annual installments commencing November 8, 2000.
(13)	These options vested in five equal annual installments commencing March 1, 2003.
(14)	These RSUs were forfeited by Mr. Biderman in connection with his separation from the Company on December 31, 2008 and, therefore, will not vest.
(15)	These options vested in five equal annual installments commencing December 1, 2003.
(16)	These RSUs vest in two equal annual installments on October 1, 2009 and October 1, 2010, subject to continued service (as applicable) through such dates.

Option Exercises and Stock Vested

The following table sets forth information concerning the exercise of options during the 2008 fiscal year by each Named Executive Officer, as applicable. The table also shows all stock awards vested and value realized upon vesting by the Named Executive Officers during the 2008 fiscal year.

2008 Option Exercises and Stock Vested Table

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
(a)	(b)	(c)	(d)	(e)
Jessica M. Bibliowicz	20,000	99,800	24,260	171,932
Donna J. Blank	—	—	—	—
Mark C. Biderman	—	—	13,437	118,086
Douglas W. Hammond	—	—	8,832	83,285
Michael N. Goldman	—	—	4,693	66,554
James R. Gelder	—	—	2,616	38,390

(1)	Based on fair market value on date of vesting.

Nonqualified Deferred Compensation

The Company’s Deferred Compensation Plan went into effect on January 1, 2008. Eligibility is limited to employees who earn at least $175,000 per year, are employed by the Company, NFPSI or NFPISI for at least one year, and comply with other eligibility criteria in accordance with the Deferred Compensation Plan. A participant may defer between 5% and 50% of his/her base salary and between 5% and 100% of his/her incentive compensation.

Twelve phantom investment benchmark options are available under the Deferred Compensation Plan, including a fund which consists of deemed investments in shares of the Common Stock through phantom share units (the “Company Stock Fund”). A maximum of 25% of a participant’s deferred amount may be invested in the Company Stock Fund. Plan participants may change their investment allocations at any time; provided that, participants are only permitted to engage in transactions with respect to the Company Stock Fund during specified periods each year and any such transactions must comply with applicable law and NFP’s insider trading policy. Investment gains or losses are applied daily to the participant’s account under the Deferred Compensation Plan based on the investment allocations selected by the participant.

For each plan year, the Compensation Committee determines whether the Company will offer a matching contribution to plan participants. For the 2008 plan year, the Compensation Committee elected to offer a matching contribution. For the 2009 plan year, the Compensation Committee elected not to offer a matching contribution. In the event a matching contribution is approved by the Compensation Committee, unless a different metric is selected by the Compensation Committee, the matching contribution will equal 50% of the first 6% of the participant’s annual base salary and incentive compensation, subject to a maximum matching contribution equal to the participant’s contribution to the Deferred Compensation Plan for such plan year. One-half of each matching contribution, plus an additional amount equal to 10% of such matching contribution, is invested in the Company Stock Fund and is required to remain in the Company Stock Fund for the duration of the applicable deferral period. Matching contributions vest according to a three-year graded schedule based on the participant’s years of service with NFP, NFPSI or NFPISI, except that in the event of a change in control with respect to the Company, matching contributions become fully vested.

Generally, participants are eligible to receive distributions under the Deferred Compensation Plan upon the earlier of (i) a minimum of three years from the end of the year for which compensation was deferred or (ii) upon separation from service, death or disability. In the case of death or disability, deferred funds are distributed as elected by the participant at the time of the deferral election, or if not specified at such time, in a lump sum. In the case of separation from service (other than on account of death or disability), deferred funds are distributed in a lump sum. Otherwise, at the end of the applicable deferral period, deferred funds are distributed as elected by the participant at the time of the deferral election.

The following table sets forth information concerning nonqualified deferred compensation of the Named Executive Officers.

2008 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(1) (2) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
(a)	(b)	(c)	(d)	(e)	(f)
Jessica M. Bibliowicz	70,000	38,115	(12,854)	—	95,261
Donna J. Blank	—	—	—	—	—
Mark C. Biderman	18,000	18,000	(3,279)	—	32,721
Douglas W. Hammond	25,000	24,728	(4,964)	—	44,764
Michael N. Goldman	25,000	24,531	(3,533)	—	45,998
James R. Gelder	—	—	—	—	—

(1)	The amounts reported in columns (b) and (c) are reported in the Summary Compensation Table for the 2008 fiscal year.
(2)	The amounts in column (c) include the cash portion of the Company’s matching contribution and the portion of the Company’s matching contribution that is paid in phantom stock units.

Potential Payments upon Termination or Change in Control

Chief Executive Officer

The CEO Employment Agreement provides for certain payments and benefits to Ms. Bibliowicz in the event of termination of her employment under certain circumstances and in the event a change in control (as defined below) occurs with respect to the Company. The table following the discussion below reflects the amount of compensation to be paid, and/or benefits to be provided, to Ms. Bibliowicz in the event of termination of her employment or a change in control with respect to the Company as of December 31, 2008. See “Compensation Tables and Other Information—Summary Compensation—Employment Agreements or Other Arrangements with Named Executive Officers” above for a description of the non-competition, non-solicitation and confidentiality provisions contained in the CEO Employment Agreement.

Termination by CEO for Good Reason or Termination without Cause by NFP

In the event Ms. Bibliowicz’s employment is terminated by NFP without cause (as defined below), or in the event Ms. Bibliowicz terminates her employment for good reason (as defined below), she will be entitled to receive (i) her base salary through the date of termination and payment of her base salary for 24 months immediately following termination of employment (the “Continuation Period”), (ii) a pro-rata bonus for the year of termination (payable at the same time as bonuses are paid to NFP’s other executive officers), based on the greater of (x) the target annual bonus award opportunity for such year and (y) the annual bonus for the prior year, (iii) an annual bonus amount to be paid monthly during the Continuation Period based on the greater of the amounts specified in (x) and (y) in the preceding clause and (iv) immediate vesting of all equity awards other than the Type 2 Annual Awards, with stock options remaining exercisable for 90 days after the termination date. Ms. Bibliowicz would also be entitled to continued medical, dental, hospitalization and life insurance coverage and other benefit plans and programs until the earlier of the end of the Continuation Period and the date Ms. Bibliowicz receives equivalent coverage and benefits under the plans and programs of a subsequent employer, provided that if she is precluded from participating in any employee benefit plan or program, she will be provided with the after-tax economic equivalent of the benefits. As a condition to receiving the compensation and benefits described in this paragraph, Ms. Bibliowicz and NFP must execute and deliver to each other mutual releases.

Generally, pursuant to the CEO Employment Agreement, “cause” means any of the following which have not been cured within the applicable period:

(i)	Ms. Bibliowicz is convicted of, or enters a plea of guilty or nolo contendere to, a felony involving moral turpitude;

(ii)	Ms. Bibliowicz engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out her duties under the CEO Employment Agreement, resulting, in either case, in material economic harm to NFP; or

(iii)	Ms. Bibliowicz breaches (x) any material provision of NFP’s code of ethics or policies with regard to trading in securities of NFP or any other policies or regulations of NFP governing the conduct of its employees or (y) the restrictive covenants contained in the CEO Employment Agreement.

Generally, pursuant to the CEO Employment Agreement, “good reason” means the occurrence of one or more of the following events without Ms. Bibliowicz’s written consent and which have not been cured within the applicable period:

(i)	with certain exceptions, the failure to elect or re-elect Ms. Bibliowicz to any of the positions specified in the CEO Employment Agreement, the removal of Ms. Bibliowicz from any of such positions, or a material diminution in Ms. Bibliowicz’s position, duties or responsibilities from those held, exercised and/or assigned to her pursuant to the CEO Employment Agreement, other than as a result of an isolated, insubstantial and inadvertent action by NFP that is not taken in bad faith and is remedied by NFP promptly after receipt of notice thereof from Ms. Bibliowicz;

(ii)	any failure by NFP to comply with any material provision in the compensation and indemnification sections of the CEO Employment Agreement, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by NFP promptly after receipt of notice from Ms. Bibliowicz;

(iii)	any failure by NFP to make any of the equity award grants described in the CEO Employment Agreement;

(iv)	any requirement by NFP that Ms. Bibliowicz’s services be rendered primarily at a location or locations more than 50 miles from midtown Manhattan, New York City, New York;

(v)	the assignment of duties which are materially inconsistent with Ms. Bibliowicz’s duties as Chairman or President and CEO of NFP or which materially impair her ability to function as Chairman or President and CEO of NFP;

(vi)	a termination of, or a material reduction in, any employee benefit or perquisite enjoyed by Ms. Bibliowicz other than as part of an across-the-board reduction applying to other senior executives of NFP; or

(vii)	the failure of NFP to obtain the assumption in writing of its obligation to perform the CEO Employment Agreement by any successor to all or substantially all of its assets within 30 days of a merger, consolidation, sale or similar transaction.

Change in Control

In the event a change in control occurs with respect to the Company, Ms. Bibliowicz will be entitled to immediate vesting of all equity awards other than the Type 2 Annual Awards. In the event that Ms. Bibliowicz’s employment is terminated by NFP without cause or by Ms. Bibliowicz for good reason within 24 months after or, under certain additional circumstances, within six months prior to a change in control with respect to the Company, Ms. Bibliowicz will be entitled to the amounts described above with respect to a termination without cause or for good reason, except that: (i) any cash payments due will be paid in a lump sum, (ii) the Continuation Period will be 36 months and (iii) the Type 2 Annual Awards will become vested. As a condition to receiving the compensation and benefits described in this paragraph, Ms. Bibliowicz and NFP must execute and deliver to each other mutual releases.

Generally, pursuant to the CEO Employment Agreement, a “change in control” would include any of the following events:

(i)	any person (other than NFP or any employee benefit plan sponsored by NFP) becomes the beneficial owner of 30% or more of NFP’s outstanding Common Stock;

(ii)	the dissolution or sale of all or substantially all of the assets of NFP;

(iii)	a merger or consolidation of NFP with any other entity that results in (x) NFP’s directors immediately before the combination comprising less than a majority of the board of the combined entity or (y) the outstanding voting securities of NFP immediately prior to the combination representing less than 50% of the combined voting power after such combination; or

(iv)	a majority of NFP’s directors is replaced under certain circumstances.

Termination for Cause by NFP or Voluntary Termination by CEO

In the event the Company terminates Ms. Bibliowicz’s employment for cause or Ms. Bibliowicz terminates her employment voluntarily without good reason, Ms. Bibliowicz will be entitled to receive (i) her base salary through the date of termination and (ii) the continued right to exercise vested stock options granted prior to December 2004 for 30 days after the termination date.

Death or Disability

In the event Ms. Bibliowicz’s employment is terminated due to her death or disability, she will be entitled to receive (i) her base salary through the date of termination, (ii) her annual bonus for the year in which death or disability occurs, prorated through the date of termination and payable at the same time as bonuses are paid to NFP’s other executive officers and (iii) immediate vesting of all equity awards other than the Type 2 Annual Awards, with stock options remaining exercisable for one year after the termination date. Ms. Bibliowicz will also be entitled to receive the same company-provided life insurance coverage, accidental death & dismemberment coverage, short-term disability coverage, and long-term disability coverage as all other NFP employees employed at the Company’s New York headquarters. In addition, Ms. Bibliowicz will be entitled to receive coverage under the Company’s Senior Executive Life Insurance Program and the Executive Long-Term Disability Plan.

Non-Renewal of Employment Agreement by NFP

In the event Ms. Bibliowicz’s employment agreement terminates because the Company gives notice of non-renewal of the agreement’s term, Ms. Bibliowicz will be entitled to receive (i) her base salary through the date of termination, (ii) her annual bonus for the year in which the termination occurs, prorated through the date of termination and (iii) immediate vesting of all equity awards other than the Type 2 Annual Awards, with stock options remaining exercisable for 90 days after the termination date.

Tax Gross-Up

Under the CEO Employment Agreement, the Company will increase Ms. Bibliowicz’s total payments under the agreement to cover any “golden parachute” excise taxes imposed under the Code as a result of any payment or benefit to be provided to her under her agreement or any other NFP plan or program, provided that if the value of the payments subject to excise taxes is not more than 110% of the value of payments that could be provided without triggering excise taxes, then the value of payments to Ms. Bibliowicz will be reduced to the amount that can be provided without triggering excise taxes.

2008 Potential Payments to CEO upon Termination or Change in Control Table

Benefit	Before Change in Control Termination w/o Cause or for Good Reason ($)	Change in Control ($)	After Change in Control Termination w/o Cause or for Good Reason ($)		Voluntary Termination by CEO or Termination for Cause ($)	Death ($)		Disability ($)		Non-Renewal of Employment Agreement by NFP ($)
(a)	(b)	(c)	(d)		(e)	(f)		(g)		(h)
Compensation
Salary	1,400,000	—	2,100,000		—	—		—		—
Bonus(1)	2,625,000	—	3,500,000		—	325,000		325,000		—
Stock Awards(2)	182,512	182,512	638,512		—	182,512		182,512		182,512

Benefits(3)
Medical Insurance	42,294	—	63,441		—	—		—		—
Dental Insurance	2,665	—	3,998		—	—		—		—
Group Term Life Insurance	702	—	1,053		—	325,000	(4)	—		—
Accidental Death & Dismemberment	156	—	234		—	325,000	(5)	—		—
Senior Executive Life Insurance Program	10,115	—	15,173		—	3,000,000	(6)	—		—
Executive Long-Term Disability Plan	22,774		34,160					4,400,000	(7)
Group Short Term Disability	2,611	—	3,917		—	—		65,000	(8)	—
Group Long Term Disability	552	—	828		—	—		1,840,000	(9)	—
401(k) Plan(10)	31,834	—	47,751		—	—		—		—
Deferred Compensation Plan(11)	175,848	—	263,772		—	—		—		—

Additional Items
Excise Tax Gross-up	—	0	0		—	—		—		—

Total	4,497,063	182,512	6,672,839	(12)	—	4,157,512		6,812,512		182,512

(1)	Includes annual incentive bonus earned for the 2008 fiscal year that would be paid following termination. Columns (b) and (d) also include payment of the annual incentive bonus during the applicable Continuation Period. Columns (b) and (d) were calculated at Ms. Bibliowicz’s target annual bonus rate of $875,000. Columns (f) and (g) reflect Ms. Bibliowicz’s actual bonus for the 2008 fiscal year.
(2)	The value of the acceleration of Ms. Bibliowicz’s unvested stock awards for columns (b), (c), (f), (g) and (h) is based upon the total number of unvested RSUs (excluding the Type 2 Annual Awards) outstanding at December 31, 2008 (60,037 RSUs) multiplied by the closing price of the Common Stock on December 31, 2008 ($3.04). The value of the acceleration of Ms. Bibliowicz’s unvested stock awards for column (d) is based upon the total number of unvested RSUs outstanding at December 31, 2008 (210,037 RSUs) multiplied by the closing price of the Common Stock on December 31, 2008 ($3.04).
(3)	Except as disclosed in Footnotes 10 and 11 below and except for the amounts in columns (f) and (g), the value of each benefit listed is determined by the product of (i) the Company’s monthly premium cost for each benefit in 2008 and (ii) the applicable Continuation Period.
(4)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Group Term Life Insurance policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000.
(5)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Accidental Death & Dismemberment policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000. The amount listed in column (f) assumes that Ms. Bibliowicz suffered an accidental death.
(6)	The death benefit for Ms. Bibliowicz under the Senior Executive Life Insurance Program is $3,000,000.
(7)	Under the Executive Long-Term Disability Plan, after the first 180 days of disability, coverage would be $40,000 per month for the first 60 months after the expiration of such 180-day period unless Ms. Bibliowicz is no longer deemed disabled. Thereafter, if Ms. Bibliowicz is considered to be permanently disabled, a lump sum payment of $2,000,000 will be made to Ms. Bibliowicz. The amount listed in column (g) assumes that Ms. Bibliowicz suffers a permanent disability beyond 66 months.
(8)

All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Short Term Disability policy. Under this policy, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of

$2,500 per week) for up to 26 weeks. The amount listed in column (g) assumes Ms. Bibliowicz was disabled for the entire 26-week period.
(9)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Long Term Disability policy. Under this policy, after the first 90 days of disability, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $10,000 per month) until the employee is no longer deemed disabled or attains age 65, whichever is earlier. The amount listed in column (g) assumes that Ms. Bibliowicz suffers a disability until age 65.
(10)	Since Ms. Bibliowicz’s continued participation in the Company’s 401(k) Plan after her termination would not be permitted under the terms of the 401(k) Plan, the Company would be required to make a cash payment to Ms. Bibliowicz equal to the value of the Company’s matching contribution under the 401(k) Plan. The amounts listed in columns (b) and (d) assume that Ms. Bibliowicz contributed the maximum amount under applicable law to the Company’s 401(k) Plan and reflects the sum of (i) $13,800 and $20,700, respectively, which represents the Company’s matching contribution under the 401(k) Plan for the applicable Continuation Period and (ii) $18,034 and $27,051, respectively, which represents the tax gross-up payment that would be paid by the Company to Ms. Bibliowicz in connection with the matching contribution payment.
(11)	Since Ms. Bibliowicz’s continued participation in the Company’s Deferred Compensation Plan after her termination would not be permitted under the terms of the Deferred Compensation Plan, the Company would be required to make a cash payment to Ms. Bibliowicz equal to the value of the Company’s matching contribution under the Deferred Compensation Plan. The amounts listed in columns (b) and (d) are based on Ms. Bibliowicz’s contributions to the Deferred Compensation Plan during 2008 and reflects the sum of (i) $76,230 and $114,345, respectively, which represents the Company’s matching contribution under the Deferred Compensation Plan for the applicable Continuation Period and (ii) $99,618 and $149,427, respectively, which represents the tax gross-up payment that would be paid by the Company to Ms. Bibliowicz in connection with the matching contribution payment.
(12)	Pursuant to the CEO Employment Agreement, since the value of this payment to Ms. Bibliowicz that is subject to excise taxes is not more than 110% of the value of payments that could be provided without triggering excise taxes, this payment would be reduced to $6,252,310, the amount that could be provided without triggering excise taxes.

Mark C. Biderman

On December 31, 2008, Mr. Biderman separated from the Company and, on February 13, 2009, the Company and Mr. Biderman entered into the Biderman Agreement in connection with such separation. See “Compensation Tables and Other Information—Summary Compensation—Employment Agreements or Other Arrangements with Named Executive Officers” above for a description of the Biderman Agreement and other payments paid and benefits to be provided to Mr. Biderman upon his separation from the Company. The table below reflects such amounts paid and benefits to be provided to Mr. Biderman.

Payments to Mark C. Biderman following Separation Table

Benefit	Amount ($)
(a)	(b)
Severance Payment	925,000
COBRA Subsidy(1)	11,460
Legal Fees	15,000
Senior Executive Life Insurance Program(2)	6,937
Total	958,397

(1)	The amount in column (b) represents the employer contribution to Mr. Biderman’s COBRA payments from January 1, 2009 through December 31, 2009.
(2)	The amount in column (b) represents Mr. Biderman’s premiums for coverage under the Senior Executive Life Insurance Program from January 1, 2009 through April 30, 2009.

Other Named Executive Officers

The CIC Plan provides for certain payments and benefits to be made to CIC Plan participants in the event of termination of their employment under certain circumstances following a change in control with respect to the Company. The Company provides each CIC Plan participant with a participation schedule that sets out his or her potential benefits under the CIC Plan and the applicability of certain CIC Plan provisions. Ms. Blank and Messrs. Hammond, Goldman and Gelder are each current participants of the CIC Plan. The tables following the discussion below reflect the amount of compensation to be paid, and/or benefits to be provided, to each CIC Plan participant (a “Participant”) in the event of termination of his/her employment following a change in control with respect to the Company as of December 31, 2008. Though Mr. Biderman was also a participant of the CIC Plan at December 31, 2008, as he has resigned his position with the Company, he is no longer a participant of the CIC Plan and is not entitled to any payments or benefits under the CIC Plan.

Change in Control

Under the Company’s standard RSU award agreement applicable to all employees (excluding Ms. Bibliowicz) and directors, upon a change in control (as defined below) with respect to the Company, the Participants will be entitled to immediate vesting of all RSU awards so long as such RSU awards are not expressly assumed by a successor to the Company’s business in connection with the change in control.

Termination by Executive for Good Reason or Termination without Cause by NFP

Under the CIC Plan, in the event that a Participant’s employment is terminated by NFP without cause (as defined below) or by such Participant for good reason (as defined below) within 18 months after or, under certain additional circumstances, within six months prior to, a change in control (as defined below) with respect to the Company (the “Protected Period”), such Participant will be entitled to receive the following amounts in a lump sum within 30 days following the applicable termination date: (i) the Participant’s base salary through the date of termination (including amounts attributed to earned but unused vacation), (ii) bonus awards earned by the Participant but not yet paid or credited as a deferral at the date of termination, (iii) the Participant’s pro-rata annual target bonus through the date of termination and (iv) the product of 2 multiplied by the sum of (x) the Participant’s base salary and (y) the Participant’s annual target bonus. In addition, the Participant will be entitled to immediate vesting of all equity awards, with stock options remaining exercisable in accordance with their existing terms. The Participant will also be entitled to (i) continued participation in NFP’s welfare and fringe benefit plans (or substantially similar benefits if such participation is not permitted under the terms of the relevant plans) until the earlier of 24 months after the applicable termination date and the date the Participant receives equivalent coverage and benefits under the benefit plans of a subsequent employer and (ii) continued contributions to the Company’s defined contribution plans for 24 months after the applicable termination date (or a cash payment (and associated tax gross-up payment) equal to such contributions if contributions are not permitted under the terms of the relevant plans). As a condition to receiving the compensation and benefits described in this paragraph, the Participant and NFP must execute and deliver to each other mutual releases.

Generally, under the CIC Plan, “cause” means:

(i)	the failure of the Participant to substantially fulfill his or her obligations with respect to his or her employment or service;

(ii)	the Participant is charged with or convicted of a felony or engages in conduct that constitutes gross negligence or gross misconduct in carrying out his or her duties with respect to his or her employment or service;

(iii)	violation by the Participant of any non-competition, non-solicitation or confidentiality provision contained in any agreement between the Participant and NFP;

(iv)	any material act by the Participant involving dishonesty or disloyalty or any act by the Participant involving moral turpitude which adversely affects the business of NFP; or

(v)	the breach by the Participant of any material provision of NFP’s code of ethics or policies with regard to trading in securities of NFP or any other policies or regulations of NFP governing the conduct of its employees or contractors.

Generally, under the CIC Plan, “good reason” means, without a Participant’s consent, the occurrence of any of the following events during the Protected Period which have not been cured within the applicable period:

(i)	a material diminution in the Participant’s position, duties or responsibilities from those held, exercised and/or assigned to the Participant immediately prior to a change in control;

(ii)	a substantial reduction, in the aggregate, of current base salary, bonus opportunity, incentive compensation and benefits provided to the Participant other than an across-the-board reduction which applies to other similarly situated Participants; or

(iii)	any requirement that the Participant’s services be rendered primarily at a location or locations more than 50 miles from the Participant’s principal place of employment as of the date of a change in control.

Generally, under the CIC Plan, a “change in control” would include any of the following events:

(i)	any person (other than NFP or any employee benefit plan sponsored by NFP) becomes the beneficial owner of 30% or more of NFP’s outstanding Common Stock;

(ii)	the dissolution or sale of all or substantially all of the assets of NFP;

(iii)	a merger or consolidation of NFP with any other entity that results in (x) NFP’s directors immediately before the combination comprising less than a majority of the board of the combined entity or (y) the outstanding voting securities of NFP immediately prior to the combination representing less than 50% of the combined voting power after such combination;

(iv)	a majority of NFP’s directors is replaced under certain circumstances; or

(v)	any other event that the Board of Directors determines, in its discretion, to be a change in control.

Termination for Cause by NFP or Voluntary Termination by Executive

Under the CIC Plan, in the event the Company terminates a Participant’s employment for cause or a Participant terminates his/her employment voluntarily without good reason during the Protected Period, such Participant will be entitled to receive the following amounts in a lump sum within 30 days of the applicable termination date: (i) his/her base salary through the date of termination (including amounts attributed to earned but unused vacation) and (ii) bonus awards earned by the Participant but not yet paid or credited as a deferral at the date of termination.

Death or Disability

Under the CIC Plan, in the event a Participant’s employment is terminated due to his/her death or disability during the Protected Period, such Participant will be entitled to receive the following amounts in a lump sum within 30 days following the applicable termination date: (i) his/her base salary through the date of termination (including amounts attributed to earned but unused vacation) and (ii) bonus awards earned by the Participant but not yet paid or credited as a deferral at the date of termination.

In addition to the payments described above, under the Company’s standard equity award agreements applicable to all employees (excluding Ms. Bibliowicz) and directors, upon death or disability, each Participant will be entitled to immediate vesting of all equity awards, with stock options remaining exercisable for one year after death or disability. Additionally, each Participant will also be entitled to receive the same company-provided life insurance coverage, accidental death & dismemberment coverage, short-term disability coverage and long-term disability coverage as all other NFP employees employed at the Company’s New York headquarters. Furthermore, each Participant will also be entitled to receive coverage under the Company’s Senior Executive Life Insurance Program and the Executive Long-Term Disability Plan if he/she was a participant in such program or plan on the date of his/her death or disability, as applicable.

Tax Gross-Up

Under the CIC Plan, the Company will increase a Participant’s total payments under the CIC Plan to cover any excise taxes imposed by “golden parachute” excise taxes imposed under the Code on payments or distributions made by the Company to a Participant, whether payable under the CIC Plan or otherwise, provided that if the value of the payments subject to excise taxes is not more than 110% of the value of payments that could be provided without triggering excise taxes, then the value of payments to such Participant will be reduced to the amount that can be provided without triggering excise taxes. The tax gross-up provision is not applicable in the event the Participant’s employment is terminated by the Company for cause or in the event the Participant terminates his/her employment for any reason other than good reason.

Restrictive Covenants

As a condition to participation in the CIC Plan, each Participant agreed to be bound by post-employment non-competition and non-solicitation covenants of 6 months and 1 year, respectively, that apply under certain circumstances. In addition, each Participant is also bound by certain confidentiality provisions that apply during employment and post-employment.

2008 Potential Payments to Donna J. Blank after Change in Control Table

Benefit	Change in Control ($)		Termination w/o Cause or for Good Reason ($)	Voluntary Termination by Executive or Termination for Cause ($)	Death ($)		Disability ($)
(a)	(b)		(c)	(d)	(e)		(f)
Compensation
Salary	—		700,000	—	—		—
Bonus(1)	—		2,100,000	700,000	700,000		700,000
Stock Awards(2)	78,356	(3)	78,356	—	78,356		78,356

Benefits(4)
Medical Insurance	—		42,294	—	—		—
Dental Insurance	—		2,866	—	—		—
Group Term Life Insurance	—		702	—	325,000	(5)	—
Accidental Death & Dismemberment	—		156	—	325,000	(6)	—
Senior Executive Life Insurance Program	—		9,580	—	3,000,000	(7)	—
Executive Long-Term Disability Plan			20,760				4,400,000	(8)
Group Short Term Disability	—		2,611	—	—		65,000	(9)
Group Long Term Disability	—		552	—	—		2,000,000	(10)

Additional Items
Excise Tax Gross-up	0		1,622,250	0	0		0

Total	78,356		4,580,127	700,000	4,428,356		7,243,356

(1)	Columns (c), (d), (e) and (f) include Ms. Blank’s actual bonus of $700,000 earned for the 2008 fiscal year but not yet paid at December 31, 2008. Column (c) also includes an additional payment of Ms. Blank’s annual bonus for the 2008 fiscal year multiplied by 2.
(2)	The value of the acceleration of Ms. Blank’s unvested stock awards is based upon the total number of unvested RSUs outstanding at December 31, 2008 (25,775 RSUs) multiplied by the closing price of the Common Stock on December 31, 2008 ($3.04).
(3)	The amount in column (b) assumes that RSU awards were not expressly assumed by a successor to the Company’s business in connection with the change in control.

(4)	Except for the amounts in columns (e) and (f), the value of each benefit listed is determined by the product of (i) the Company’s monthly premium cost for each benefit in 2008 and (ii) 24.
(5)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Group Term Life Insurance policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000.
(6)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Accidental Death & Dismemberment policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000. The amount listed in column (e) assumes that Ms. Blank suffered an accidental death.
(7)	The death benefit for Ms. Blank under the Senior Executive Life Insurance Program is $3,000,000.
(8)	Under the Executive Long-Term Disability Plan, after the first 180 days of disability, coverage would be $40,000 per month for the first 60 months after the expiration of such 180-day period unless Ms. Blank is no longer deemed disabled. Thereafter, if Ms. Blank is considered to be permanently disabled, a lump sum payment of $2,000,000 will be made to Ms. Blank. The amount listed in column (f) assumes that Ms. Blank suffers a permanent disability beyond 66 months.
(9)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Short Term Disability policy. Under this policy, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $2,500 per week) for up to 26 weeks. The amount listed in column (f) assumes Ms. Blank was disabled for the entire 26-week period.
(10)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Long Term Disability policy. Under this policy, after the first 180 days of disability, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $10,000 per month) until the employee is no longer deemed disabled or attains age 65, whichever is earlier. The amount listed in column (f) assumes that Ms. Blank suffers a disability until age 65.

2008 Potential Payments to Douglas W. Hammond after Change in Control Table

Benefit	Change in Control ($)	Termination w/o Cause or for Good Reason ($)	Voluntary Termination by Executive or Termination for Cause ($)	Death ($)		Disability ($)
(a)	(b)	(c)	(d)	(e)		(f)
Compensation
Salary	—	700,000	—	—		—
Bonus(1)	—	1,200,000	400,000	400,000		400,000
Stock Awards(2)	87,278(3)	87,278	—	87,278		87,278

Benefits(4)
Medical Insurance	—	42,294	—	—		—
Dental Insurance	—	2,866	—	—		—
Group Term Life Insurance	—	702	—	325,000	(5)	—
Accidental Death & Dismemberment	—	156	—	325,000	(6)	—
Senior Executive Life Insurance Program	—	6,135	—	3,000,000	(7)	—
Executive Long-Term Disability Plan		15,034				4,325,000	(8)
Group Short Term Disability	—	2,611	—	—		65,000	(9)
Group Long Term Disability	—	552	—	—		2,560,000	(10)
401(k) Plan(11)	—	27,408	—	—		—
Deferred Compensation Plan(12)	—	98,224	—	—		—

Additional Items
Excise Tax Gross-up	0	0	0	0		0

Total	87,278	2,183,260	400,000	4,137,278		7,437,278

(1)	Columns (c), (d), (e) and (f) include Mr. Hammond’s actual incentive bonus of $400,000 earned for the 2008 fiscal year but not yet paid at December 31, 2008. Column (c) also includes an additional payment of Mr. Hammond’s annual incentive bonus for the 2008 fiscal year multiplied by 2.
(2)	The value of the acceleration of Mr. Hammond’s unvested stock awards is based upon the total number of unvested RSUs outstanding at December 31, 2008 (28,710 RSUs) multiplied by the closing price of the Common Stock on December 31, 2008 ($3.04).

(3)	The amount in column (b) assumes that RSU awards were not expressly assumed by a successor to the Company’s business in connection with the change in control.
(4)	Except as disclosed in Footnotes 11 and 12 below and except for the amounts in columns (e) and (f), the value of each benefit listed is determined by the product of (i) the Company’s monthly premium cost for each benefit in 2008 and (ii) 24.
(5)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Group Term Life Insurance policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000.
(6)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Accidental Death & Dismemberment policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000. The amount listed in column (e) assumes that Mr. Hammond suffered an accidental death.
(7)	The death benefit for Mr. Hammond under the Senior Executive Life Insurance Program is $3,000,000.
(8)	Under the Executive Long-Term Disability Plan, after the first 180 days of disability, coverage is $38,750 per month for the first 60 months after the expiration of such 180-day period unless Mr. Hammond is no longer deemed disabled. Thereafter, if Mr. Hammond is considered to be permanently disabled, a lump sum payment of $2,000,000 will be made to Mr. Hammond. The amount listed in column (f) assumes that Mr. Hammond suffers a permanent disability beyond 66 months.
(9)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Short Term Disability policy. Under this policy, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $2,500 per week) for up to 26 weeks. The amount listed in column (f) assumes Mr. Hammond was disabled for the entire 26-week period.
(10)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Long Term Disability policy. Under this policy, after the first 180 days of disability, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $10,000 per month) until the employee is no longer deemed disabled or attains age 65, whichever is earlier. The amount listed in column (f) assumes that Mr. Hammond suffers a disability until age 65.
(11)	Since Mr. Hammond’s continued participation in the Company’s 401(k) Plan after his termination would not be permitted under the terms of the 401(k) Plan, the Company would be required to make a cash payment to Mr. Hammond equal to the value of the Company’s matching contribution under the 401(k) Plan. The amount listed in column (c) assumes that Mr. Hammond contributed the maximum amount under applicable law to the Company’s 401(k) Plan and reflects the sum of (i) $13,800, which represents the Company’s matching contribution under the 401(k) Plan for a 24-month period and (ii) $13,608, which represents the tax gross-up payment that would be paid by the Company to Mr. Hammond in connection with the matching contribution payment.
(12)	Since Mr. Hammond’s continued participation in the Company’s Deferred Compensation Plan after his termination would not be permitted under the terms of the Deferred Compensation Plan, the Company would be required to make a cash payment to Mr. Hammond equal to the value of the Company’s matching contribution under the Deferred Compensation Plan. The amount listed in column (c) is based on Mr. Hammond’s contributions to the Deferred Compensation Plan during 2008 and reflects the sum of (i) $49,456 which represents the Company’s matching contribution under the Deferred Compensation Plan for a 24-month period and (ii) $48,768 which represents the tax gross-up payment that would be paid by the Company to Mr. Hammond in connection with the matching contribution payment.

2008 Potential Payments to Michael N. Goldman after Change in Control Table

Benefit	Change in Control ($)		Termination w/o Cause or for Good Reason ($)	Voluntary Termination by Executive or Termination for Cause ($)	Death ($)		Disability ($)
(a)	(b)		(c)	(d)	(e)		(f)
Compensation
Salary	—		650,000	—	—		—
Bonus(1)	—		1,110,000	370,000	370,000		370,000
Stock Awards(2)	58,800	(3)	58,800	—	58,800		58,800

Benefits(4)
Medical Insurance	—		42,294	—	—		—
Dental Insurance	—		2,866	—	—		—
Group Term Life Insurance	—		702	—	325,000	(5)	—
Accidental Death & Dismemberment	—		156	—	325,000	(6)	—
Senior Executive Life Insurance Program	—		3,670	—	3,000,000	(7)	—
Executive Long-Term Disability Plan			13,080				4,325,000	(8)
Group Short Term Disability	—		2,611	—	—		65,000	(9)
Group Long Term Disability	—		552	—	—		3,410,000	(10)
401(k) Plan(11)	—		22,867	—	—		—
Deferred Compensation Plan(12)	—		81,296	—	—		—

Additional Items
Excise Tax Gross-up	0		0	0	0		0

Total	58,800		1,988,894	370,000	4,078,800		8,228,800

(1)	Columns (c), (d), (e) and (f) include Mr. Goldman’s actual incentive bonus of $370,000 earned for the 2008 fiscal year but not yet paid at December 31, 2008. Column (c) also includes an additional payment of Mr. Goldman’s annual incentive bonus for the 2008 fiscal year multiplied by 2.
(2)	The value of the acceleration of Mr. Goldman’s unvested stock awards is based upon the total number of unvested RSUs outstanding at December 31, 2008 (19,342 RSUs) multiplied by the closing price of the Common Stock on December 31, 2008 ($3.04).
(3)	The amount in column (b) assumes that RSU awards were not expressly assumed by a successor to the Company’s business in connection with the change in control.
(4)	Except as disclosed in Footnotes 11 and 12 below and except for the amounts in columns (e) and (f), the value of each benefit listed is determined by the product of (i) the Company’s monthly premium cost for each benefit in 2008 and (ii) 24.
(5)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Group Term Life Insurance policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000.
(6)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Accidental Death & Dismemberment policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000. The amount listed in column (e) assumes that Mr. Goldman suffered an accidental death.
(7)	The death benefit for Mr. Goldman under the Senior Executive Life Insurance Program is $3,000,000.
(8)	Under the Executive Long-Term Disability Plan, after the first 180 days of disability, coverage is $38,750 per month for the first 60 months after the expiration of such 180-day period unless Mr. Goldman is no longer deemed disabled. Thereafter, if Mr. Goldman is considered to be permanently disabled, a lump sum payment of $2,000,000 will be made to Mr. Goldman. The amount listed in column (f) assumes that Mr. Goldman suffers a permanent disability beyond 66 months.
(9)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Short Term Disability policy. Under this policy, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $2,500 per week) for up to 26 weeks. The amount listed in column (f) assumes Mr. Goldman was disabled for the entire 26-week period.
(10)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Long Term Disability policy. Under this policy, after the first 180 days of disability, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $10,000 per month) until the employee is no longer deemed disabled or attains age 65, whichever is earlier. The amount listed in column (f) assumes that Mr. Goldman suffers a disability until age 65.

(11)	Since Mr. Goldman’s continued participation in the Company’s 401(k) Plan after his termination would not be permitted under the terms of the 401(k) Plan, the Company would be required to make a cash payment to Mr. Goldman equal to the value of the Company’s matching contribution under the 401(k) Plan. The amount listed in column (c) assumes that Mr. Goldman contributed the maximum amount under applicable law to the Company’s 401(k) Plan and reflects the sum of (i) $13,800, which represents the Company’s matching contribution under the 401(k) Plan for a 24-month period and (ii) $9,067, which represents the tax gross-up payment that would be paid by the Company to Mr. Goldman in connection with the matching contribution payment.
(12)	Since Mr. Goldman’s continued participation in the Company’s Deferred Compensation Plan after his termination would not be permitted under the terms of the Deferred Compensation Plan, the Company would be required to make a cash payment to Mr. Goldman equal to the value of the Company’s matching contribution under the Deferred Compensation Plan. The amount listed in column (c) is based on Mr. Goldman’s contributions to the Deferred Compensation Plan during 2008 and reflects the sum of (i) $49,062 which represents the Company’s matching contribution under the Deferred Compensation Plan for a 24-month period and (ii) $32,234 which represents the tax gross-up payment that would be paid by the Company to Mr. Goldman in connection with the matching contribution payment.

2008 Potential Payments to James R. Gelder after Change in Control Table

Benefit	Change in Control ($)		Termination w/o Cause or for Good Reason ($)	Voluntary Termination by Executive or Termination for Cause ($)	Death ($)		Disability ($)
(a)	(b)		(c)	(d)	(e)		(f)
Compensation
Salary	—		850,000	—	—		—
Bonus(1)	—		780,000	260,000	260,000		260,000
Stock Awards(2)	43,259	(3)	43,259	—	43,259		43,259

Benefits(4)
Medical Insurance	—		27,309	—	—		—
Dental Insurance	—		1,452	—	—		—
Group Term Life Insurance	—		702	—	325,000	(5)	—
Accidental Death & Dismemberment	—		156	—	325,000	(6)	—
Senior Executive Life Insurance Program	—		27,210	—	3,000,000	(7)	—
Executive Long-Term Disability Plan			47,755				3,593,780	(8)
Group Short Term Disability	—		2,520	—	—		65,000	(9)
Group Long Term Disability	—		552	—	—		550,000	(10)
401(k) Plan(11)	—		22,867	—	—		—

Additional Items
Excise Tax Gross-up	0		0	0	0		0

Total	43,259		1,803,782	260,000	3,953,259		4,512,039

(1)	Columns (c), (d), (e) and (f) include Mr. Gelder’s actual incentive bonus of $260,000 earned for the 2008 fiscal year but not yet paid at December 31, 2008. Column (c) also includes an additional payment of Mr. Gelder’s annual incentive bonus for the 2008 fiscal year multiplied by 2.
(2)	The value of the acceleration of Mr. Gelder’s unvested stock awards is based upon the total number of unvested RSUs outstanding at December 31, 2008 (14,230 RSUs) multiplied by the closing price of the Common Stock on December 31, 2008 ($3.04).
(3)	The amount in column (b) assumes that RSU awards were not expressly assumed by a successor to the Company’s business in connection with the change in control.
(4)	Except as disclosed in Footnote 11 below and except for the amounts in columns (e) and (f), the value of each benefit listed is determined by the product of (i) the Company’s monthly premium cost for each benefit in 2008 and (ii) 24.
(5)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Group Term Life Insurance policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000.

(6)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Accidental Death & Dismemberment policy. Under this policy, the death benefit is equal to 100% of the applicable employee’s base salary up to a maximum of $325,000. The amount listed in column (e) assumes that Mr. Gelder suffered an accidental death.
(7)	The death benefit for Mr. Gelder under the Senior Executive Life Insurance Program is $3,000,000.
(8)	Under the Executive Long-Term Disability Plan, after the first 180 days of disability, coverage is $26,563 per month for the first 60 months after the expiration of such 180-day period unless Mr. Gelder is no longer deemed disabled. Thereafter, if Mr. Gelder is considered to be permanently disabled, a lump sum payment of $2,000,000 will be made to Mr. Gelder. The amount listed in column (f) assumes that Mr. Gelder suffers a permanent disability beyond 66 months.
(9)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Short Term Disability policy. Under this policy, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $2,500 per week) for up to 26 weeks. The amount listed in column (f) assumes Mr. Gelder was disabled for the entire 26-week period.
(10)	All full-time employees at the Company’s New York headquarters are eligible for coverage under the Company’s Long Term Disability policy. Under this policy, after the first 180 days of disability, coverage is 60% of the applicable employee’s gross monthly income (up to a maximum of $10,000 per month) until the employee is no longer deemed disabled or attains age 65, whichever is earlier. The amount listed in column (f) assumes that Mr. Gelder suffers a disability until age 65.
(11)	Since Mr. Gelder’s continued participation in the Company’s 401(k) Plan after his termination would not be permitted under the terms of the 401(k) Plan, the Company would be required to make a cash payment to Mr. Gelder equal to the value of the Company’s matching contribution under the 401(k) Plan. The amount listed in column (c) assumes that Mr. Gelder contributed the maximum amount under applicable law to the Company’s 401(k) Plan and reflects the sum of (i) $13,800, which represents the Company’s matching contribution under the 401(k) Plan for a 24-month period and (ii) $9,067, which represents the tax gross-up payment that would be paid by the Company to Mr. Gelder in connection with the matching contribution payment.

Equity Compensation Plan Information

The following table sets forth a description of the Company’s equity compensation plans as of December 31, 2008.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options and Other Rights(1)	Weighted-Average Exercise Price of Outstanding Options and Other Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans, Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders(3)	3,836,140	$13.48	2,175,475

Total:	3,836,140	$13.48	2,175,475

(1)	The amounts listed in column (a) include securities to be issued upon the vesting of RSUs.
(2)	The amounts listed in column (b) do not take into account outstanding RSUs.
(3)	Includes awards granted and shares available under the Company’s Stock Incentive Plans and 25,775 “employment inducement” awards. The material terms of the Company’s Stock Incentive Plans are set forth in Note 12 “Stock Incentive Plans” to the Company’s consolidated financial statements contained in the Company’s 2008 Form 10-K. With respect to the employment inducement awards, on September 1, 2008, Ms. Blank was awarded 25,775 RSUs pursuant to the NYSE’s employment inducement exemption from the shareholder approval requirement generally applicable to equity compensation awards. These RSUs vest in three equal annual installments commencing September 1, 2009, subject to Ms. Blank’s continued service through each applicable vesting date and subject to accelerated vesting in the event of Ms. Blank’s death or disability and in certain circumstances relating to a change in control with respect to the Company.

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee is or has been an officer or an employee of the Company. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted a written policy which provides that the Nominating and Corporate Governance Committee will evaluate and consider for approval and/or ratification transactions, arrangements and relationships that may occur or exist between the Company, on the one hand, and directors, executive officers, holders of more than 5% of the Company’s outstanding Common Stock and certain persons or entities associated with such persons, on the other hand. Under the policy, any transaction, arrangement or relationship, or any material amendment to such transaction, in which the Company, including any of its subsidiaries, was, is or will be a participant and the amount involved exceeds $60,000, and in which any related person had, has or will have a direct or indirect interest, will be deemed to be a “Related Person Transaction.” The policy contains a limited number of exclusions, including, without limitation, (i) executive compensation and benefit arrangements approved by the Board of Directors or the Compensation Committee, (ii) director compensation arrangements approved by the Board of Directors or the Compensation Committee and (iii) any transaction available to all salaried employees of the Company generally.

The Company’s policy provides that, prior to entering into any Related Person Transaction, (i) the related person, (ii) the director, executive officer, nominee or beneficial owner who is an immediate family member of the related person or (iii) the business unit or department head responsible for the potential Related Person Transaction will provide notice to the Company’s Legal Department of the facts and circumstances of the proposed Related Person Transaction. The Company’s General Counsel will then assess whether the proposed transaction is a Related Person Transaction and whether the related person has a material interest in such transaction for purposes of this policy. If the General Counsel determines that the proposed transaction is a Related Person Transaction involving an amount in excess of $120,000 and the related person has a material interest in such transaction, the proposed Related Person Transaction will be submitted to the Nominating and Corporate Governance Committee or the Board of Directors for consideration at the next meeting or, if it is not practicable or desirable to wait until the next meeting, to the Chairman of the Nominating and Corporate Governance Committee. If the General Counsel determines that the proposed transaction is a Related Person Transaction involving an amount in excess of $60,000 but less than $120,000 and the related person has a material interest in such transaction, the CEO and CFO, in consultation with the General Counsel, will determine whether to approve such transaction.

The Company’s policy further provides that if the CEO, CFO or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under the policy, if the transaction is pending or ongoing, it shall be considered as described above, and ratified, amended or terminated, as appropriate. If the transaction is completed, the applicable reviewing person or persons will evaluate the transaction to determine if rescission or other action is appropriate.

Bank of America, N.A. (“Bank of America”), together with certain of its affiliates, is currently, and for part of 2008 was, a beneficial owner of more than 5% of NFP’s outstanding Common Stock. Bank of America is the Administrative Agent and one of the participating lenders under NFP’s Credit Agreement, dated as of August 22, 2006, among NFP, Bank of America and the lenders party thereto, as amended from time to time, and received customary fees in connection with such role.

PROPOSAL I. ELECTION OF DIRECTORS

The current term of office of the Company’s directors expires at the Annual Meeting. The Nominating and Corporate Governance Committee and the Board of Directors have nominated and are recommending the election of each of the nominees set forth below as a director of the Company to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, in accordance with the Amended and Restated By-Laws of the Company. Each nominee is currently a director of the Company. Should any nominee become unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a substitute nominee designated by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee, unless the Board of Directors reduces the number of directors.

Name	Age as of January 1, 2009	Year First Elected to Serve as Director
Jessica M. Bibliowicz	49	1999
Stephanie W. Abramson	64	2003
Arthur S. Ainsberg	61	2003
R. Bruce Callahan(1)	69	2007
John A. Elliott	63	2005
Shari Loessberg	48	2003
Kenneth C. Mlekush	70	2005

(1)	Mr. Callahan also previously served as a director of the Company from June 1999 to August 2003.

See “Information about the Company’s Directors and Executive Officers” above for more detailed biographical information relating to the nominees for election to the Board of Directors.

The Board of Directors recommends a vote FOR each of the persons nominated by the Board of Directors, and your proxy will be so voted unless you specify otherwise. Under the Amended and Restated By-Laws of NFP, the affirmative vote of a majority of the votes cast with respect to this Proposal I is required for the election of directors. A vote that is withheld with respect to the election of one or more nominees will be treated as “present” for quorum purposes but will have the same effect as a vote against election of such nominee or nominees.

PROPOSAL II. APPROVAL OF 2009 STOCK INCENTIVE PLAN

The 2009 Stock Incentive Plan was adopted by the Board of Directors on March 27, 2009 and will be effective June 3, 2009, subject to your approval of this Proposal II. If you approve the 2009 Stock Incentive Plan, the Company’s Amended and Restated 1998 Stock Incentive Plan, Amended and Restated 2000 Stock Incentive Plan, Amended and Restated 2000 Stock Incentive Plan for Principals and Managers, Amended and Restated 2002 Stock Incentive Plan or Amended and Restated 2002 Stock Incentive Plan for Principals and Managers (collectively, the “pre-IPO Stock Incentive Plans”) will terminate and no new awards may be granted pursuant to these plans. However, outstanding awards granted under the pre-IPO Stock Incentive Plans will remain in effect in accordance with their terms.

The Board of Directors believes the adoption of the 2009 Stock Incentive Plan is necessary to meet NFP’s objectives of attracting, retaining and motivating officers, employees, principals, independent contractors and non-employee directors of the Company and its related entities. Adoption of the 2009 Stock Incentive Plan will also enable NFP to continue to award incentives that are linked to the financial results of the Company and its related entities. In addition, stockholder approval of the 2009 Stock Incentive Plan will constitute approval for purposes of Section 162(m) of the Code (“Section 162(m)”), including approval of the performance goals in the plan, the attainment of which may be made a condition to the vesting of awards made under the plan.

Plan Description

The following is a summary of the material features of the 2009 Stock Incentive Plan. The summary is qualified in its entirety by the full text of the 2009 Stock Incentive Plan, a copy of which is included as Appendix B to this Proxy Statement.

Purposes

The principal purpose of the adoption of the 2009 Stock Incentive Plan is to enable the Company to continue to attract, retain and motivate talented individuals by permitting the Company to grant equity incentive compensation awards that are linked to the financial results of the Company and its related entities. Adoption of the 2009 Stock Incentive Plan will also enhance the Company’s ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise apply under Section 162(m).

Shares Available for Awards

The Company has reserved for issuance under the 2009 Stock Incentive Plan a number of shares equal to the sum of (i) 3,850,000 shares of common stock, plus (ii) the number of shares subject to any awards granted under the terms of the Company’s pre-IPO Stock Incentive Plans, which, in each case, after April 15, 2009, are forfeited, cancelled, exchanged, surrendered or otherwise terminate or expire without a distribution of shares to a participant under any of the pre-IPO Stock Incentive Plans. The number of shares that will be available for issuance by virtue of clause (ii) above will be calculated by multiplying the number of shares subject to any forfeited awards under the pre-IPO Stock Incentive Plan by a percentage equal to 100% (in the case of any shares that were subject to a stock option award) or 181% rounded down to the nearest whole share (in the case of any shares that were subject to a restricted stock or restricted stock unit award).

The aggregate number of shares available for issuance under the 2009 Stock Incentive Plan will be reduced by 1.81 shares for each share issued in payment or settlement of an award of restricted stock, restricted stock units, performance units or other stock-based award that is not a stock option or stock appreciation right. If any shares subject to an award granted under the 2009 Stock Incentive Plan are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, the shares with respect to that award will again be available for awards under the 2009 Stock Incentive Plan. In the case of any award of restricted stock, restricted stock units, performance units or other stock-based award that is not a stock option or stock appreciation right, 1.81 shares for each share underlying the award will again be available for issuance under the plan. Notwithstanding the foregoing, the following shares may not again be made available for issuance as awards under the 2009 Stock Incentive Plan:

•	shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2009 Stock Incentive Plan;

•	any shares withheld by the Company or tendered by a participant to satisfy the tax withholding obligations related to any award under the 2009 Stock Incentive Plan;

•	shares not issued or delivered as a result of the net settlement of an outstanding appreciation award; and

•	shares purchased on the open market with cash proceeds from the exercise of stock options.

Upon the exercise of any award granted in tandem with any other awards, the related awards will be cancelled to the extent of the number of shares as to which the award is exercised and, unless the award is settled in cash, the number of shares settled in respect of the award will no longer be available for issuance as awards under the 2009 Stock Incentive Plan.

Subject to applicable law, awards under the 2009 Stock Incentive Plan may be granted in assumption of, or in substitution or exchange for, awards previously granted by an entity acquired or combined in an Acquisition (as defined in the 2009 Stock Incentive Plan). These awards are referred to as “substitute awards.” Substitute awards will not reduce the shares available for issuance as awards under the 2009 Stock Incentive Plan or the applicable individual participant limitations (described below), nor may shares subject to a substitute award again be available for awards under the 2009 Stock Incentive Plan to the extent of any forfeiture, cancellation, exchange, surrender, termination or expiration of the substitute award. In addition, subject to applicable law, in the event that an entity acquired or combined in an Acquisition has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of the Acquisition, the shares available for grant pursuant to the terms of that pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other appropriate formula used in the Acquisition to determine the consideration payable to the holders of common stock of the entities party to the Acquisition) may be used for awards under the 2009 Stock Incentive Plan and will not reduce the shares available for awards under the 2009 Stock Incentive Plan; provided that these awards will not be made after the date grants could have been made under the terms of the pre-existing plan, absent the Acquisition, and will only be made to individuals who were not employees of the Company or any related entity prior to the Acquisition.

Individual Award Limits

During any consecutive 36-month period occurring during the term of the 2009 Stock Incentive Plan, no employee or the Company or any related entity may be granted awards covering more than (i) 3,000,000 shares subject to any award of stock options or stock appreciation rights, and (ii) 3,000,000 shares subject to any share-denominated performance-based award, in each case, subject to appropriate adjustments in accordance with the terms of the plan. The maximum amount of cash payable to any employee of the Company or any related entity under any cash-denominated performance-based award may not exceed $5,000,000, multiplied by the number of years in the applicable performance period. For this purpose, awards granted in payment or settlement of an award granted under the 2009 Management Incentive Plan (described under Proposal III of this Proxy Statement) and intended to qualify as a performance-based award under Section 162(m) will not count toward these individual limitations.

Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of the Company, in the event of any change in the Company’s capitalization or in the event of a corporate transaction to which Section 424 of the Code or Treasury

Regulation Section 1.424-1(a) applies, or in the event of any similar transaction, the 2009 Stock Incentive Plan provides for appropriate adjustments in the number of shares covered by each outstanding award, the number of shares authorized for issuance but as to which no awards have yet been granted or which have returned to the plan, the exercise or purchase price of outstanding awards, individual participant limitations, and any other terms that the Compensation Committee determines require adjustment.

In connection with any event described above, the Compensation Committee may provide for the continuation, assumption or substitution of any outstanding award (or portion thereof) without a participant’s consent, or the cancellation of any outstanding award (or portion thereof) and payment in cash or other property in exchange therefor without a participant’s consent, including the cancellation of any award without payment to the participant if the value of the common stock underlying the award at the time of such event is less than the fair market value of such award on the grant date.

Fractional shares of common stock resulting from any adjustment in awards will be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements will be made with respect to fractional shares eliminated by rounding.

Administration of the Plan

The 2009 Stock Incentive Plan will be administered and interpreted by the Compensation Committee of the Board of Directors, which will consist of two or more non-employee directors, each of whom will be a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), an “outside director” (within the meaning of Section 162(m)), and an “independent director” for purposes of applicable stock exchange rules. The Compensation Committee may delegate all or any part of its authority, duties or responsibilities under the 2009 Stock Incentive Plan, including the authority to grant awards, to an appropriate officer of the Company or committee comprised of employees of the Company; provided, that the Compensation Committee may not delegate to any officer or committee the authority to grant awards to participants subject to Section 16 of the Exchange Act.

Subject to applicable laws and the provisions of the 2009 Stock Incentive Plan, the Compensation Committee (or its delegate) will have broad authority, in its discretion, to determine the persons to whom awards will be granted, the type of awards to be granted, the number of shares to be made subject to awards and the exercise or base price (if applicable) of such awards. The Compensation Committee will also adopt, alter and repeal any administrative rules, guidelines and practices governing the 2009 Stock Incentive Plan, interpret the terms and provisions of the 2009 Stock Incentive Plan and any award issued thereunder, and otherwise supervise the administration of the plan.

Eligibility

Officers, employees, principals, independent contractors and non-employee directors of the Company or any related entity who are responsible for or contribute to the management, growth and profitability of the Company or any related entity will be eligible to participate and receive grants of awards under the 2009 Stock Incentive Plan. There are approximately 43 officers, 3,000 employees, 400 principals, 600 independent contractors and 5 non-employee directors who are eligible to participate in the plan. Actual participation and receipt of an award under the 2009 Stock Incentive Plan will be determined by the Compensation Committee (or its delegate) in its sole discretion.

For purposes of determining those individuals eligible to receive grants of nonqualified stock options or stock appreciation rights, participants will only include the individuals above who provide services to the Company and/or any subsidiary. As used in this paragraph, “subsidiary” means any corporation, partnership, limited liability company or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain either (i) owns stock possessing 20% or more of the total combined voting power of, or (ii) owns stock possessing 20% or more of the total combined value of all classes of stock of, in each case, one of the other entities in such chain. For purposes of determining those individuals eligible to receive grants of incentive stock options, participants will include only employees of the Company or any 50%-or-more owned subsidiary.

Types of Awards

The following awards may be granted under the 2009 Stock Incentive Plan:

•	incentive stock options and nonqualified stock options;

•	stock appreciation rights;

•	restricted stock;

•	restricted stock units;

•	performance units; and

•	other stock-based awards.

Any award granted under the 2009 Stock Incentive Plan will be evidenced by a notice of award which sets forth the terms and conditions of the particular award, which terms and conditions will be determined by the Compensation Committee in accordance with the provisions of the 2009 Stock Incentive Plan. If so determined by the Compensation Committee, the terms and conditions of any award granted under the 2009 Stock Incentive Plan may include a provision for the forfeiture of an award or recoupment of the value realized with respect to such award under such circumstances as may be prescribed by the Compensation Committee.

Stock Options. Incentive stock options and nonqualified stock options granted under the 2009 Stock Incentive Plan may be granted alone or in tandem with stock appreciation rights. In no event will dividend equivalents accrue or be paid on outstanding stock options. The grant of a stock option will occur on the date the Compensation Committee by resolution selects an individual to receive a grant, determines the number of shares subject to the stock option to be granted, and specifies the terms and provisions of the award, or on such other prospective date as the Compensation Committee may determine. The exercise price of a stock option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value (generally defined as closing price per share) of a share of Company common stock on the date of grant, except in the case of substitute awards as the Board of Directors or the Compensation Committee deems appropriate in the circumstances. The term of each stock option will be fixed by the Compensation Committee, but in no event will the term exceed seven years. Stock options are exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee; however, the Compensation Committee may, at any time in its sole discretion, accelerate the exercisability of any stock option. Any vested stock options not exercised within the permissible period of time will be forfeited by the participant.

Vested stock options may be exercised, in whole or in part, at any time during the option term by properly following the stock option exercise procedures established and promulgated by the Company or its third-party equity plan administrator. Exercise procedures will require, among other things, payment in full of the purchase price of the common stock as follows:

•

in cash or by check, bank draft or money order payable to the order of the Company, or if permitted by its third-party equity plan administrator, to such other entity as specified by such administrator;

•

through a procedure authorized by the Compensation Committee whereby the participant delivers irrevocable instructions to a broker reasonably acceptable to the Compensation Committee or specifically designated by the Compensation Committee, to withhold from the proceeds of sale and delivery promptly to the Company an amount equal to the purchase price (which may also include sufficient funds to cover applicable withholding taxes), but only if such procedure is permitted by applicable law and if the common stock of the Company is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority; and

•	on such other terms and conditions as may be acceptable to the Compensation Committee.

No shares will be issued until full payment has been made. Except as otherwise provided, a participant will have all of the rights of a stockholder of the Company when the participant has paid in full for such shares.

Subject to the provisions of the 2009 Stock Incentive Plan and except as otherwise determined by the Compensation Committee, (i) no stock option will be transferable by a participant other than by will or by the laws of descent and distribution or (ii) with respect to nonqualified stock options only, as otherwise expressly permitted under the applicable notice of award. Notwithstanding the preceding sentence, a participant will not be permitted to transfer a stock option for consideration.

Stock Appreciation Rights. Stock appreciation rights may be granted alone or in tandem with all or part of a stock option granted under the 2009 Stock Incentive Plan. If a stock appreciation right is granted in tandem with a nonqualified stock option, the stock appreciation right may be granted either at or after the time of grant of the related stock option. If a stock appreciation right is granted in tandem with an incentive stock option, the stock appreciation right must be granted when the related incentive stock option is granted. In no event will dividend equivalents accrue or be paid on outstanding stock appreciation rights. Freestanding stock appreciation rights will be exercisable at the time or times as determined by the Compensation Committee (but in no event after seven years from the date of grant) and pursuant to the exercise procedures established and promulgated by the Company or its third-party equity plan administrator. The per share base price of a freestanding stock appreciation right may not be less than 100% of the fair market value of the common stock on the date of grant, except in the case of substitute awards as the Board of Directors or the Compensation Committee deems appropriate in the circumstances. Vested stock appreciation rights may be settled in cash, shares of common stock or both, with the Compensation Committee having the right to determine the form of payment, determined by multiplying the “spread” (i.e., the excess of the fair market value of a share of common stock on the date of exercise over the base price of the stock appreciation right) by the number of shares of common stock as to which the stock appreciation right is exercised. Subject to the provisions of the 2009 Stock Incentive Plan and except as otherwise determined by the Compensation Committee, no freestanding stock appreciation right will be transferable by a participant other than (i) by will or by the laws of descent and distribution or (ii) as otherwise expressly permitted under the applicable notice of award. Notwithstanding the preceding sentence, a participant will not be permitted to transfer a stock appreciation right for consideration.

Tandem stock appreciation rights (i.e., a stock appreciation right granted in tandem with a stock option) may be exercised by surrendering the applicable portion of the related stock option in accordance with the procedures established by the Compensation Committee. Stock options which have been so surrendered will no longer be exercisable to the extent the related stock appreciation rights have been exercised. Generally, tandem stock appreciation rights will be exercisable only at such time or times and to the extent that the stock options to which they relate are exercisable. Tandem stock appreciation rights may be settled in cash, shares of common stock or both, as determined by the Compensation Committee. Upon exercise of a tandem stock appreciation right (other than an exercise for cash), the stock option or part thereof to which such tandem stock appreciation right is related will be deemed to have been exercised for the purpose of the share limitations on the total number of shares of common stock to be issued under the 2009 Stock Incentive Plan, but only to the extent of the number of shares covered by the tandem stock appreciation right at the time of exercise. Tandem stock appreciation rights are transferable only with the related stock option in accordance with the applicable provisions of the plan.

Restricted Stock. The Compensation Committee may grant awards of restricted stock, which awards will be subject to the terms and conditions as determined by the Compensation Committee (including the conditions for vesting, the time or times within which such awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the awards) provided that they are consistent with the 2009 Stock Incentive Plan. The Compensation Committee also may determine that an award of restricted stock will be a performance-based award conditioned upon the attainment of performance goals and subject to the provisions governing performance-based awards (which are described in more detail below). Except as otherwise provided in the 2009 Stock Incentive Plan or in the applicable notice of award, the participant will have all of the rights of a stockholder of the Company holding the class or series of common stock that is the subject of the restricted stock award, including, if applicable, the right to vote the shares and, subject to certain exceptions, the right to receive any cash dividends or distributions (but, subject to certain provisions of the 2009 Stock Incentive Plan, not the right to receive non-cash dividends or distributions). As set forth in the applicable notice of award, cash dividends and distributions on the class or series of common stock that is the subject of the restricted stock award will be automatically deferred and credited to a participant in the form of cash or additional shares of restricted stock as determined by the Compensation Committee in its discretion. Any amounts so credited, whether in the form of cash or additional shares of restricted stock, will be held subject to the terms and conditions (including vesting, forfeiture and payment) as are applicable to the underlying restricted stock.

Restricted Stock Units. A restricted stock unit will represent the right to receive cash, shares, or a combination thereof (as determined by the Compensation Committee) at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria. Each restricted stock unit will at all times be equal in value to the fair market value of one share of common stock. The Compensation Committee will determine the conditions for vesting, the time or times within which such awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the awards. In addition, the Compensation Committee may determine that an award of restricted stock units will be a performance-based award conditioned upon the attainment of performance goals and subject to the provisions governing performance-based awards (which are described in more detail below). Unless otherwise determined by the Compensation Committee, a participant who has been granted an award of restricted stock units will have none of the rights of a stockholder of the Company with respect to any portion of such award unless and until shares of common stock have been issued to such participant in settlement of such award. If so determined by the Compensation Committee and set forth in the applicable notice of award, restricted stock units will be credited with dividend equivalents in the event that cash dividends are paid or other distributions are made in respect of shares of common stock. Dividend equivalents may be credited to a participant in the form of cash or additional restricted stock units as determined by the Compensation Committee in its discretion. Any amounts so credited, whether in the form of cash or additional restricted stock units, will be subject to the same terms and conditions (including vesting, forfeiture and payment) as are applicable to the restricted stock units on which they are credited.

Performance Units. Performance units may be awarded either alone or in addition to other awards granted under the 2009 Stock Incentive Plan. The Compensation Committee will determine the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of the award as set forth in the applicable notice of award. Settlement of performance units may be in cash or in shares, as determined by the Compensation Committee. The Compensation Committee may also condition the settlement of performance units upon the continued service of the participant and/or upon the attainment of performance goals or such other factors as the Compensation Committee may determine, including provisions necessary to comply with the requirements of Section 162(m). Any performance unit that is intended to comply with Section 162(m) will be a performance-based award. A participant may elect to further defer receipt of cash or shares in settlement of performance units for a specified period or until a specified event, provided that any deferral will be designed in a manner intended to comply with Section 409A of the Code.

Other Stock-Based Awards. The Compensation Committee may grant other stock-based awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares, including shares awarded purely as a bonus and not subject to any restrictions or conditions, shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or a related entity, dividend equivalent units, stock equivalent units and deferred stock units. Other stock-based awards may be granted either alone or in addition to or in tandem with other awards granted under the 2009 Stock Incentive Plan. To the extent permitted by law, the Compensation Committee may permit participants to defer all or a portion of their cash compensation in the form of other stock-based awards, provided that the deferral will be designed in a manner intended to comply with Section 409A of the Code. The Compensation Committee may condition the grant or vesting of other stock-based awards upon the attainment of performance goals or such other factors as the Compensation Committee may determine, including provisions necessary to comply with the requirements of Section 162(m). Any other stock-based award that is intended to comply with Section 162(m) will be a performance-based award and will be subject to the provisions governing such awards. If determined by the Compensation Committee, a participant will be credited with dividends or dividend equivalents in the event that cash dividends are paid or other distributions are made in respect of shares of common stock covered by any other stock-based award granted to such participant; provided, however, that other stock-based awards that are appreciation awards will not be eligible for dividends or dividend equivalents. Any dividends or dividends equivalents so accrued or credited, whether in the form of cash or additional other stock-based awards, will be subject to the same terms and conditions (including vesting, forfeiture and payment) as are applicable to the other stock-based awards on which they are credited.

Performance-Based Awards. The Compensation Committee may designate any award or any part of any award as a performance-based award and may condition the grant or vesting of performance-based awards upon the attainment of specified performance goals. In connection with the grant of a performance-based award, the Compensation Committee will establish the performance goals and the performance period applicable to the award and the formula for determining the amounts payable under the award based on the attainment of the applicable performance goals. For any award other than a stock option or a stock appreciation right that is intended to qualify for the performance-based exception under Section 162(m), each of the foregoing terms must be established on the earliest of (i) 90 days after the beginning of the applicable performance period, (ii) the date on which 25% of the performance period will have elapsed and (iii) the date on which the attainment of the performance goals becomes substantially certain. At the conclusion of the applicable performance period, the Compensation Committee will determine the extent to which the shares and/or cash covered by the award have been earned by the participant based on the applicable formula and the performance of the Company or any related entity measured in light of the applicable performance goals. For any award other than a stock option or a stock appreciation right that is a Section 162(m) performance-based award, the Compensation Committee will certify in writing the extent to which the Company and/or the participant has attained the applicable performance goals prior to the payment or settlement of any shares or cash under the award. Notwithstanding the foregoing, the Compensation Committee may exercise discretion to reduce the amount of shares and/or cash payable to a participant under a Section 162(m) performance-based award below the amount so determined, but may not exercise discretion to increase the amount of shares and/or cash payable to the participant.

The Compensation Committee may base performance goals on one or more of the criteria set forth below, determined in accordance with generally accepted accounting principles (“GAAP”), where applicable. However, with respect to any participant who is or is reasonably expected to be a “covered employee” within the meaning of Section 162(m), the performance goals will only be based on one or more of the following criteria: (i) pre-tax income or after-tax income (whether on a gross or net basis); (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) GAAP net income excluding amortization of intangible assets, depreciation and the after-tax impact of the impairment of goodwill and intangible assets; (iv) any of the criteria in (ii) and (iii) above measured on a per share basis; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues or revenue growth; (viii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (ix) economic value created; (x) operating margin or profit margin; (xi) gross profit or gross profit on investment; (xii) gross margin or gross margin on investment; (xiii) working capital; (xiv) specified objectives with regard to limiting the level of, or increase in, all or a portion of the Company’s or any related entity’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company or any related entity, which may be calculated net of cash balances and/or other offsets and adjustments; (xv) stock price, total stockholder return, fair market value of shares of common stock of the Company or the growth in the value of an investment in shares of common stock of the Company assuming the reinvestment of dividends; (xvi) earnings from continuing operations; (xvii) the number of acquisitions consummated; (xviii) the value of acquisitions consummated; (xix) the amount of the base earnings of acquisitions during a stated period; (xx) cost targets, reductions and savings, productivity and efficiencies; (xxi) a sale of the Company or any related entity or any of their respective assets; or (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share or market segment share, geographic business expansion, customer satisfaction, customer loyalty, employee satisfaction, human resources management, employee retention, new service or product innovation or introduction, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, any related entity, or a division, strategic or operational business unit or administrative department of the Company, or may be applied to the performance of the Company or any related entity relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. Without limiting the generality of the foregoing, to the extent not inconsistent with Section 162(m), the Compensation Committee will have the authority to make equitable adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to discontinued operations or the disposal of a segment of a business or related to a change in accounting principles, provided that the method of making such adjustments is objectively determinable by reference to the Company’s financial statements or other applicable objective measures.

Termination of Employment or Service

Except as otherwise determined by the Compensation Committee, the vesting, exercisability and/or forfeiture of awards in the event of a termination of a participant’s employment or service for any reason will be set forth in the applicable notice of award. Generally, a participant’s employment or service will not be considered terminated in the case of any approved leave of absence, transfers among the Company, any related entity, or any successors thereto, or any change in status as long as the individual remains in the service of the Company or any related entity in any capacity of officer, employee, principal, non-employee director or independent contractor.

Amendment and Termination

Unless sooner terminated, the 2009 Stock Incentive Plan will continue in effect for a term of seven years after the effective date. No award will be granted pursuant to the 2009 Stock Incentive Plan on or after the seventh anniversary of the effective date, but awards granted prior to the seventh anniversary may extend beyond that date, provided that any Section 162(m) performance-based award (other than a stock option or stock appreciation right) which is granted on or after the fifth anniversary of the most recent stockholder approval of the performance goals set forth in the 2009 Stock Incentive Plan will be subject to stockholder re-approval of the performance goals no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders most recently approved the performance goals. Awards outstanding as of the date the 2009 Stock Incentive Plan terminates will not be affected or impaired by the termination of the 2009 Stock Incentive Plan.

Subject to the succeeding paragraph, the Board of Directors may amend, alter or discontinue the 2009 Stock Incentive Plan or any award, but no amendment, alteration or discontinuation may be made which would materially impair the rights of any participant under any award previously granted, without the participant’s consent.

To the extent required by Section 162(m) or the rules of the NYSE, or any other applicable law, rule or regulation, no amendment of the 2009 Stock Incentive Plan will be effective unless approved by the requisite vote of the Company’s stockholders. Except in the case of certain adjustments upon capitalization permitted under the 2009 Stock Incentive Plan, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights nor may any outstanding stock options or stock appreciation rights which, at the time, have an exercise price greater than fair market value, be cancelled in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights, unless approved by the requisite vote of the Company’s stockholders.

Certain Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States federal income tax consequences of the 2009 Stock Incentive Plan under the provisions of the Code, as currently in effect. These rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local, or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances.

Incentive Stock Options (“ISOs”). A participant will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of Company stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.”

Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a 50%-or-more owned subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with rules applicable to nonqualified stock options, discussed below.

If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the participant, the participant generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the participant) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of the stock by the participant.

If, however, stock acquired pursuant to the timely exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date the stock is transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the participant generally will be taxable at the time of the disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on the disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain (depending upon the length of time the shares were held by the participant) to the extent of any excess of the amount realized on the disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the participant. In this case, the Company may claim an income tax deduction at the time of the disqualifying disposition for the amount taxable to the participant as ordinary income.

Nonqualified Stock Options and Stock Appreciation Rights. Under existing law and regulations, the grant of nonqualified stock options and stock appreciation rights will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a nonqualified stock option or stock appreciation right results in taxable income to the holder, and the Company generally is entitled to a corresponding deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the stock option’s exercise price. At the time of the exercise of a stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the participant upon exercise.

Restricted Stock. A participant who is granted a restricted stock award will not be taxed upon the acquisition of these shares so long as the interest in these shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any restricted stock awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The Company generally will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income. The basis of the restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

A recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the election is made, the basis of the shares so acquired will be equal to the fair market value at the time of grant, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

Restricted Stock Units. A participant who is granted a restricted stock unit will not be taxed upon the grant of the award. Upon receipt of payment of cash or common shares pursuant to a restricted stock unit, the participant will realize ordinary income in an amount equal to any cash received and the fair market value of any shares received, and the Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Performance Awards. A recipient of a performance award will generally realize ordinary income at the time shares are transferred or cash is paid to the participant with respect to that award.

Other Types of Awards. With respect to other awards under the 2009 Stock Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and the fair market value of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.

Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) generally limits the deductible amount of total annual compensation paid by a public company to each “covered employee” (the chief executive officer and the three other most highly compensated executive officers of the Company other than the chief financial officer) to no more than $1 million. Excluded from total compensation for this purpose is compensation that is “performance-based” within the meaning of Section 162(m). As noted above, Section 162(m) performance-based awards granted under the 2009 Stock Incentive Plan are intended to be excluded from computation of the $1 million limitation.

The closing price of the Company’s common stock on April 13, 2009 was $3.92.

New Plan Benefits

Future grants under the 2009 Stock Incentive Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2009 Stock Incentive Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates and the exercise decisions made by the participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2009 Stock Incentive Plan. See the 2008 Grants of Plan-Based Awards Table on page 31 to review equity-based awards granted to the Named Executive Officers in 2008. During 2008, the Company awarded 723,007 restricted stock units, of which 135,826 were awarded to current executive officers as a group, 58,625 were awarded to former employees who served as executive officers in 2008, 8,000 were awarded to non-employee directors as a group, 234,847 were awarded to non-executive officer employees as a group and 285,709 were awarded to principals and independent contractors as a group. Other than the foregoing, no other equity-based awards were granted during 2008.

Outstanding Awards

As of April 13, 2009, 41,034,814 shares of Common Stock were outstanding. Additionally, as of April 13, 2009, there were 2,106,235 stock options outstanding under the Company’s equity compensation plans with a weighted average exercise price of $14.143 and weighted average remaining term of 3.0935 years. In addition, as of April 13, 2009, there were 1,833,247 full-value awards outstanding under the Company’s equity compensation plans. Other than the foregoing, no other awards under the Company’s equity compensation plans were outstanding as of April 13, 2009. If the 2009 Stock Incentive Plan is approved by stockholders, the pre-IPO Stock Incentive Plans will terminate and no new awards may be granted pursuant to these plans. However, outstanding awards granted under the pre-IPO Stock Incentive Plans will remain in effect in accordance with their terms.

The Board of Directors recommends a vote FOR Proposal II, and your proxy will be so voted unless you specify otherwise. Under Section 162(m) and the Amended and Restated By-Laws of NFP, the affirmative vote of a majority of the Company’s Common Stock that is cast with respect to this Proposal is required to approve the 2009 Stock Incentive Plan. An abstention from voting on this matter will be treated as “present” for quorum purposes and will be counted as a negative vote as to this Proposal. If the Company does not obtain stockholder approval for the 2009 Stock Incentive Plan, the Company will seek alternatives for providing appropriate incentive compensation to officers, employees, directors and independent contractors.

PROPOSAL III. APPROVAL OF 2009 MANAGEMENT INCENTIVE PLAN

The 2009 Management Incentive Plan was adopted by the Board of Directors on March 27, 2009. The 2009 Management Incentive Plan (which may be referred to herein as the “bonus plan”) will be effective January 1, 2009, subject to your approval pursuant to this Proposal III.

The Board of Directors believes that the adoption of the bonus plan is necessary to meet NFP’s objectives of attracting, retaining and compensating employees, and maximizing the financial efficiency of NFP’s executive compensation program through the delivery of performance-based compensation that is fully tax deductible by the Company.

Background

Section 162(m)

Section 162(m) of the Code generally limits the deductibility for tax purposes of compensation in excess of $1 million per year per person paid by a publicly traded corporation to the following individuals who are employed as of the end of the corporation’s tax year: the principal executive officer and any other employee who is subject to the SEC’s disclosure rules because the employee is one of the three most highly compensated officers at the corporation (other than the principal executive officer or principal financial officer) (“covered employees”). Compensation that qualifies under Section 162(m) as “performance-based” compensation is, however, exempt from the $1 million deductibility limitation.

The bonus plan is intended to enable the Company to grant awards that satisfy the requirements of a performance-based compensation program under Section 162(m), including the requirement that the compensation be paid solely on account of the attainment of pre-established, objective performance goals. However, in order for compensation granted pursuant to the bonus plan to qualify as performance-based compensation under Section 162(m), the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders prior to payment. For this reason NFP is asking you to approve the bonus plan.

Plan Description

The following is a summary of the material provisions of the bonus plan. The summary is qualified in its entirety by the specific language of the bonus plan, which is attached hereto as Appendix C.

Purposes

The purposes of the bonus plan are to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives, and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities.

Administration

The bonus plan will be administered by the Compensation Committee of the Board of Directors, which will consist of two or more non-employee directors, each of whom will be a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), an “outside director” (within the meaning of Section 162(m)), and an “independent director” for purposes of applicable stock exchange rules. Except as required to comply with applicable law or any listing requirement, the Compensation Committee may delegate all or any part of its authority under the bonus plan to the CEO or another appropriate officer of the Company or to a committee comprised of employees of the Company. The Compensation Committee (or its delegate) has broad authority to administer the bonus plan and to exercise all the powers and authorities necessary or advisable for the administration of the bonus plan, including the specific authority to:

•	determine who will participate in the bonus plan;

•	determine the terms and conditions of awards and when awards will be granted;

•	determine the performance goals applicable to awards;

•	interpret the bonus plan and awards under the plan; and

•	establish, amend and rescind rules and regulations relating to the bonus plan.

Eligibility

The Compensation Committee will designate those officers and key employees of the Company and its related entities who will be eligible under the bonus plan with respect to any performance period. The Compensation Committee has as of the date of this Proxy Statement designated 8 officers and key employees as eligible to participate in the bonus plan for fiscal year 2009. The final number of employees who will be eligible for participation in the bonus plan for the Company’s fiscal year 2009 has not yet been determined by the Compensation Committee.

General Terms of Awards

The Compensation Committee will specify, for any performance period, the performance goals applicable to each award and, if applicable, the minimum, target and maximum levels applicable to each performance goal. With regard to any participant who is or is reasonably expected to be a “covered employee” (as defined above), the Compensation Committee will specify these performance goals within ninety days after the applicable performance period has commenced (but in no event after twenty-five percent of the applicable performance period has elapsed). Performance periods under the bonus plan are expected to coincide with the Company’s fiscal year.

Unless otherwise provided by the Compensation Committee, payment of awards under the bonus plan will be made only if and to the extent that the performance goals for the performance period are attained. In addition, in the case of participants in the bonus plan who are “covered employees” under Section 162(m), the Compensation Committee must certify that the performance goals applicable to their awards have been achieved.

The Compensation Committee may in its discretion increase (subject to the limitation discussed below in “Maximum Award Amounts”) or decrease the amounts otherwise payable to bonus plan participants upon the achievement of the applicable performance goals, except that the Compensation Committee may not use its discretion to increase the amount otherwise payable to a “covered employee.”

Determination of Performance Goals

The Compensation Committee will specify, for each performance period under the bonus plan, the performance goals that will apply to each award and, if applicable, minimum, target and maximum levels applicable to each performance goal. The Compensation Committee may base performance goals on one or more of the following criteria, determined in accordance with GAAP, where applicable; provided, that with respect to any participant who is or is reasonably expected to be a “covered employee,” the performance goals will only be based on one or more of the criteria specified below:

•	pre-tax income or after-tax income (whether on a gross or net basis);

•	earnings including operating income, earnings before or after taxes, or earnings before or after interest, depreciation, amortization, or extraordinary or special items;

•	GAAP net income excluding amortization of intangible assets, depreciation and the after-tax impact of the impairment of goodwill and intangible assets;

•	goals based on either of the two performance goals listed immediately above, determined on a per share basis;

•	earnings or book value per share (basic or diluted);

•	return on assets (gross or net), return on investment, return on capital, or return on equity;

•	return on revenues or revenue growth;

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

•	economic value created;

•	operating margin or profit margin;

•	gross profit or gross profit on investment;

•	gross margin or gross margin on investment;

•	working capital;

•

specified objectives with regard to limiting the level of, or increase in, all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments;

•

stock price, total stockholder return, fair market value of shares of common stock of the Company or the growth in the value of an investment in shares of common stock of the Company assuming the reinvestment of dividends;

•	earnings from continuing operations;

•	the number of acquisitions consummated;

•	the value of acquisitions consummated;

•

the amount of the base earnings of acquisitions (defined in the bonus plan as being the cumulative preferred portion of target earnings of acquisitions that are capitalized by the Company at the time of the acquisition) during a stated period;

•	cost targets, reductions and savings, productivity and efficiencies;

•	a sale of the Company or any related entity or any of their respective assets; or

•

strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share or market segment share, geographic business expansion, customer satisfaction, customer loyalty, employee satisfaction, human resources management, employee retention, new service or product innovation or introduction, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, any related entity, or a division, strategic or operational business unit or administrative department of the Company, or may be applied to the performance of the Company or any related entity relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. Without limiting the generality of the foregoing, to the extent not inconsistent with

Section 162(m), the Compensation Committee will have the authority to make equitable adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to discontinued operations or the disposal of a segment of a business or related to a change in accounting principles, provided that the method of making such adjustments is objectively determinable by reference to the Company’s financial statements or other applicable objective measures. Subject to the preceding sentence, for fiscal year 2009, performance goals under the bonus plan will be based on GAAP net income excluding amortization of intangible assets, depreciation and the after-tax impact of the impairment of goodwill and intangible assets. The bonuses payable under the bonus plan may be adjusted upward or downward (but only downward in the case of covered employees) to take into consideration other financial and non-financial factors as the Compensation Committee may determine.

Payment of Awards

Annual bonuses that are earned for any performance period will be paid, in the Compensation Committee’s discretion, in cash (on either a current or deferred basis) or in the form of equity-based awards under an equity compensation plan. If payment or settlement in respect of an award is made in the form of shares of common stock of the Company or share equivalents, the value of the payment or settlement will be based on the fair market value (generally the closing price per share of common stock on the NYSE) of common stock of the Company on the date the Compensation Committee approves the payment or settlement. If payment or settlement in respect of any award is made in the form of stock options to purchase shares of common stock of the Company, the number of stock options issued in payment or settlement will be based upon a generally recognized option valuation methodology that is consistent with the approach used by the Company to determine accounting expense under GAAP (as determined by the Compensation Committee). In order to receive payment, unless otherwise determined by the Compensation Committee, a participant must be employed by the Company or one of its related entities at the time an award under the bonus plan would be paid in the absence of a deferral.

Maximum Award Amounts

In no event will payment of an award under the bonus plan for any performance period be made to a “covered employee” in an amount that exceeds $5 million.

Amendment and Termination

The bonus plan may be amended or terminated by the Compensation Committee or the Board of Directors. However, no amendment to the bonus plan that requires stockholder approval in order for the bonus plan to continue to comply with Section 162(m) or any other law, regulation or rule will be effective unless the amendment is approved by the Company’s stockholders. In addition, no amendment may be made that would adversely affect the rights of any bonus plan participant without that participant’s consent.

New Plan Benefits

Future amounts payable under awards granted or to be granted under the bonus plan are not determinable, since these amounts are and will be subject to satisfaction of performance goals established by the Compensation Committee, as well as being subject to the Compensation Committee’s determination, in its discretion, as to whom and in what amounts awards will be granted under the bonus plan. Last year, there were 7 officers and key employees who were designated to participate in the bonus plan which was in effect for 2008. Bonuses paid for 2008 to each of the Named Executive Officers are set forth on the Summary Compensation Table on page 28 of this Proxy Statement. Aggregate bonuses paid for 2008 to all of the Company’s current executive officers as a group (7 persons) totaled $2,432,426; and aggregate bonuses paid for 2008 to all other current designated participants other than the Company’s executive officers (1 person) totaled $120,000.

The Board of Directors recommends a vote FOR Proposal III, and your proxy will be so voted unless you specify otherwise. Under Section 162(m) and the Amended and Restated By-Laws of NFP, the affirmative vote of a majority of the Company’s Common Stock that is cast with respect to this Proposal is required to approve the bonus plan. An abstention from voting on this matter will be treated as “present” for quorum purposes and will be counted as a negative vote as to this Proposal. If the Company does not obtain stockholder approval for the bonus plan, the Company will seek alternatives for providing appropriate incentive compensation to officers and employees.

PROPOSAL IV. RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to conduct the audit of the Company’s books and records for the fiscal year ending December 31, 2009. PricewaterhouseCoopers LLP also served as the Company’s independent registered public accounting firm for the previous fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Although ratification by stockholders is not required by the Company’s organizational documents or under applicable law, the Audit Committee has determined that requesting ratification by stockholders of its selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote FOR Proposal IV, and your proxy will be so voted unless you specify otherwise. Under the Amended and Restated By-Laws of NFP, the affirmative vote of a majority of the votes cast with respect to this Proposal IV is required to approve the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. An abstention from voting on this matter will be treated as “present” for quorum purposes and will be counted as a negative vote as to this Proposal IV.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees billed for professional audit services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Company’s annual financial statements for the years ended December 31, 2008 and 2007, and fees billed for other services rendered by PwC during those periods:

Type of Fees	2008	2007
Audit Fees(1)	$2,452,000	$2,855,735
Audit-Related Fees(2)	—	159,128
Tax Fees(3)	—	—
All Other Fees(4)	1,626	1,626

Total Fees	$2,453,626	$3,016,489

(1)	Represents the aggregate fees billed by PwC for professional services rendered for the audits of the Company’s annual consolidated financial statements, for the audit over the effectiveness of the Company’s internal control over financial reporting, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and for other statutory and regulatory filings and comfort letters and consents related to registration statements filed with the SEC.
(2)	Represents fees billed for the 2007 fiscal year for assurance and related services. These services related to employee benefits plan audits, attest services that are not required by statute or regulation, audit consultations and internal control matters.
(3)	The Company did not utilize the services of PwC for tax compliance for the 2008 fiscal year or the 2007 fiscal year.
(4)	Represents fees billed for the 2008 and 2007 fiscal years for services related to subscriptions for access to electronic financial reporting and assistance tools.

Audit Committee Approval of Fees

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. Before the independent registered public accounting firm is engaged by NFP to render audit or non-audit services, the engagement is approved by the Audit Committee.

All work performed by PwC as described above has been approved in advance by the Audit Committee. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the principal registered public accounting firm’s independence.

OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Any stockholder intending to present a proposal at the 2010 Annual Meeting must arrange to have the proposal delivered to the Company not later than December 22, 2009, in order to have the proposal considered for inclusion in the Company’s proxy materials for that meeting. Proposals should be sent to the Corporate Secretary at National Financial Partners Corp., 340 Madison Avenue, 19th Floor, New York, NY 10173 and any stockholder submitting a proposal must follow the procedures required by Exchange Act Rule 14a-8. In addition, for a matter to be properly brought before the 2010 Annual Meeting by a stockholder (as opposed to a matter included in the Company’s proxy materials), notice of a matter that is not included in the Company’s proxy materials must be received by the Company no earlier than February 3, 2010 and no later than March 5, 2010, and the stockholder must follow the procedures required by the Company’s Amended and Restated By-Laws. Matters submitted outside these dates are untimely and may not be presented in any manner at the 2010 Annual Meeting. Proposals should be sent to the Corporate Secretary at National Financial Partners Corp., 340 Madison Avenue, 19 th Floor, New York, NY 10173.

ACCESS TO PROXY MATERIALS

If your shares are registered in your own name with the Company’s transfer agent (“holder of record”), you may elect to receive the Company’s annual report to stockholders or proxy statements electronically by contacting Mellon (i) by mail at 480 Washington Boulevard, Jersey City, NJ 07310, (ii) by e-mail at shrrelations@bnymellon.com or (iii) by logging on to Mellon’s Investor ServiceDirect at http://www.bnymellon.com/shareowner/isd. Stockholders owning shares through a bank, broker or other nominee (“street name” holders) should contact such nominee for information regarding electronic delivery of materials. An election to receive materials through the Internet will remain in effect for all future annual meetings unless revoked. Stockholders requesting electronic delivery may incur costs, such as telephone and Internet access charges, that must be borne by the stockholder. Stockholders who elect to access proxy materials on the Internet may request prompt delivery of a hard copy of the Company’s 2008 Annual Report to Stockholders or Proxy Statement by contacting the Company at (212) 301-4000 or by writing to the Investor Relations Department of the Company at 340 Madison Avenue, 19th Floor, New York, NY 10173.

SHARED ADDRESS STOCKHOLDERS

Eligible “street name” stockholders who share a single address may receive only one Proxy Statement at that address unless any stockholder at that address provides instructions to his or her nominee to the contrary. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. However, if a stockholder residing at such address wishes to receive a separate proxy statement in the future, he or she may contact his or her nominee to request a separate proxy statement. Eligible “street name” stockholders who receive multiple copies of this Proxy Statement can request householding by contacting his or her nominee. At this time, householding is not available for stockholders who are “holders of record.”

The Company hereby undertakes to deliver promptly, upon written request, a copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to such stockholder’s nominee.

REPORTS

The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company’s 2008 Form 10-K, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of the Company’s 2008 Form 10-K should be directed to the Investor Relations Department of the Company at the address above. This Proxy Statement, the Company’s 2008 Annual Report to Stockholders and the 2008 Form 10-K are also available on the Company’s Web site at http://www.nfp.com/ir, and a copy of the 2008 Annual Report to Stockholders is included in this mailing. The 2008 Annual Report to Stockholders, the 2008 Form 10-K and information on the Company’s Web site other than this Proxy Statement are not part of the Company’s proxy soliciting materials. Additionally, this Proxy Statement and the 2008 Annual Report to Stockholders may be accessed at http://materials.proxyvote.com/63607P, which does not have “cookies” that identify visitors to the site.

By Order of the Board of Directors,

STANCIL E. BARTON

Executive Vice President,

General Counsel and Corporate Secretary

April 21, 2009

Appendix A

NATIONAL FINANCIAL PARTNERS CORP.

GUIDELINES FOR SELECTION OF DIRECTORS

Upon recommendation of the Nominating and Corporate Governance Committee (the “Committee”), the Board of Directors (the “Board”) of National Financial Partners Corp. (“NFP” or the “Company”) has adopted the following guidelines establishing procedures to be followed in identifying and evaluating candidates for nomination to the Board, including evaluation of the independence of such candidates under standards set by the New York Stock Exchange (the “NYSE”) and under applicable law. The guidelines are intended to reflect the Company’s commitment to the highest standards of corporate governance, and to comply with NYSE and other legal requirements. The Committee will periodically (at least annually) review these guidelines and propose modifications to the Board as appropriate.

I.	Board Composition

The members of the Board should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company. A majority of the Board shall consist of directors whom the Board has determined meet the criteria for independence as established by the Board in accordance with NYSE listing standards and any other applicable laws, rules and regulations regarding independence in effect from time to time and the Board’s business judgment (an “Independent Director”).

II.	Identifying Potential Candidates

The Committee shall conduct searches for and identify qualified nominees to serve on the Board pursuant to the criteria set forth herein, in the Corporate Governance Guidelines and in the charter of the Committee. The Committee, in identifying potential candidates, may also rely on any strategies or techniques that it deems appropriate and helpful and that are not inconsistent with the criteria set forth in the Corporate Governance Guidelines or in the Committee’s charter.

The Committee may accept suggestions from management of the Company, members of the Board, and employees as to potential candidates for nomination.

The Committee may retain a search firm to be used to identify candidates. The Committee will have sole responsibility for the retention and termination of such firm, including sole authority to approve the search firm’s fees and other retention terms after consultation with management of the Company. Any such fees shall be borne by the Company.

The Committee will also consider stockholders’ recommendations for nominees for membership on the Board, provided a stockholder making such a recommendation (a) is a stockholder of record on the date of the giving of the notice referenced below and on the record date for the determination of stockholders entitled to notice of and to vote at the applicable stockholders meeting, (b) meets the minimum eligibility requirements specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (c) provides timely notice of such recommendation in proper written form to the Secretary of the Company in accordance with the procedures set forth in the Company’s Amended and Restated By-Laws. The Committee shall evaluate candidates proposed by eligible stockholders in the same manner as other candidates suggested or recommended to the Committee.

III.	Selection of Directors

Nominations and Appointments. The Committee shall be responsible for identifying and recommending to the Board qualified candidates for Board membership, based primarily on the following criteria:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•	Diversity of viewpoints, backgrounds, experiences and other demographics;

•	Business or other relevant experience; and

•

The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

The Committee may also rely on any other factors that it deems appropriate and that are not inconsistent with the criteria set forth in the Corporate Governance Guidelines or any factors set forth in the charter of the Committee. Members of the Committee shall discuss and evaluate possible candidates in detail prior to recommending them to the Board.

The Committee shall also be responsible for initially assessing whether a candidate would be an Independent Director. The Board, taking into consideration the recommendations of the Committee, shall be responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above, and shall also make the determination as to whether a nominee or appointee would be an Independent Director.

Invitations. The Chairman of the Committee and the Chairman of the Board shall extend an invitation to the potential director nominee to join the Board.

IV.	Director Independence

The term “independent” is defined in accordance with the NYSE listing requirements, the Sarbanes-Oxley Act of 2002 and the Board’s business judgment. A director is deemed to be independent if he or she does not have a direct or indirect material relationship with NFP or any of its consolidated subsidiaries (collectively, the “NFP Consolidated Group”) or with any senior management member of the NFP Consolidated Group. In determining the materiality of a relationship and the director’s independence, the Board and the Committee shall be guided by the following independence standards:

A director shall be deemed to have a material relationship with the NFP Consolidated Group and thus shall not be deemed independent if:

•	The director is or has been employed by the NFP Consolidated Group within the last three years;

•	An immediate family member (defined below) of the director is or has been employed by the NFP Consolidated Group as an executive officer within the last three years;

•

The director is a current partner or a current employee of the NFP Consolidated Group’s internal or external auditor, or was within the last three years (but no longer is) a partner or employee of such a firm and personally worked on the NFP Consolidated Group’s audit within that time;

•

An immediate family member of the director is a current partner of the NFP Consolidated Group’s internal or external auditor; or is a current employee of such a firm and personally works on the NFP Consolidated Group’s audit; or was within the last three years (but no longer is) a partner or employee of such a firm and personally worked on the NFP Consolidated Group’s audit within that time;

•

The director or an immediate family member of the director is, or has been within the past three years, employed as an executive officer of another company where any of the present executive officers of the NFP Consolidated Group at the same time serves or served on that other company’s compensation committee;

•

The director has received during any twelve-month period within the last three years, more than $120,000 in direct compensation from the NFP Consolidated Group, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and compensation received by a director for former service as an interim Chairman or CEO or other executive officer;

•

An immediate family member of the director has received during any twelve-month period within the last three years, more than $120,000 in direct compensation from the NFP Consolidated Group, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and compensation received for service as an employee (other than an executive officer) of the NFP Consolidated Group;

•

The director is a current employee of a company that has made payments to, or received payments from, the NFP Consolidated Group, for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; provided that, the three year look-back applies solely to the financial relationship between the NFP Consolidated Group and the director’s current employer and the Committee and the Board need not consider former employment of the director; or

•

An immediate family member of the director is a current executive officer of a company that has made payments to, or received payments from, the NFP Consolidated Group for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; provided that, the three year look-back applies solely to the financial relationship between the NFP Consolidated Group and the immediate family member’s current employer and the Committee and the Board need not consider former employment of the immediate family member.

The following relationships shall be deemed immaterial and shall not disqualify the director from being independent:

•	A director who serves as an interim Chairman, interim CEO or other interim executive officer of NFP shall not be disqualified from being considered independent following that employment;

•

A material relationship that is based on having an immediate family member of the director serving as an officer of the NFP Consolidated Group shall be deemed immaterial upon a legal separation, divorce, death or incapacitation of that immediate family member; or

•	A director’s affiliation (through employment or otherwise) with an entity that owns less than 15% of NFP’s common stock.

For the purposes of these independence standards guidelines, the terms:

•

“Affiliate” means any corporation or other entity that controls, is controlled by or is under common control with NFP, as evidenced by the power to elect a majority of the Board or comparable governing body of such entity.

•

“Immediate Family Member” includes a person’s spouse, parents, children, siblings, mothers-and fathers-in-law, sons-and daughters-in-law, brothers-and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

For any relationships not covered above, the determination of whether these relationships are material or not and whether the director would be independent or not, shall be made by the directors who satisfy the independence standards set forth in this section.

In making determinations of the materiality of relationships and the director’s independence, the Board and the Committee shall examine all factors that may appear to affect independence, including commercial, industrial, banking, legal, accounting, charitable and familial relationships.

NFP and its affiliates shall not make any personal loans or extensions of credit to directors or executive officers. All directors shall only receive directors’ fees as their compensation for Board and/or Board committee service. The payment of consulting, advisory or other compensatory fees to an independent director from NFP or one of its affiliates during such director’s tenure is prohibited and shall negate the director’s independence.

Each director has an affirmative obligation to inform the Board of any material changes in his or her circumstances or relationships that may impact his or her designation by the Board as “independent.”

V.	Additional Qualifications for Audit Committee Members

In addition to the foregoing provisions, members of the Audit Committee must satisfy additional requirements to be considered independent as provided for by the Securities and Exchange Commission (the “SEC”) rules. Under the SEC rules, in order to be considered independent, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other Board committee:

•

Accept directly or indirectly any consulting, advisory, or other compensatory fee from NFP or any of its subsidiaries; provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with NFP (provided that such compensation is not contingent in any way on continued service); or

•	Be an affiliated person of NFP or any of its subsidiaries.

For the purposes of the foregoing, the following terms have the meanings set forth below:

• 1.	“Affiliate” of, or a person “affiliated” with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

2. (A)	A person will be deemed not to be in control of a specified person for purposes of this definition if the person:

(i)	Is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and

(ii)	Is not an executive officer of the specified person.

(B)	Paragraph 2(A) of this definition only creates a safe harbor position that a person does not control a specified person. The existence of the safe harbor does not create a presumption in any way that a person exceeding the ownership requirement in paragraph 2(A)(i) of this section controls or is otherwise an affiliate of a specified person.

(C)	The following will be deemed to be affiliates:

(i)	An executive officer of an affiliate;

(ii)	A director who also is an employee of an affiliate;

(iii)	A general partner of an affiliate; and

(iv)	A managing member of an affiliate.

•

“Control” (including “controlling”, “controlled by” and under “common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

•

“Executive Officer” when used with reference to NFP, means its president, any vice president of NFP in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for NFP. Executive officers of NFP’s subsidiaries may be deemed executive officers of NFP if they perform such policy making functions for NFP.

•

“Indirect” acceptance by a member of the Audit Committee of any consulting, advisory or other compensatory fee includes acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to NFP or any of its subsidiaries.

In addition, the NYSE requires that each member of the Company’s Audit Committee be “financially literate,” or become so within a reasonable period after being appointed to the Audit Committee. The Committee and the Board shall interpret the financial literacy qualification in its business judgment. Further, the Committee and the Board may presume that any member who has been deemed an “audit committee financial expert” is financially literate.

The NYSE also requires that at least one member of the Audit Committee have “accounting or related financial management expertise.” The Committee and the Board shall determine whether the accounting or related financial management expertise qualification is met using its business judgment. Further, the Committee and the Board may presume that any member who has been deemed an “audit committee financial expert” (as defined below) has accounting or related financial management expertise.

The SEC also requires the Company to determine whether an “audit committee financial expert” serves on the Company’s Audit Committee. To qualify, a director must possess each of five attributes and must have attained the attributes through one or more of four means.

An “audit committee financial expert” means a director who has the following attributes:

•	An understanding of GAAP and financial statements;

•	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such practice;

•	An understanding of internal controls and procedures for financial reporting; and

•	An understanding of audit committee functions.

A director shall have acquired such attributes through one or more of the following means:

•

Through education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or through experience in one or more positions that involve performance of similar functions;

•	Through experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•	Through experience actively overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

•	Through other relevant experience.

VI.	Additional Qualifications for Compensation Committee Members

Each member of the Company’s Compensation Committee is required to be an “outside director” under Section 162(m) of the Internal Revenue Code and a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

Pursuant to the regulations under Section 162(m), “outside directors” are generally considered to be directors who (i) are not current or former officers or employees of the Company or its affiliates and (ii) do not receive any direct or indirect remuneration from the Company or its affiliates (other than as a director) in exchange for goods or services provided to the Company or its affiliates. A director will be viewed as having received remuneration for services other than as a director, and thus will not constitute an “outside director,” if:

•	payment for non-director services is made by the Company or its affiliates to an entity in which the director has a beneficial ownership interest of greater than 50%;

•

payments for non-director services during the Company’s preceding taxable year were made by the Company or its affiliates to an entity by which the director is employed (including self-employed) and such payments (i) exceeded 5% of the entity’s gross income for its taxable year ending with or within the Company’s taxable year, or (ii) exceeded $60,000 and were paid for personal services (including legal) to an entity that employs the director; or

•

payment for non-director services is made by the Company or its affiliates to an entity in which the director has a beneficial ownership interest of at least 5% but not more than 50% and such payment exceeds $60,000.

Pursuant to Rule 16b-3 of the Exchange Act, a “non-employee director” is generally a director who:

•	is not currently an officer of, or otherwise employed by, the Company or a subsidiary of the Company;

•

does not receive compensation, either directly or indirectly, from the Company or a subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and

•	does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K.

VII.	Alignment of Interests

The Board believes that it is important for each independent director to have a financial stake in the Company, in addition to any equity compensation received in connection with such director’s service on the Board, to help align the director’s interests with those of the Company’s stockholders.

Appendix B

NATIONAL FINANCIAL PARTNERS CORP.

2009 STOCK INCENTIVE PLAN

SECTION 1.    Purpose; Definitions

The purpose of the Plan is to give National Financial Partners Corp. and any Related Entity (as defined below) a competitive advantage in attracting, retaining and motivating officers, Employees, Principals, independent contractors and non-Employee directors, by providing the Company and its Related Entities with a stock plan that awards incentives linked to the financial results of the businesses of the Company and its Related Entities.

For purposes of the Plan, the following terms are defined as set forth below:

“162(m) Performance-Based Award” means a Performance-Based Award which is intended to qualify for the performance-based exemption from the limitation on deductions imposed by Section 162(m) of the Code.

“Acquisition” means the acquisition, in whole or in part, by the Company or any Related Entity of any equity securities or assets of a business or the combination of the Company or any Related Entity with another entity.

“Applicable Laws” means the legal requirements under applicable provisions of any law, treaty, rule or regulation; the rules of any applicable stock exchange or national market system; and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

“Appreciation Award” means any Award under the Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a Share in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

“Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Restricted Stock Unit, Performance Unit award or Other Stock-Based Award.

“Award Cycle” means the period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

“Base Earnings” means the cumulative preferred portion of Target Earnings of Acquisitions that the Company capitalizes at the time of an Acquisition.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise defined in an applicable Notice of Award, (i) the failure of a Participant to substantially fulfill his obligations with respect to his Employment/Service, (ii) the Participant is charged with, convicted of, or pleads guilty or nolo contendere to a felony or engages in conduct that constitutes gross negligence or gross misconduct in carrying out his duties with respect to his Employment/Service, (iii) violation by the Participant of any noncompetition, nonsolicitation or confidentiality provision contained in any agreement between the Participant and the Company or any Related Entity, (iv) any material act by the Participant involving dishonesty or disloyalty or any act by the Participant involving moral turpitude which adversely affects the business of the Company or any Related Entity or (v) the breach by the Participant of any material provision of the Company’s code of ethics or policies with regard to trading in securities of the Company or any other policies or regulations of the Company or any Related Entity governing the conduct of its Employees or contractors.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Committee” means the Compensation Committee of the Board, which committee or subcommittee shall consist of two or more non-Employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act; (ii) an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules.

“Common Stock” means the common stock, par value $0.10 per share, of the Company.

“Company” means National Financial Partners Corp., a Delaware corporation, and its successors by operation of law.

“Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

“Disability” means a grantee would qualify for benefit payments under the long-term disability policy of the Employer to which the grantee provides services, regardless of whether the grantee is covered by such policy. If the Employer to which the grantee provides services does not have a long-term disability plan in place, “Disability” means that a grantee is unable to carry out the responsibilities and functions of the position held by the grantee by reason of any medically determinable physical or mental impairment. A grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion. Notwithstanding anything herein to the contrary, to the extent that Awards are subject to Section 409A of the Code and payable on Disability, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

“Employee” means any person, including an officer or director, who is an employee of the Employer.

“Employer” means the Company and/or any Related Entity, as applicable.

“Employment/Service” means, unless otherwise defined in an applicable Notice of Award, any arrangement (whether at will, pursuant to an agreement (including, without limitation, a Management Agreement) or otherwise) providing for the performance or provision of professional services, employment with, or services performed as an officer, non-Employee director, Employee, independent contractor (including, without limitation, managers, including an entity manager) or agent of or as a consultant to, the Employer.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

“Fair Market Value” of the Common Stock means, as of any given date, the closing price per share of the Common Stock on the New York Stock Exchange (or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed) on such date. If the Common Stock is not then listed on any exchange, the Board in good faith shall determine the Fair Market Value of the Common Stock, consistent with the principles of Section 409A of the Code.

“Grant Date” means the effective date of grant of any Award as set forth in the Notice of Award pursuant to action of the Committee (or its authorized delegate).

“ISO” means any Stock Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

“Management Agreement” means an agreement between the Employer and either a Principal or a Management Company pursuant to which the Management Company or the Principals of such Management Company, as the case may be, will manage the business of a Related Entity of the Employer.

“Management Company” means an entity which has entered into a Management Agreement with the Employer pursuant to which the Principals of such entity will manage the business that is the subject of such Management Agreement.

“Notice of Award” means a Restricted Stock Notice of Award, Restricted Stock Unit Notice of Award, Option Notice of Award, Stock Appreciation Right Notice of Award, Performance Unit Notice of Award or Other Stock-Based Award Notice of Award. A Notice of Award may include provisions describing the terms of the Awards as well as terms included in an employment, consulting or management agreement or other agreement providing for the performance or provision of services.

“NQSO” means any Stock Option that is not designated as an ISO.

“Option Notice of Award” means a notice of award setting forth the terms and conditions of an Award of Stock Options and, if applicable, Stock Appreciation Rights.

“Other Stock-Based Award” means an Award granted under Section 10 that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

“Other Stock-Based Award Notice of Award” means a notice of award setting forth the terms and conditions of an Other-Stock Based Award.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” has the meaning set forth in Section 4.

“Performance-Based Award” means an Award the grant, vesting, settlement and/or exercisability of which is contingent upon the attainment of Performance Goals, as specified by the Committee in accordance with Section 9.

“Performance Goals” mean the performance goals established by the Committee in connection with the grant of any Award and, with respect to any 162(m) Performance-Based Award (other than a Stock Option or Stock Appreciation Right), the performance goals established by the Committee as specified on Exhibit A (attached hereto).

“Performance Period” means, with respect to a Performance-Based Award, the period of time during which the attainment of the applicable Performance Goals is to be measured.

“Performance Unit” means an Award granted under Section 8.

“Performance Unit Notice of Award” means a notice of award setting forth the terms and conditions of an Award of Performance Units.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust, association, unincorporated organization, government (or any department or agency thereof) or other entity.

“Plan” means the National Financial Partners Corp. 2009 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

“Plan Shares” has the meaning set forth in Section 13(b).

“Principal” shall mean any individual who has entered into a Management Agreement with the Employer pursuant to which such individual or a Management Company in which such individual, directly or indirectly, owns a voting or economic interest, will manage the business that is the subject of the underlying Management Agreement.

“Related Entity” means any Parent, Subsidiary and any business, corporation, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

“Restricted Stock” means an Award granted under Section 7(a).

“Restricted Stock Notice of Award” means a notice of award setting forth the terms and conditions of an Award of Restricted Stock.

“Restricted Stock Unit” means an Award granted under Section 7(b).

“Restricted Stock Unit Notice of Award” means a notice of award setting forth the terms and conditions of an Award of Restricted Stock Units.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor thereto.

“Share” means a share of Common Stock.

“Stock Appreciation Right” means a right granted under Section 6.

“Stock Appreciation Right Notice of Award” means a notice of award setting forth the terms and conditions of an Award of Stock Appreciation Rights.

“Stock Option” means any ISO or NQSO granted under Section 5.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Target Earnings” means the estimated annual operating cash flow of the target of an Acquisition at the time of the Acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following the Acquisition.

In addition, certain other terms used herein have definitions otherwise ascribed to them herein.

SECTION 2.    Administration of the Plan

a) Plan Administrator. The Plan shall be administered and interpreted by the Committee, or, if no Committee has been designated or appointed, by the Board (in which case all references herein to the Committee shall include the Board).

b) Powers of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its discretion, to:

i) select the Participants to whom Awards may from time to time be granted;

ii) determine whether and to what extent awards of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Other Stock-Based Awards or any combination thereof are to be granted hereunder;

iii) determine the number of Shares to be covered by each Award granted hereunder;

iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting conditions, restrictions or limitations (which may be related to the performance of the Participant or the Employer)) and any acceleration of vesting or waiver of forfeiture regarding any Award and the Shares relating thereto, based on such factors as the Committee shall determine;

v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time including, but not limited to, Performance Goals (other than a modification, amendment or adjustment that would be prohibited under Section 11);

vi) determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred, provided that it shall be designed in a manner intended to comply with Section 409A of the Code;

vii) determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(d), 6(b), 6(d)(ii), 7(b) or 8(b)(v);

viii) determine whether, to what extent and under what circumstances grants of Stock Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

ix) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

x) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Notice of Award or agreement relating thereto); and

xi) otherwise supervise the administration of the Plan.

c) Committee Procedures. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any executive officer of the Company to execute and deliver documents on behalf of the Committee. Subject to Applicable Laws and such limitations as the Committee determines from time to time, the Committee may delegate all or any part of its authority, duties or responsibilities under the Plan, including, without limitation, authorization to grant Awards, to such appropriate officer of the Company or committee comprised of Employees of the Company; provided, however, that the Committee may not delegate to any such officer or committee authority to grant Awards to Participants subject to Section 16 of the Exchange Act. To the extent that the Committee so delegates any authority under the Plan, appropriate references to the Committee herein shall refer to such delegate.

d) Decisions Final. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of the Plan or an Award (or related Notice of Award) granted hereunder shall be conclusively resolved by the Committee in its sole discretion. Any determination made by the Committee pursuant to the provisions of the Plan with respect to the Plan, any Award or Notice of Award shall be made in the sole discretion of the Committee and, with respect to an Award, at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee shall be final and binding on all Persons, including the Employer and the Participants.

e) Guidelines. Subject to Section 11 hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, as it shall, from time to time, deem advisable. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Notice of Award or agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. The Plan is intended to comply with the applicable requirements of Rule 16b-3, the applicable provisions of Section 162(m) of the Code with respect to Performance-Based Awards, and Section 409A of the Code with respect to Awards containing deferral provisions, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

f) Indemnification. To the maximum extent permitted by Applicable Law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or Employee of the Employer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, Employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, Employees, directors or members or former officers, directors or members may have under Applicable Laws or under the Certificate of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

SECTION 3.    Common Stock Subject to Plan and Adjustments to Capitalization

a) Stock Subject to Plan.

i) Subject to adjustment under Section 3(c), the total number of Shares reserved and available for grant or used for reference purposes with respect to Awards under the Plan shall be equal to the sum of (i) 3,850,000, and (ii) the number of Shares subject to any awards granted under the terms of the Company’s Amended and Restated 1998 Stock Incentive Plan, Amended and Restated 2000 Stock Incentive Plan, Amended and Restated 2000 Stock Incentive Plan for Principals and Managers, Amended and Restated 2002 Stock Incentive Plan or Amended and Restated 2002 Stock Incentive Plan for Principals and Managers, which, in each case, after April 15, 2009, are forfeited, cancelled, exchanged, surrendered or otherwise terminate or expire without a distribution of Shares to the Participant under the applicable plan (collectively “Forfeited Awards”). The number of Shares that shall be available for issuance under the Plan by virtue of clause (ii) above shall be calculated by multiplying the number of shares subject to Forfeited Awards by a percentage, which percentage shall be equal to (x) 100% in the case of any shares that were subject to a stock option award and (y) 181% in the case of any shares that were subject to a restricted stock or restricted stock unit award (rounded down to the nearest whole share). Subject to adjustment under Section 3(c), the maximum number of Shares that may be granted as ISOs shall be equal to 3,850,000. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares or both. Shares that are covered by Awards of Restricted Stock, Restricted Stock Units, Performance Units or Other Stock-Based Awards that are not Appreciation Awards shall be counted against the foregoing limit as 1.81 Shares for every Share granted pursuant to the Award. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant (including by reason of such Award being settled in cash), the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan; provided, however, in the case of an Award of Restricted Stock, Restricted Stock Units, Performance Units or Other Stock-Based Award that is not an Appreciation Award, 1.81 Shares for each Share underlying such Award shall again be available for Awards under the Plan. Notwithstanding the foregoing, the following Shares shall not again be made available for issuance as Awards under the Plan: (i) Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, (ii) any Shares withheld by the Company or tendered by a Participant to satisfy the tax withholding obligations related to any Award under the Plan, (iii) Shares not issued or delivered as a result of the net settlement of an outstanding Appreciation Award, and (iv) Shares purchased on the open market with any cash proceeds from the exercise of Stock Options. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, unless such Award is settled in cash, such number of Shares shall no longer be available for Awards under the Plan.

ii) Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except as otherwise provided herein.

iii) Subject to Applicable Law, Awards under the Plan may be granted in assumption of, or in substitution or exchange for, awards previously granted in each case by an entity acquired or combined in an Acquisition (“Substitute Awards”). Substitute Awards shall not reduce the Shares available for Awards under the Plan or the applicable individual participant limitations under Section 3(b), nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, cancellation, exchange, surrender, termination or expiration as provided above. Additionally, subject to Applicable Law, in the event that an entity acquired or combined in an Acquisition has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such Acquisition, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such Acquisition to determine the consideration payable to the holders of common stock of the entities party to such Acquisition) may be used for Awards under the Plan and shall not reduce the Shares available for Awards under the Plan; provided that such Awards shall not be made after the date grants could have been made under the terms of the pre-existing plan, absent the Acquisition, and shall only be made to individuals who were not Employees prior to such Acquisition.

iv) Except as provided in Section 3(c), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights nor may outstanding Stock Options or Stock Appreciation Rights, which, at the time, have an exercise price greater than Fair Market Value, be cancelled in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights, in each case, unless approved by the requisite vote of the Company’s stockholders.

b) Individual Participant Limitations.

i) During any consecutive 36-month period occurring during the term of the Plan, (a) the maximum number of Shares subject to any Award of Stock Options or Stock Appreciation Rights which may be granted under the Plan to any Employee of the Company or any Related Entity shall not exceed 3,000,000 Shares (subject to adjustment under Section 3(c)), and (b) the maximum number of Shares subject to any share-denominated Performance-Based Award which may be granted under the Plan to any Employee of the Company or any Related Entity shall not exceed 3,000,000 Shares (subject to adjustment under Section 3(c)). The maximum amount of cash payable to any Employee of the Company or any Related Entity under any cash-denominated Performance-Based Award shall not exceed $5,000,000, multiplied by the number of years in the applicable Performance Period. For purposes of this Section, the term Performance-Based Award shall not include any Award (an “Excluded Award”) granted in payment or settlement of an award granted under the National Financial Partners Corp. 2009 Management Incentive Plan, as amended from time to time, which award is intended to qualify for the performance-based exemption from the limitation on deductions imposed by Section 162(m) of the Code. If a Performance-Based Award is granted in tandem with a Stock Option or another Award, the Shares underlying such Award shall apply against the individual share limitations for both Awards.

ii) There are no individual Participant share limitations on any Restricted Stock, Restricted Stock Unit, Performance Unit or Other Stock-Based Award which is neither a Performance-Based Award nor an Excluded Award.

c) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award and the individual Participant limitations set forth in Section 3(b), as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Committee may determine in its discretion, any other transaction with respect to Shares to which Section 424 of the Code or Treasury Regulation § 1.424-1(a) applies or a similar transaction; provided, however, that (i) with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, and (ii) conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” The Committee shall make such adjustment and its determination shall be final, binding and conclusive. In connection with any event described in this Section, the Committee may provide, in its sole discretion, for: (i) the continuation, assumption or substitution of any outstanding Award (or portion thereof) without a Participant’s consent, provided that any such assumption or substitution of a Stock Option or Stock Appreciation Right shall be structured in a manner intended to comply with Section 409A of the Code and the regulations thereunder; or (ii) the cancellation of any outstanding Award (or portion thereof) and payment in cash or other property in exchange therefor without a Participant’s consent, including, without limitation, the cancellation of any Award without payment to the Participant, if the value of the Common Stock underlying such Award at the time of such event is less than the Fair Market Value of such Award on the Grant Date. Except as the Committee determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

Fractional Shares resulting from any adjustment in Awards provided herein shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Employer, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Employer, (v) any sale or transfer of all or part of the assets or business of the Employer or (vi) any other corporate act or proceeding.

SECTION 4.    Participants

Officers, Employees, Principals, independent contractors and non-Employee directors of the Employer who are responsible for or contribute to the management, growth and profitability of the business of the Employer shall be “Participants” eligible to be granted Awards under the Plan. Actual participation in the Plan and receipt of an Award under the Plan shall be determined by the Committee in its sole discretion.

Notwithstanding the above, for purposes of determining (i) those eligible to receive grants of ISOs, Participants shall only include Employees of the Company and any Subsidiary, and (ii) those eligible to receive grants of NQSOs or Stock Appreciation Rights, Participants shall only include officers, Employees, Principals, independent contractors and non-Employee directors of the Company and/or any “subsidiary”. As used in clause (ii) of this paragraph, “subsidiary” shall mean any corporation, partnership, limited liability company or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain either (a) owns stock possessing 20% or more of the total combined voting power of, or (b) owns stock possessing 20% or more of the total combined value of all classes of stock of, in each case, one of the other entities in such chain.

SECTION 5.    Stock Options

The Committee shall have the authority to grant any Participant Stock Options, whether or not in tandem with Stock Appreciation Rights.

Awards of Stock Options shall be evidenced by an Option Notice of Awards, which shall designate whether the Stock Option so awarded shall be an ISO and shall include such terms and provisions as the Committee may determine from time to time, and, in the case of an ISO, such additional provisions as are required for U.S. federal income tax purposes. In addition, the terms and conditions of an Award may include a provision for the forfeiture of such Award or recoupment of the value realized with respect to such Award under such circumstances as may be prescribed by the Committee (a “Clawback Provision”). The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to receive a grant of a Stock Option, determines the number of Shares to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such other prospective date as the Committee may determine. The Company shall notify a Participant of any grant of a Stock Option, and a written Option Notice of Award shall be duly executed and delivered by the Company to such Participant.

Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

a) Exercise Price. The price per Share purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Notice of Award (the “Exercise Price”), provided that the per share exercise price of a Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, except in the case of Substitute Awards as the Board or the Committee deems appropriate in the circumstances.

b) Option Term. The Committee shall fix the term of each Stock Option; provided, that, no Stock Option shall be exercisable more than seven years after the date the Stock Option is granted. Absent any such term being fixed by the Committee, pursuant to an Option Notice of Award or otherwise, such term shall be seven years.

c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time in its sole discretion, accelerate the exercisability of any Stock Option.

d) Method of Exercise. Subject to the provisions of this Section 5, vested Stock Options may be exercised, in whole or in part, at any time during the option term by properly following the stock option exercise procedures established and promulgated from time to time by the Company or its third-party equity plan administrator. The equity plan administrator shall be initially identified to the Participant in the Notice of Award along with such administrator’s access information, and may later be updated by notice to the Participant. Exercise procedures will require, among other things, specifying the number of Shares subject to the Stock Option to be purchased; provided, however, that in all instances the portion of consideration equal to the par value of Shares purchased must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law; and provided further that the Participant shall not be permitted to exercise any Stock Option during any period of time in which any blackout or trading restrictions are imposed on the Participant.

Stock Option exercise procedures will require, among other things, payment in full of the purchase price of the Common Stock as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company, or if permitted by its third-party equity plan administrator, to such other entity as specified by such administrator’s established procedures; (ii) solely to the extent permitted by Applicable Law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority (FINRA), and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee or specifically designated by the Committee, to withhold from the proceeds of sale and deliver promptly to the Company an amount equal to the purchase price (which may also include sufficient funds to cover applicable federal, state, local or foreign withholding taxes); or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, by payment in full or in part in the form of Common Stock that has been owned by the Participant for at least six months prior to the date of sale and that is equal in value to the purchase price (which may also include sufficient funds to cover applicable federal, state, local or foreign withholding taxes), based on the Fair Market Value of the Common Stock on the payment date).

No Shares shall be issued until full payment therefor has been made. Except as otherwise provided in the applicable Option Notice of Award, a Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the Shares and the right to receive dividends and distributions), when the Participant has paid in full for such Shares. In no event, however, shall dividend equivalents accrue or be paid on outstanding Stock Options.

e) Nontransferability of Stock Options. Subject to the provisions of the Plan and except as otherwise determined by the Committee, no Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or (ii) with respect to NQSOs only, as otherwise expressly permitted under the applicable Option Notice of Award; provided, however, that in no event shall a transfer of a Stock Option be permitted for consideration. All Stock Options shall be exercisable, subject to the terms of this Plan, during the Participant’s lifetime, only by the Participant or any Person to whom such Stock Option is transferred pursuant to the preceding sentence, including such Participant’s guardian, legal representative and other transferee. The term “Participant” includes the estate of the Participant or the legal representative of the Participant named in the Option Notice of Award and any Person to whom an Option is otherwise transferred in accordance with this Section 5(e) by will or the laws of descent and distribution; provided, however, that references herein to Employment/Service of a Participant or termination of Employment/Service of a Participant shall continue to refer to the Employment/Service or termination of Employment/Service of the initial grantee of an Award hereunder. If the Committee determines that the Participant has transferred his/her Stock Options or Plan Shares in violation of such Participant’s Option Notice of Award or the Plan, the Committee may, in its sole discretion, require such Participant to forfeit all rights relating to such improperly transferred Stock Options and Plan Shares.

f) Termination of Employment/Service. Except as otherwise determined by the Committee, the vesting, exercisability and/or forfeiture of Stock Options in the event of termination of a Participant’s Employment/Service for any reason (including, without limitation, by reason of death or Disability, or for Cause) shall be set forth in the applicable Option Notice of Award.

Except as otherwise provided in the Notice of Award, a Participant’s Employment/Service shall not be considered terminated in the case of (i) any approved leave of absence, (ii) transfers among the Employer or any successor, in any capacity of Employee, Principal, director, independent contractor, or (iii) any change in status as long as the individual remains in the service of the Employer in any capacity of Employee, Principal, director or independent contractor. An approved leave of absence shall include sick leave, family leave, military leave or any other authorized personal leave.

Any vested Stock Options not exercised within the permissible period of time shall be forfeited by the Participant. Notwithstanding any of the foregoing, the Participant shall not be permitted to exercise any Stock Option at a time beyond the initial option term.

SECTION 6.    Stock Appreciation Rights

a) Grant and Exercise. Stock Appreciation Rights may be granted alone or in tandem with all or part of a Stock Option granted under the Plan. If a Stock Appreciation Right is granted in tandem (i) with an NQSO, such Stock Appreciation Right may be granted either at or after the time of grant of such Stock Option, and (ii) with an ISO, such Stock Appreciation Right must be granted at the time of grant of such ISO. The terms and conditions (which may include a Clawback Provision) of a Stock Appreciation Right shall be set forth in the applicable Stock Appreciation Right Notice of Award or, if the Stock Appreciation Right is granted in tandem with a Stock Option, in the Option Notice of Award for the related Stock Option or an amendment thereto; provided, however, that, in no event shall dividend equivalents accrue or be paid on outstanding Stock Appreciation Rights.

b) Freestanding Stock Appreciation Rights. A Stock Appreciation Right granted without relationship to a Stock Option, pursuant to Section 6(a), shall be exercisable as determined by the Committee, but in no event after seven years from the date of grant. Any such Award shall be in such form and shall have such terms and conditions as the Committee may determine (including a Clawback Provision), provided that the per share base price of a freestanding Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, except in the case of Substitute Awards as the Board or the Committee deems appropriate in the circumstances. A freestanding Stock Appreciation Right shall entitle the holder, upon exercise of such right, to an amount, in cash, Shares or both, with the Committee having the right to determine the form of payment, determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the base price of the Stock Appreciation Right, by (ii) the number of Shares as to which such Stock Appreciation Right shall have been exercised. A freestanding Stock Appreciation Right may be exercised by properly following the exercise procedures established and promulgated from time to time by the Company or its third-party equity plan administrator. The equity plan administrator shall be initially identified to the Participant in the Notice of Award along with such administrator’s access information, and may later be updated by notice to the Participant. Exercise procedures will require, among other things, specifying the number of Shares as to which such Stock Appreciation Right is being exercised. Except as otherwise determined by the Committee, the vesting, exercisability and/or forfeiture of Stock Appreciation Rights in the event of termination of a Participant’s Employment/Service for any reason (including, without limitation, by reason of death or Disability, or for Cause) shall be set forth in the applicable Stock Appreciation Right Notice of Award. Subject to the provisions of the Plan and except as otherwise determined by the Committee, freestanding Stock Appreciation Rights may not be sold, assigned, transferred, pledged or otherwise encumbered, other than (i) by will or by the laws of descent and distribution or (ii) as otherwise expressly permitted under the applicable Stock Appreciation Right Notice of Award; provided, however, that in no event shall a transfer of a Stock Appreciation Right be permitted for consideration.

c) Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in tandem with a Stock Option (a “Tandem Stock Appreciation Right”) may be exercised by a Participant in accordance with Section 6(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee, which procedures may include utilizing the services of a third party equity plan administrator. The equity plan administrator shall be initially identified to the Participant in the Notice of Award along with such administrator’s access information, and may later be updated by notice to the Participant. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(d). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

d) Tandem Stock Appreciation Rights Terms and Conditions. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

i) Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6;

ii) upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one Share on the date of exercise over the Exercise Price per Share specified in the related Stock Option and (b) the number of Shares in respect of which the Stock Appreciation Right shall have been exercised. Such amount may be paid in cash, Shares or both, which form shall solely be determined at the discretion of the Committee;

iii) Tandem Stock Appreciation Rights shall be transferable only with the related Stock Option in accordance with Section 5(e); and

iv) upon the exercise of a Tandem Stock Appreciation Right (other than an exercise for cash), the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the total number of Shares to be issued under the Plan, but only to the extent of the number of Shares covered by the Tandem Stock Appreciation Right at the time of exercise.

SECTION 7.    Restricted Stock; Restricted Stock Units

a) The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of Shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the Awards (including provisions (i) relating to placing legends on certificates representing shares of Restricted Stock, (ii) permitting the Company to require that shares of Restricted Stock be held in uncertificated book entry form or in custody by the Company with a stock power from the owner thereof until restrictions lapse and (iii) relating to any rights to purchase the Restricted Stock on the part of the Employer). The terms and conditions of Restricted Stock Awards shall be set forth in a Restricted Stock Notice of Award, which shall include such terms and provisions (including, without limitation, a Clawback Provision) as the Committee may determine from time to time. Except as provided in this Section 7, the Restricted Stock Notice of Award and any other relevant agreements, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Award, including, if applicable, the right to vote the shares and, subject to the following sentence, the right to receive any cash dividends or distributions (but, subject to Section 3(c), not the right to receive non-cash dividends or distributions). As set forth in the applicable Restricted Stock Notice of Award, cash dividends and distributions on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and credited to a Participant in the form of cash or additional shares of Restricted Stock as determined by the Committee in its discretion. Any amounts so credited, whether in the form of cash or additional shares of Restricted Stock, shall be held subject to the terms and conditions (including vesting, forfeiture and payment) as are applicable to the underlying Restricted Stock.

b) A Restricted Stock Unit shall represent the right to receive Shares at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria, except that the Committee, in its sole discretion, may provide that the Restricted Stock Unit represents the right to receive cash or a combination of cash and Common Stock. Each Restricted Stock Unit shall at all times be equal in value to the Fair Market Value of one Share of Common Stock. The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock Units shall be awarded, the number of units to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the Awards. The terms and conditions of Restricted Stock Unit Awards shall be set forth in a Restricted Stock Unit Notice of Award, which shall include such terms and provisions (including, without limitation, a Clawback Provision) as the Committee may determine from time to time. Unless otherwise determined by the Committee, a Participant who has been granted an Award of Restricted Stock Units shall have none of the rights of a stockholder of the Company with respect to any portion of such Award unless and until Shares have been issued to such Participant in settlement of such Award. If so determined by the Committee and set forth in the applicable Restricted Stock Unit Notice of Award, Restricted Stock Units shall be credited with dividend equivalents in the event that cash dividends are paid or other distributions are made in respect of Shares. Such dividend equivalents may be credited to a Participant in the form of cash or additional Restricted Stock Units as determined by the Committee in its discretion. Any amounts so credited, whether in the form of cash or additional Restricted Stock Units, shall be subject to the same terms and conditions (including vesting, forfeiture and payment) as are applicable to the Restricted Stock Units on which they are credited.

c) The Committee may determine that an Award of Restricted Stock or Restricted Stock Units shall be a Performance-Based Award conditioned upon the attainment of Performance Goals and subject to the provisions of Section 9 hereof.

SECTION 8.    Performance Units

a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant, the duration of the Award Cycle and any other terms and conditions (which may include a Clawback Provision) of the Award, in addition to those contained in Section 8(b).

b) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

i) As described in Section 8(b)(vi) below, the Committee may, prior to or at the time of the grant, condition the settlement of Performance Units upon the attainment of Performance Goals. The Committee may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient, and the provisions of such Awards shall be set forth in the applicable Performance Unit Notice of Award. Subject to the provisions of the Plan and the applicable Performance Unit Notice of Award, and except as otherwise determined by the Committee, Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle.

ii) Except as otherwise determined by the Committee, the vesting, settlement and/or forfeiture of Performance Units in the event of termination of a Participant’s Employment/Service for any reason (including, without limitation, by reason of death or Disability, or for Cause) shall be set forth in the applicable Performance Unit Notice of Award.

iii) A Participant may elect to further defer receipt of cash or Shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee (the “Elective Deferral Period”), provided that any such deferral shall be designed in a manner intended to comply with Section 409A of the Code. Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Units in question.

iv) At the expiration of the Award Cycle, the Committee shall evaluate the Participant’s or Employer’s performance, as applicable, in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Committee shall then cause to be delivered to the Participant (A) a number of Shares equal to the number of Performance Units determined by the Committee to have been earned or cash equal to the Fair Market Value of such number of Shares, as the Committee shall elect (subject to any deferral pursuant to Section 8(b)(iii)), or (B) cash equal to the value of the Performance Units so earned, as determined by the Committee (subject to any deferral pursuant to Section 8(b)(iii)).

v) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Notice of Award.

vi) The Committee may, prior to or at the time of the grant, condition the settlement of Performance Units upon the attainment of Performance Goals (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including such provisions necessary in order to comply with the requirements of Section 162(m) of the Code. Any Performance Unit that is intended to comply with Section 162(m) of the Code shall be a Performance-Based Award and shall be subject to the provisions of Section 9 hereof.

SECTION 9.    Performance-Based Awards

The Committee may designate any Award or any part of any Award under the Plan, at or prior to the time of the grant of such Award, as a Performance-Based Award. Notwithstanding anything to the contrary herein, with respect to Performance-Based Awards:

a) the Committee may condition the grant or vesting of Performance-Based Awards upon the attainment of specified Performance Goals (including, the Performance Goals specified in Exhibit A attached hereto) as the Committee may determine, in its sole discretion.

b) in connection with the grant of such Award, the Committee shall establish the Performance Goals and the Performance Period applicable to such Award and the formula for determining the amounts payable under the Award based on the attainment of the applicable Performance Goals. For any Award other than a Stock Option or a Stock Appreciation Right that is a 162(m) Performance-Based Award, each of the foregoing shall be established in writing no later than the earliest of (i) 90 days after the beginning of the Performance Period, (ii) the date on which 25% of the Performance Period shall have elapsed and (iii) the date on which the attainment of the Performance Goals becomes substantially certain;

c) in connection with the grant of such Award, the Committee may establish such other terms and conditions (including, without limitation, a Clawback Provision) of the Award as the Committee deems appropriate, and such terms and conditions shall be specified in the applicable Notice of Award; provided, however, that in the event the Committee elects to credit a Performance-Based Award with dividend equivalents, such dividend equivalents may accrue but shall not be paid until the applicable Performance Goals have been attained or lapsed; and provided further that such dividend equivalents shall be subject to the same terms and conditions (including, without limitation, vesting, forfeiture and payment) as are applicable to the Performance-Based Awards on which they are credited.

d) at the conclusion of the applicable Performance Period, the Committee shall determine the extent to which the Shares and/or cash covered by the Award have been earned by the Participant, based on the applicable formula and the performance of the Company or any Related Entity measured in light of the applicable Performance Goals. For any Award other than a Stock Option or a Stock Appreciation Right that is a 162(m) Performance-Based Award, (i) the Committee shall certify in writing the extent to which the Company and/or the Participant has attained the applicable Performance Goals prior to the payment or settlement of any Shares or cash under the Award and (ii) the Committee may exercise discretion to reduce the amount of Shares and/or cash payable to a Participant under a 162(m) Performance-Based Award below the amount so determined but may not exercise discretion to increase the amount of Shares and/or cash payable to the Participant.

SECTION 10.    Other Stock-Based Awards

a) The Committee, in its sole discretion, is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including, but not limited to, Shares awarded purely as a bonus and not subject to any restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Employer, dividend equivalent units, stock equivalent units and deferred stock units; provided however that awards of dividend equivalents shall not be permitted for Stock Options, Stock Appreciation Rights, whether freestanding or tandem or other Appreciation Awards; and provided, further that dividend equivalent awards granted with respect to a Performance-based Award may only be paid after the applicable Performance Goal is attained or has lapsed, each as described more fully herein. To the extent permitted by law, the Committee may, in its sole discretion, permit Participants to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Employer, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Participants, to whom, and the time or times at which, such Other Stock-Based Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other terms and conditions (which may include a Clawback Provision) of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of Performance Goals (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including such provisions necessary in order to comply with the requirements of Section 162(m) of the Code. Any Other Stock-Based Award that is intended to comply with Section 162(m) of the Code shall be a Performance-Based Award and shall be subject to the provisions of Section 9 hereof.

b) Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

i) Subject to the applicable provisions of the Other Stock-Based Award Notice of Award and the Plan, Shares subject to Awards made under this Section 10 may not be transferred prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

ii) If determined by the Committee and set forth in the Other Stock-Based Award Notice of Award, a Participant shall be credited with dividends or dividend equivalents in the event that cash dividends are paid or other distributions are made in respect of Shares covered by any Other Stock-Based Award granted to such Participant; provided, however, that Other Stock-Based Awards that are Appreciation Awards shall not be eligible for dividends or dividend equivalents. Such dividends or dividends equivalents so accrued or credited, whether in the form of cash or additional Other Stock-Based Awards, shall be subject to the same terms and conditions (including vesting, forfeiture and payment) as are applicable to the Other Stock-Based Awards on which they are credited.

iii) Except as otherwise determined by the Committee, any Award under this Section and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Other Stock-Based Award Notice of Award, as determined by the Committee, in its sole discretion.

iv) Common Stock issued on a bonus basis under this Section 10 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Section 10 shall be priced, as determined by the Committee in its sole discretion.

v) The form of payment for the Other Stock-Based Award shall be specified in the Other Stock-Based Award Notice of Award.

vi) Except as otherwise determined by the Committee, the vesting and/or forfeiture of Other Stock-Based Awards in the event of termination of a Participant’s Employment/Service for any reason (including, without limitation, by reason of death or Disability, or for Cause) shall be set forth in the applicable Other Stock-Based Award Notice of Award.

SECTION 11.    Term, Amendment and Termination

The Plan will continue in effect for a term of seven years after the effective date of the Plan unless sooner terminated. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

Subject to the succeeding paragraph, the Board may amend, alter or discontinue the Plan or any Award, prospectively or retroactively, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of any Participant under an Award theretofore granted without the Participant’s consent.

To the extent required by Section 162(m) of the Code or the rules of the New York Stock Exchange (or such other exchange or system upon which the Company lists its securities for trading) or any other Applicable Law, no amendment of this Plan shall be effective unless approved by the requisite vote of the Company’s stockholders. Except as otherwise provided by Section 3(a)(iv), no transaction described by Section 3(a)(iv) may be effected without the requisite vote of the Company’s stockholders.

SECTION 12.    Unfunded Status of Plan

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan and provided, further, that the Committee shall not authorize the creation of any such trust or arrangement to the extent that a violation of Section 409A of the Code would result.

SECTION 13.    General Provisions

a) Section 409A. Notwithstanding anything herein to the contrary, to the extent that any Award would be subject to Section 409A of the Code, the terms of such Award shall comply with the requirements set forth in Section 409A of the Code and any regulations and guidance promulgated thereunder.

b) Awards and Certificates. Shares of Restricted Stock and Shares issuable upon the exercise or settlement of a Stock Option, Stock Appreciation Right, Restricted Stock Unit, Performance Unit or Other Stock-Based Awards (together, “Plan Shares”) shall be evidenced in such manner as the Committee may deem appropriate, including uncertificated book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Plan Shares shall be registered in the name of such Participant and shall bear appropriate legends referring to the terms, conditions, and restrictions applicable to such Award, if any. The Committee may require that any certificates evidencing Plan Shares be held in custody by the Company or its transfer agent until the restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Plan Shares.

c) Representations and Warranties. The Committee may require each Person purchasing or receiving Plan Shares to (i) represent to and agree with the Company in writing that such Person is acquiring the shares without a view to the distribution thereof and (ii) make any other representations and warranties that the Committee deems appropriate.

d) Additional Compensation. Nothing contained in the Plan shall prevent the Employer from adopting other or additional compensation arrangements for its Employees, Principals, directors, or independent contractors.

e) No Right of Employment/Service. Adoption of the Plan or grant of any Award shall not confer upon any officer, Employee, Principal, independent contractor, non-Employee director or agent any right to continued Employment/Service, nor shall it interfere in any way with the right of the Employer thereof to terminate the Employment/Service of any officer, Employee, Principal, independent contractor, non-Employee director or agent at any time.

f) Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, such Participant shall pay to the Employer, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, any statutorily required withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Employer shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant, including fees due and owing under a Management Agreement. The Committee may establish such procedures, as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock. Unless otherwise determined by the Committee, and solely to the extent permitted by law, withholding obligations may be satisfied by a Participant delivering irrevocable instructions to a broker reasonably acceptable to the Committee or specifically designated by the Committee, to deliver promptly to the Company an amount equal to any statutorily required withholding obligations.

g) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.

h) Governing Law. Except to the extent that provisions of the Plan are governed by applicable provisions of the Code or other substantive provisions of Federal law, the Plan and all Awards made and actions taken thereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

i) Compliance with Laws. In connection with the issuance of Plan Shares pursuant to an Award granted hereunder, if any Applicable Law shall require the Company or a Participant to take any action with respect thereto, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the Plan Shares shall be postponed until full compliance has been made with respect to all such requirements of law or regulation; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Plan Shares issuable in connection with an Award, or to qualify any such Plan Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Awards may be exercised or settled, as the case may be, in Common Stock, and no Plan Shares shall be issued until the required action has been completed; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding anything to the contrary contained herein, none of the Company, the Board or the Committee (or any of its or their members, officers or employees) owes a fiduciary duty to any Participant in his or her capacity as such.

A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

j) No Guarantee of Tax Treatment. Notwithstanding anything herein to the contrary, a Participant shall be solely responsible for the taxes relating to the grant or vesting of, or payment pursuant to, any Award, and none of the Company, the Board or the Committee (or any of their respective members, officers, employees or agents) guarantees any particular tax treatment with respect to any Award.

SECTION 14.    Effective Date of Plan; Term

The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and the requirements of the New York Stock Exchange. No Award shall be granted pursuant to the Plan on or after the seventh anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such seventh anniversary may extend beyond that date; provided that any 162(m) Performance-Based Award (other than a Stock Option or Stock Appreciation Right) which is granted on or after the fifth anniversary of the most recent stockholder approval of the Performance Goals set forth on Exhibit A shall be subject to stockholder re-approval of the Performance Goals set forth on Exhibit A (or other designated performance goals) no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders most recently approved the Performance Goals set forth on Exhibit A.

SECTION 15.    Miscellaneous

a) No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and the provisions of Awards to individual Participants need not be the same in subsequent years.

b) Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

c) Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

d) Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

e) Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Employer and their employees, agents and representatives with respect thereto.

f) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

EXHIBIT A

PERFORMANCE GOALS

Performance Goals may be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles (“GAAP”), where applicable; provided, however, that that with respect to any Participant who is or is reasonably expected to be a Covered Employee, the Performance Goals shall only be based on one or more of the criteria specified below:

(i)	pre-tax income or after-tax income (whether on a gross or net basis);

(ii)	earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

(iii)	GAAP net income excluding amortization of intangible assets, depreciation and the after-tax impact of the impairment of goodwill and intangible assets;

(iv)	any of the criteria in (ii) and (iii) above measured on a per share basis;

(v)	earnings or book value per share (basic or diluted);

(vi)	return on assets (gross or net), return on investment, return on capital, or return on equity;

(vii)	return on revenues or revenue growth;

(viii)	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

(ix)	economic value created;

(x)	operating margin or profit margin;

(xi)	gross profit or gross profit on investment;

(xii)	gross margin or gross margin on investment;

(xiii)	working capital;

(xiv)	specified objectives with regard to limiting the level of, or increase in, all or a portion of the Company’s or any Related Entity’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company or any Related Entity, which may be calculated net of cash balances and/or other offsets and adjustments;

(xv)	stock price, total stockholder return, Fair Market Value of Shares or the growth in the value of an investment in Shares assuming the reinvestment of dividends;

(xvi)	earnings from continuing operations;

(xvii)	the number of Acquisitions consummated;

(xviii)	the value of Acquisitions consummated;

(xix)	the amount of the Base Earnings of Acquisitions during a stated period;

(xx)	cost targets, reductions and savings, productivity and efficiencies;

(xxi)	a sale of the Company or any Related Entity or any of their respective assets; or

(xxii)	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share or market segment share, geographic business expansion, customer satisfaction, customer loyalty, employee satisfaction, human resources management, employee retention, new service or product innovation or introduction, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

Where applicable, the Performance Goals may be expressed in terms of attaining a specified level or levels of the particular criteria or the attainment of a specified percentage or amount increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Related Entity, or a division, strategic or operational business unit or administrative department of the Company, or may be applied to the performance of the Company or any Related Entity relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Without limiting the generality of the foregoing, to the extent not inconsistent with Section 162(m) of the Code, the Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in Applicable Laws, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to discontinued operations or the disposal of a segment of a business or related to a change in accounting principles, provided that the method of making such adjustments is objectively determinable by reference to the Company’s financial statements or other applicable objective measures. The Performance Goals may include a threshold level of performance below which no compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned. Achievement of each of the foregoing Performance Goals shall be subject to certification by the Committee in accordance with Section 9 of the Plan as applicable.

Appendix C

NATIONAL FINANCIAL PARTNERS CORP.

2009 MANAGEMENT INCENTIVE PLAN

1. Purposes; Interpretation. The purposes of the National Financial Partners Corp. 2009 Management Incentive Plan are to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year financial and other business objectives; and to reward the performance of individual officers and other key employees in fulfilling their personal responsibilities. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

2. Definitions. The following terms, as used herein, shall have the following meanings:

(a) “Acquisition” means the acquisition, in whole or in part, by the Company or any Related Entity of any equity securities or assets of a business.

(b) “Award” shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

(c) “Base Earnings” shall mean the cumulative preferred portion of Target Earnings of Acquisitions that the Company capitalizes at the time of an Acquisition.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Committee” shall mean the Compensation Committee of the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act; (ii) an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules.

(g) “Common Stock” shall mean the common stock of the Company, par value $0.10 per share.

(h) “Company” shall mean National Financial Partners Corp., a Delaware corporation, and its successors by operation of law.

(i) “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(k) “Fair Market Value” of the Common Stock means, as of any given date, the closing price per share of the Common Stock on the New York Stock Exchange (or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed) on such date. If the Common Stock is not then listed on any exchange, the Board in good faith shall determine the Fair Market Value of the Common Stock, consistent with the principles of Section 409A of the Code.

(l) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(m) “Participant” shall mean an officer or other employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

(n) “Performance Goals” shall mean performance goals determined by the Committee in its sole discretion. Such goals may be based on one or more of the criteria specified on Exhibit A hereto; provided, however, that with respect to any Participant who is or is reasonably expected to be a Covered Employee, the Performance Goals shall only be based on one or more of the criteria specified on Exhibit A.

(o) “Performance Period” shall mean the period of time during which the attainment of the applicable Performance Goals is to be measured, which shall be for a period of no longer than 12 months unless the Committee determines otherwise.

(p) “Plan” shall mean the National Financial Partners Corp. 2009 Management Incentive Plan, as amended from time to time.

(q) “Related Entity” means any Parent, Subsidiary and any business, corporation, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(r) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(s) “Target Earnings” shall mean the estimated annual operating cash flow of Acquisitions at the time of the Acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following the Acquisition.

3. Administration. The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine all of the terms and conditions (including but not limited to the Performance Goals) relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled or forfeited; to make adjustments in the Performance Goals as provided in Section 2(n) and Exhibit A hereof; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Except as required to comply with Section 162(m) of the Code, or other applicable law, or any listing requirement of the New York Stock Exchange or any other exchange or system on which the Company’s securities may be listed, (i) the Committee may delegate to the Chief Executive Officer all of the authority, duties and responsibilities of the Committee under the Plan, and (ii) the Committee may delegate all or any part of its authority, duties or responsibilities under the Plan to such other appropriate officer of the Company or committee comprised of employees of the Company. To the extent that the Committee so delegates any authority under the Plan, appropriate references to the Committee herein shall refer to such delegate. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any Company shareholder.

4. Eligibility. Awards may be granted to officers and other key employees of the Company or its Related Entities selected by the Committee in its sole discretion. Subject to Section 5(a) below, in determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Terms of Awards.

(a) In General. With regard to any Participant who is or is reasonably expected to be a Covered Employee, not later than ninety (90) days after the commencement of each Performance Period (but in no case after 25% of the Performance Period has elapsed), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, with respect to a Performance Period the Performance Goals applicable to each Award and, if applicable, minimum, target and maximum levels applicable to each Performance Goal. Awards for any Performance Period may be expressed as a dollar amount or as a percentage of the Participant’s annual base salary or on such other basis as the Committee may determine. Unless otherwise determined by the Committee, payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

(b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of an Award granted for a Performance Period be made to a Participant who is or is reasonably expected to be a Covered Employee in an amount that exceeds $5 million. The Committee may, in its sole discretion, increase (subject to the maximum amount set forth in this Section 5(b)) or decrease the amounts otherwise payable to Participants upon the achievement of Performance Goals under an Award; provided, however, that in no event may the Committee so increase the amount otherwise payable to a Covered Employee pursuant to an Award.

(c) Time and Form of Payment. All payments in respect of Awards granted under this Plan shall be made, in the Committee’s discretion, in cash (either within seventy-five (75) days after the end of the Performance Period or on a deferred basis under rules promulgated by the Committee, provided that such procedures conform to the requirements of Section 409A of the Code) and/or in the form of equity-based awards under an equity compensation plan; provided, however, that, unless otherwise determined by the Committee, in order to receive payment in respect of an Award, a Participant must be employed by the Company or one of its Related Entities on the day payment would be made in the absence of any deferral. In addition, in the case of Participants who are Covered Employees, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee. To the extent that payment or settlement in respect of any Award is made (i) in the form of shares of Common Stock or share equivalents, the value of such payment or settlement shall be based on the Fair Market Value of Common Stock on the date the Committee approves such payment or settlement and (ii) in the form of stock options to purchase shares of Common Stock, the number of stock options so issued in payment or settlement shall be based upon a generally recognized option valuation methodology that is consistent with the approach used by the Company to determine accounting expense under generally accepted accounting principles (“GAAP”) (as determined by the Committee).

6. General Provisions.

(a) Compliance With Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan and any Award shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b) Nontransferability. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution.

(c) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment among Participants. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or under such Award or to interfere with or limit in any way the right of the Company to terminate such Participant’s employment.

(d) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

(e) Withholding Taxes. The Company shall have the right to withhold the amount of any taxes that the Company may be required to withhold before delivery of payment of an Award to the Participant or other person entitled to such payment, or to make such other arrangements for the withholding of taxes that the Company deems satisfactory.

(f) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or to comply with any other law, regulation or rule shall be effective unless the same shall be approved by the requisite vote of the Company’s shareholders. Notwithstanding the foregoing, no amendment or termination of the Plan shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(g) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

(i) Effective Date. The Plan shall take effect as of January 1, 2009, subject to the approval of the Company’s shareholders at the 2009 annual meeting.

EXHIBIT A

PERFORMANCE GOALS

Performance Goals may be based on one or more of the following criteria, determined in accordance with GAAP, where applicable; provided, however, that with respect to any Participant who is or is reasonably expected to be a Covered Employee, the Performance Goals shall only be based on one or more of the criteria specified below:

(i)	pre-tax income or after-tax income (whether on a gross or net basis);

(ii)	earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

(iii)	GAAP net income excluding amortization of intangible assets, depreciation and the after-tax impact of the impairment of goodwill and intangible assets;

(iv)	any of the criteria in (ii) and (iii) above measured on a per share basis;

(v)	earnings or book value per share (basic or diluted);

(vi)	return on assets (gross or net), return on investment, return on capital, or return on equity;

(vii)	return on revenues or revenue growth;

(viii)	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

(ix)	economic value created;

(x)	operating margin or profit margin;

(xi)	gross profit or gross profit on investment;

(xii)	gross margin or gross margin on investment;

(xiii)	working capital;

(xiv)	specified objectives with regard to limiting the level of, or increase in, all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments;

(xv)	stock price, total stockholder return, Fair Market Value of shares of Common Stock or the growth in the value of an investment in shares of Common Stock assuming the reinvestment of dividends;

(xvi)	earnings from continuing operations;

(xvii)	the number of Acquisitions consummated;

(xviii)	the value of Acquisitions consummated;

(xix)	the amount of the Base Earnings of Acquisitions during a stated period;

(xx)	cost targets, reductions and savings, productivity and efficiencies;

(xxi)	a sale of the Company or any Related Entity or any of their respective assets; or

(xxii)	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share or market segment share, geographic business expansion, customer satisfaction, customer loyalty, employee satisfaction, human resources management, employee retention, new service or product innovation or introduction, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, any Related Entity, or a division, strategic or operational business unit or administrative department of the Company, or may be applied to the performance of the Company or any Related Entity relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Without limiting the generality of the foregoing, to the extent not inconsistent with Section 162(m) of the Code, the Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to discontinued operations or the disposal of a segment of a business or related to a change in accounting principles, provided that the method of making such adjustments is objectively determinable by reference to the Company’s financial statements or other applicable objective measures. The Performance Goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned. Achievement of each of the foregoing Performance Goals shall be subject to certification by the Committee.

DIRECTIONS TO THE 2009 ANNUAL STOCKHOLDER MEETING

The Annual Meeting will be held at 9:00 a.m. EDT on Wednesday, June 3, 2009 at the Roosevelt Hotel, Broadway Suite, 45 East 45th Street at Madison Avenue, New York, NY 10017.

BY BUS

Take the M3, M4 or Q32 bus to Madison Avenue at 45th Street, or the M1 or M2 bus to Madison Avenue at 43rd Street and walk North two blocks.

BY SUBWAY

Take the 4, 5, 6, 7 or S trains to Grand Central Station, exit at 42nd Street and Vanderbilt Avenue, then walk one block West to Madison Avenue, turn right and walk three blocks North to 45th Street.

BY CAR

EAST SIDE

Robert F. Kennedy Bridge (RFK Bridge, formerly Triborough Bridge)

- Take Robert F. Kennedy Bridge to FDR Drive South.

- Take Exit #10 onto East 49th Street.

- Turn left onto 2nd Avenue.

- Turn right onto 45th Street.

- Drive past 4 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

Queensborough Bridge (59th Street Bridge)

- Take Queensborough Bridge and turn left onto 2nd Avenue.

- Turn right onto 45th Street.

- Drive past 4 lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

Midtown Tunnel

- Take Midtown Tunnel straight onto 37th Street.

- Turn right onto 3rd Avenue.

- Turn left onto 45th Street.

- Drive past 3 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

Brooklyn Bridge

- Take Brooklyn Bridge onto FDR Drive North.

- From FDR Drive North, take Exit # 9 onto 42nd Street.

- Turn right onto 3rd Avenue.

- Turn left onto 45th Street.

- Drive past 3 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

FDR Drive

• SOUTH

- From FDR Drive South take Exit #10 onto East 49th Street.

- Turn left onto 2nd Avenue.

- Turn right onto 45th Street.

- Drive past 4 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

• NORTH

- From FDR Drive North take Exit #9 onto 42nd Street.

- Turn right onto 3rd Avenue.

- Turn left onto 45th Street.

- Drive past 3 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

WEST SIDE

George Washington Bridge

- Take George Washington Bridge to Henry Hudson Parkway South (West Side Highway).

- Turn left onto 57th Street and travel East across town.

- Turn right onto Lexington Avenue.

- Turn right onto 45th Street.

- Drive past 2 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

Henry Hudson Parkway (West Side Highway)

• SOUTH

- Turn left onto 57th Street and travel East across town.

- Turn right onto Lexington Avenue.

- Turn right onto 45th Street.

- Drive past 2 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

• NORTH

- Turn right onto 42nd Street and travel East across town.

- Turn left onto 3rd Avenue.

- Turn left onto 45th Street.

- Drive past 2 traffic lights.

- Hotel is between Vanderbilt Avenue and Madison Avenue on the right.

PARKING

There are several parking garages in the area:

MYERS PARKING

380 Madison Avenue at 46th Street (Between 5th & Madison Avenues)

CENTRAL PARKING

135 E. 47th Street (Between Lexington & 3rd Avenues)

KINNEY GARAGE

100 W. 44th Street (Between 6th & 7th Avenues)

KINNEY GARAGE

38 W. 46th Street (Between 5th & 6th Avenues)

Valet parking is available at the front entrance of the hotel.

PROXY CARD

NATIONAL FINANCIAL PARTNERS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2009.

The undersigned stockholder of National Financial Partners Corp. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Jessica M. Bibliowicz and Stancil E. Barton, and each of them, with full power of substitution, as Proxy or Proxies. Said Proxy or Proxies will vote all shares of the Common Stock of the undersigned, in accordance with the instructions printed on the reverse, at the Annual Meeting of Stockholders of National Financial Partners Corp. to be held on June 3, 2009, and at any adjournments or postponements thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and, in their discretion, with respect to such other matters as may be brought before the Annual Meeting or any adjournments or postponements thereof.

Please mark this proxy as indicated on the reverse side to vote on the four proposals. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be marked.

To be marked, dated and signed on the reverse side.

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

▲  FOLD AND DETACH HERE  ▲

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for National Financial Partners Corp. now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends

• View account history	• Make address changes

• Establish/change your PIN	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-866-637-7865 between 9am-7pm

Monday-Friday Eastern Time

http://www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours a day, 7 days a week

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at http://www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL DIRECTORS AND “FOR” ITEMS 2, 3 AND 4.

Please mark your votes as indicated in this example	☒

Item I

The Board of Directors recommends a vote FOR each of the nominees for director named below.

To elect seven directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected.

	Nominees are: 01 Stephanie Abramson 02 Arthur Ainsberg 03 Jessica Bibliowicz 04 R. Bruce Callahan 05 John Elliott 06 Shari Loessberg 07 Kenneth Mlekush	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
		☐	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)
*Exceptions

		FOR	AGAINST	ABSTAIN
Item II	The Board of Directors recommends a vote FOR the approval of the adoption of the 2009 Stock Incentive Plan. To approve the adoption of the 2009 Stock Incentive Plan.	☐	☐	☐
Item III	The Board of Directors recommends a vote FOR the approval of the adoption of the 2009 Management Incentive Plan. To approve the adoption of the 2009 Management Incentive Plan.	☐	☐	☐
Item IV

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm.

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.

		☐	☐	☐

Please mark this box if you plan to attend the Annual Meeting.		☐

Mark Here for Address Change or Comments SEE REVERSE

☐

Signature and Title (if applicable):	Signature and Title	(if applicable):	Date:
Note: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, all holders should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should include their full titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If the signer is a partnership, please sign in partnership name by an authorized person, indicating such individual’s official position or representative capacity.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Votes will be accepted via the Internet and telephone through June 2, 2009, 11:59 PM Eastern Time.

INTERNET
National Financial Partners Corp.
http://www.proxyvoting.com/nfp
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

You can view the 2008 Annual Report to Stockholders and the 2009 Proxy Statement on the Internet at http://materials.proxyvote.com/63607P.	Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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